                                                                   EXHIBIT 10.1


                      AMENDED AND RESTATED CREDIT AGREEMENT


                           Dated as of August 5, 1999


                                      among


                              RAILWORKS CORPORATION

                                       and

                          CERTAIN OF ITS SUBSIDIARIES,


                            THE LENDERS NAMED HEREIN,


                             BANK OF AMERICA, N.A.,
                        as Domestic Administrative Agent,


                             BANK OF AMERICA CANADA,
                        as Canadian Administrative Agent


                                       AND


                           FIRST UNION NATIONAL BANK,
                             as Documentation Agent

                                TABLE OF CONTENTS

SECTION 1 DEFINITIONS.................................................................................1
         1.1 Definitions..............................................................................1
         1.2 Computation of Time Periods.............................................................33
         1.3 Accounting Terms; Certain Calculations..................................................33

SECTION 2 CREDIT FACILITIES..........................................................................34
         2.1 Commitments.............................................................................34
         2.2 Method of Borrowing.....................................................................40
         2.3 Interest................................................................................42
         2.4 Repayment...............................................................................42
         2.5 Notes...................................................................................43
         2.6 Additional Provisions relating to Letters of Credit.....................................43
         2.7 Additional Provisions relating to Swingline Loans.......................................47

SECTION 3 OTHER PROVISIONS RELATING TO CREDIT FACILITIES.............................................53
         3.1 Default Rate............................................................................53
         3.2 Extension and Conversion................................................................54
         3.3 Prepayments.............................................................................54
         3.4 Termination and Reduction of Commitments................................................55
         3.5 Fees....................................................................................56
         3.6 Capital Adequacy........................................................................57
         3.7 Inability To Determine Interest Rate....................................................58
         3.8 Illegality..............................................................................59
         3.9 Requirements of Law.....................................................................59
         3.10 Taxes..................................................................................60
         3.11 Indemnity..............................................................................62
         3.12 Certain Limitations....................................................................63
         3.15 Pro Rata Treatment.....................................................................64
         3.16 Sharing of Payments....................................................................65
         3.17 Payments, Computations, Etc............................................................67
         3.18 Evidence of Debt.......................................................................69

SECTION 4 GUARANTY...................................................................................70
         4.1 The Guarantee...........................................................................70
         4.2 Obligations Unconditional...............................................................71
         4.3 Reinstatement...........................................................................72
         4.4 Certain Additional Waivers..............................................................73
         4.5 Remedies................................................................................73
         4.6 Rights of Contribution..................................................................73
         4.7 Continuing Guarantee....................................................................74

SECTION 5 CONDITIONS.................................................................................74

         5.1 Conditions to Closing...................................................................74
         5.2 Conditions to All Extensions of Credit..................................................76

SECTION 6 REPRESENTATIONS AND WARRANTIES.............................................................77
         6.1 Financial Condition.....................................................................77
         6.2 No Changes or Restricted Payments.......................................................77
         6.3 Organization; Existence; Compliance with Law............................................78
         6.4 Power; Authorization; Enforceable Obligations...........................................78
         6.5 No Legal Bar............................................................................78
         6.6 No Material Litigation..................................................................79
         6.7 No Default..............................................................................79
         6.8 Ownership of Property; Liens............................................................79
         6.9 Intellectual Property...................................................................79
         6.10 No Burdensome Restrictions.............................................................80
         6.11 Taxes..................................................................................80
         6.12 ERISA..................................................................................80
         6.13 Governmental Regulations, Etc..........................................................81
         6.14 Subsidiaries...........................................................................82
         6.15 Purpose of Extensions of Credit........................................................82
         6.16 Environmental Matters..................................................................82
         6.17 Year 2000 Compliance...................................................................83
         6.18 Canadian Pension Plans.................................................................83

SECTION 7 AFFIRMATIVE COVENANTS......................................................................84
         7.1 Financial Statements....................................................................84
         7.2 Certificates; Other Information.........................................................85
         7.3 Notices.................................................................................86
         7.4 Payment of Obligations..................................................................88
         7.5 Conduct of Business and Maintenance of Existence........................................88
         7.6 Maintenance of Property; Insurance......................................................88
         7.7 Inspection of Property; Books and Records; Discussions..................................89
         7.8 Environmental Laws......................................................................89
         7.9 Financial Covenants.....................................................................90
         7.10 Administrative Fees....................................................................90
         7.11 Additional Guaranties and Stock Pledges................................................90
         7.12 Ownership of Subsidiaries..............................................................93
         7.13 Use of Proceeds........................................................................93

SECTION 8 NEGATIVE COVENANTS.........................................................................94
         8.1 Indebtedness............................................................................94
         8.2 Liens...................................................................................96
         8.3 Consolidation, Merger, Amalgamation Divestiture, etc....................................96
         8.4 Acquisitions............................................................................97
         8.5 Investments.............................................................................98

         8.6 Ownership of Equity Interests...........................................................98
         8.7 Fiscal Year.............................................................................98
         8.8 Restricted Payments.....................................................................98
         8.9 Sale Leasebacks.........................................................................98
         8.10 No Further Negative Pledges............................................................98

SECTION 9 EVENTS OF DEFAULT.........................................................................100
         9.1 Events of Default......................................................................100
         9.2 Acceleration; Remedies.................................................................103
         9.3 Conversion and Redenomination of Certain Loans; Purchase of Risk Participation.........104

SECTION 10 AGENCY PROVISIONS........................................................................105
         10.1 Appointment...........................................................................105
         10.2 Delegation of Duties..................................................................106
         10.3 Exculpatory Provisions................................................................106
         10.4 Reliance on Communications............................................................106
         10.5 Notice of Default.....................................................................107
         10.6 Non-Reliance on Administrative Agent and Other Lenders................................107
         10.7 Indemnification.......................................................................108
         10.8 Administrative Agent in its Individual Capacity.......................................108
         10.9 Successor Administrative Agent........................................................109

SECTION 11 MISCELLANEOUS............................................................................109
         11.1 Notices...............................................................................109
         11.2 Right of Set-Off......................................................................111
         11.3 Benefit of Agreement..................................................................111
         11.4 No Waiver; Remedies Cumulative........................................................114
         11.5 Payment of Expenses, etc..............................................................114
         11.6 Amendments, Waivers and Consents......................................................115
         11.7 Counterparts..........................................................................117
         11.8 Headings..............................................................................117
         11.9 Survival..............................................................................117
         11.10 Governing Law; Submission to Jurisdiction; Venue.....................................117
         11.11 Severability.........................................................................118
         11.12 Entirety.............................................................................118
         11.13 Binding Effect; Termination..........................................................119
         11.14 Confidentiality......................................................................119
         11.15 Source of Funds......................................................................119
         11.16 Judgment Currency....................................................................120
         11.17 Conflict.............................................................................121

                                    SCHEDULES

Schedule 2.1              Lenders and Commitments
Schedule 2.2(a)(i)        Form of Notice of Borrowing for Domestic Revolving Loans
Schedule 2.2(a)(ii)       Form of Notice of Request for Letter of Credit
Schedule 2.2(a)(iii)      Form of Notice of Borrowing for Swingline Loans
Schedule 2.2(a)(iv)       Form of Notice of Borrowing for Canadian Revolving Loans
Schedule 2.2(a)(v)        Form of Notice of Borrowing for Bankers' Acceptances
Schedule 2.5-1            Form of Domestic Revolving Note
Schedule 2.5-2            Form of Canadian Revolving Note
Schedule 2.6(b)           Existing Letters of Credit
Schedule 3.2              Form of Notice of Extension/Conversion
Schedule 5.1(f)(iii)-1    Form of Officer's Certificate
Schedule 5.1(f)(iii)-2    Form of Officer's Certificate
Schedule 5.1(f)(iii)-3    Form of Officer's Certificate
Schedule 6.8              Existing Liens
Schedule 6.14             Subsidiaries
Schedule 7.2(b)           Form of Officer's Compliance Certificate
Schedule 7.11-1           Form of Joinder Agreement for Domestic Subsidiaries
Schedule 7.11-2           Form of Joinder Agreement for Canadian Subsidiaries
Schedule 8.1              Existing Indebtedness
Schedule 11.1             Lenders and Addresses
Schedule 11.3(b)          Form of Assignment and Acceptance

                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 5, 1999 (the "Credit Agreement"), is by and among RAILWORKS CORPORATION, a Delaware corporation, certain of its Subsidiaries identified herein, the lenders identified herein, FIRST UNION NATIONAL BANK, as documentation agent for the Lenders, BANK OF AMERICA CANADA, as administrative agent for the Canadian Lenders (in such capacity, the "Canadian Administrative Agent") and BANK OF AMERICA, N.A., as administrative agent for the Domestic Lenders (in such capacity, the "Domestic Administrative Agent").

                               W I T N E S S E T H

         WHEREAS, a $75 million revolving credit facility has been established in favor of RailWorks Corporation pursuant to the terms of that Credit Agreement dated as of August 4, 1998 (as amended and modified, the "Original Credit Agreement") among RailWorks Corporation, as borrower, the subsidiaries identified therein, as guarantors, the lenders identified therein, First Union National Bank, as Documentation Agent, and NationsBank, N.A. (now known as Bank of America, N.A.), as Administrative Agent;

         WHEREAS, RailWorks Corporation has requested certain modifications to the credit facility established pursuant to the Original Credit Agreement, including, among other things, an increase in the size of the facility to $90 million and the establishment of a $15 million Canadian credit facility;

         WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions provided herein;

         WHEREAS, this Credit Agreement is given in amendment to, restatement of and substitution for the Original Credit Agreement;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1
                                   DEFINITIONS

         1.1      Definitions.

                  As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

                  "Acceptance Fee" shall have the meaning provided in Section 3.5(c).

                  "Acquisition" means any transaction in which the Domestic Borrower or any of its Subsidiaries directly or indirectly (i) acquires any Property with which an ongoing business is conducted or is to be conducted, (ii) acquires all or substantially all of the assets of any Person or division thereof, whether through a purchase of assets, merger or otherwise, (iii) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority of the Voting Stock of a corporation, other than the acquisition of Voting Stock of a wholly-owned Subsidiary solely in connection with the organization and capitalization of that Subsidiary by the Domestic Borrower or another Credit Party, or (iv) acquires control of more than 50% ownership interest in any partnership, joint venture or limited liability company.

                  "Administrative Agents" means the Domestic Administrative Agent and the Canadian Administrative Agent.

                  "Administrative Agent's Fee Letter" means that certain letter agreement, dated as of May 14, 1999, between the Domestic Administrative Agent and the Domestic Borrower, as amended, modified, supplemented or replaced from time to time.

                  "Administrative Agent's Fees" shall have the meaning assigned to such term in Section 3.5(d).

                  "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agency Services Address" means Bank of America, N.A., NC1-001-15-04, 101 North Tryon Street, Charlotte, North Carolina 28255,
         Attn: Agency Services, or such other address as may be identified by written notice from the Domestic Administrative Agent to the Domestic Borrower.

                  "Agents" means the Domestic Administrative Agent, the Canadian Administrative Agent and the Collateral Agent.

                  "Aggregate Canadian Revolving Committed Amount" shall have the meaning assigned to such term in Section 2.1(d).

                  "Aggregate Domestic Revolving Committed Amount" shall have the meaning assigned to such term in Section 2.1(a).

                  "Applicable BA Discount Rate" means (i) with respect to any Canadian Lender named on Schedule I to the Bank Act (Canada), as applicable to a Bankers' Acceptance being purchased or otherwise funded by such Canadian Lender on any day, the respective percentage discount rate per annum for a Canadian Dollar bankers' acceptance for the term and face amount comparable to the term and face amount of such Bankers' Acceptance that appears on the Reuters Screen CDOR Page as of 10:00 A.M. (Toronto, Ontario time) on the date of determination as reported by the Canadian Administrative Agent; provided, however, that if on such day no rate appears on the Reuters Screen CDOR Page as contemplated, the rate for such day shall be the average (as determined by the Canadian Administrative Agent) of the respective discount rates per annum (expressed to two decimal places and rounded upwards, if necessary, to the nearest 1/100th of 1%) quoted to the Canadian Administrative Agent by each of the five largest Canadian chartered banks named on Schedule I to the Bank Act (Canada) (each a "Schedule I Reference Bank") as the percentage discount rate at which such Schedule I Reference Bank would, in accordance with its normal practices, at or about 10:00 A.M. (Toronto, Ontario time) on such day, be prepared to purchase bankers' acceptances accepted by such
         Schedule I Reference Bank having a term and a face amount comparable to the term and face amount of such Bankers' Acceptance, and (ii) with respect to any Canadian Lender named on Schedule II to the Bank Act (Canada) and any Canadian Lender which is not named on either Schedule I or Schedule II to the Bank Act (Canada), as applicable to a Bankers' Acceptance being purchased or otherwise funded by such Canadian Lender on any day, the lesser of (x) the percentage discount rate per annum (expressed to two decimal places and rounded upward, if necessary, to the nearest 1/100th of 1%) quoted to the Canadian Administrative Agent by Bank of America Canada (the "Schedule II Reference Bank") as the percentage discount rate at which the Schedule II Reference Bank would, in accordance with its normal practices, at or about 10:00 A.M. (Toronto, Ontario time) on such day, be prepared to purchase bankers' acceptances accepted by the Schedule II Reference Bank having a term and a face amount comparable to the term and face amount of such Bankers' Acceptance and (y) the rate per annum that is 10 basis points per annum in excess of the rate determined pursuant to clause (i) of this definition in connection with the relevant issuance of Bankers' Acceptances.

                  "Applicable Percentage" means, for any day, the rate per annum set forth below opposite the applicable Consolidated Total Leverage Ratio then in effect, it being understood that the Applicable Percentage for (i) Base Rate Loans shall be the percentage set forth under the column "Applicable Percentage for Base Rate Loans", (ii) Eurodollar Loans shall be the percentage set forth under the column "Applicable Percentage for Eurodollar Loans, Bankers' Acceptances and Letter of Credit Fee", (iii) the Letter of Credit Fee shall be the percentage set forth under the column "Applicable Percentage for Eurodollar Loans, Bankers' Acceptances and Letter of Credit Fee", (iv) the Domestic Commitment Fee and the Canadian Commitment Fee shall be the percentage set forth under the column "Commitment Fee", and (v) the Acceptance Fee for Bankers' Acceptances shall be the percentage set forth under the column "Applicable Percentage for Eurodollar Loans, Bankers' Acceptances and Letter of Credit Fee":

                                                        Applicable
                                                      Percentage for
                                                    Eurodollar Loans,
                                                         Bankers'
           Pricing           Consolidated            Acceptances and      Applicable Percentage    Applicable Percentage
            Level        Total Leverage Ratio      Letter of Credit Fee   for Base Rate Loans       for Commitment Fee
            -----        --------------------      --------------------   -------------------       ------------------
              I                [ ] 3.5                    2.50%                  1.00%                    0.50%
             II           [ ] 3.0 but < 3.5               2.25%                  0.75%                    0.50%
             III          [ ] 2.5 but < 3.0               2.00%                  0.50%                    0.375%
             IV           [ ] 2.0 but < 2.5               1.75%                    0%                     0.30%
              V           [ ] 1.5 but < 2.0               1.50%                    0%                     0.30%
             VI                  < 1.5                    1.25%                    0%                     0.25%


         The Applicable Percentage shall be determined and adjusted quarterly on the date (each a "Rate Determination Date") five (5) Business Days after the date by which the annual and quarterly compliance certificates and related financial statements and information are required in accordance with the provisions of Sections 7.1(a) and (b) and Section 7.2(b), as appropriate; provided that:

                           (i) from the Closing Date until the Rate Determination Date occurring in connection with delivery of the financial statements for the fiscal quarter ending June 30, 1999, the Applicable Percentages shall be based on Pricing Level II; and

                           (ii)     in the event an annual or quarterly
                  compliance certificate and related financial statements and information are not delivered timely to the Agency Services Address by the date required by Sections 7.1(a) and (b) and
                  Section 7.2(b), as appropriate, the Applicable Percentages shall be based on Pricing Level I until such time as an appropriate compliance certificate and related financial statements and information are delivered, whereupon the applicable Pricing Level shall be adjusted based on the information contained in such compliance certificate and related financial statements and information.

         Each Applicable Percentage shall be effective from a Rate Determination Date until the next Rate Determination Date. The Domestic Administrative Agent shall determine the appropriate Applicable Percentages in the pricing matrix promptly upon receipt of the quarterly or annual compliance certificate and related financial information and shall promptly notify the Borrowers and the Lenders of any change thereof. Such determinations by the Domestic Administrative Agent shall be conclusive absent manifest error. Adjustments in the Applicable Percentages shall be effective as to existing Extensions of Credit as well as new Extensions of Credit made thereafter.

                  "BA Discount Proceeds" means proceeds in respect of any Bankers' Acceptance to be purchased on any day under Section 2.8(e), in an amount (rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up) calculated on such day by dividing:

                  (a)      the Face Amount of such Bankers' Acceptance; by

                  (b)      the sum of one plus the product of:

                           (i) the Applicable BA Discount Rate (expressed as a decimal) applicable to such Bankers' Acceptance; and

                           (ii) a fraction, the numerator of which is the number of days remaining in the term of such Bankers' Acceptance and the denominator of which is 365 days;

                  with such product being rounded up or down to the fifth decimal place and .000005 being rounded up.

                  "BA Documents" means with respect to any Bankers' Acceptance, such documents and agreements as the Canadian Lenders accepting the same may require in connection with the creation of such Bankers' Acceptance.

                  "BA Obligations" means all obligations of the Canadian Borrowers with respect to Bankers' Acceptances created under the BA Revolving Commitments.

                  "BA Revolving Commitment" means the commitment of the Canadian Lenders to accept Bankers' Acceptances, and with respect to each Canadian Lender, the commitment of each Canadian Lender to accept Bankers' Acceptances up to such Canadian Lender's Canadian Revolving Committed Amount, as such amount may be reduced from time to time in accordance with the provisions hereof.

                  "Bank of America" means Bank of America, N.A., and its successors.

                  "Bankers' Acceptance" means a depository bill as defined in the Depository Bills and Notes Act (Canada) in Canadian Dollars that is in the form of an order signed by the Canadian Borrower and accepted by a Canadian Lender pursuant to this Agreement or, for Canadian Lenders not participating in clearing services contemplated in that Act, a draft or bill of exchange in Canadian Dollars payable in Canada that is drawn in Canada by a Canadian Borrower and accepted by a Canadian Lender pursuant to this Agreement. Orders that become depository bills, drafts and bills of exchange are sometimes collectively referred to in this Agreement as "orders".

                  "Bankruptcy Code" means either (a) the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time or (b) the Bankruptcy and Insolvency Act (Canada), as amended, modified, succeeded or replaced from time to time.

                  "Bankruptcy Event" means, with respect to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, reorganization, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

                  "Base Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to

                           (i) in the case of Domestic Revolving Loans and Canadian Revolving Loans denominated in U.S. Dollars, the greater of (a) the Federal Funds Rate in effect on such day plus 1/2 of 1% or (b) the Prime Rate in effect on such day. If for any reason the Domestic Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Domestic Administrative Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (a) of the first sentence of this subsection until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively.

                           (ii) in the case of Canadian Revolving Loans denominated in Canadian Dollars, the greater of (a) the market bid rate for bankers' acceptances denominated in Canadian Dollars having a term of 30 days as appears on the Reuters Screen CDOR Page as of 10:00 A.M. (Toronto, Ontario time) in effect on such day plus 1/2 of 1% or (b) the Prime Rate in effect on such day. Any change in the Base Rate due to a change in the Prime Rate or the foregoing bankers' acceptance rate shall be effective on the effective date of such change in the Prime Rate or bankers' acceptance rate, respectively.

                  "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate.

                  "Borrowing Base" means, as of any day, an amount equal to the sum of (i) eighty-five percent (85%) of Eligible Receivables of the Credit Parties, (ii) fifty percent (50%) of Eligible Receivables Retainage of the Credit Parties and (iii) sixty percent (60%) of Eligible Inventory of the Credit Parties, in each case as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agents and the Lenders in accordance with the terms of
         Section 7.1(c), with adjustments to give effect to Acquisitions and Divestitures since the date of such Borrowing Base Certificate on a Pro Forma Basis.

                  "Borrowers" means the Domestic Borrower and the Canadian Borrowers.

                  "Borrowing Base Certificate" shall have the meaning assigned to such term in Section 7.1(c).

                  "Business Day" means a day other than a Saturday or a Sunday; provided that, in addition, (a) in the case of Domestic Revolving Loans, Swingline Loans and Letters of Credit, such day is not a day on which commercial banks in Charlotte, North Carolina, Baltimore, Maryland or New York, New York are authorized or required by law to close and (b) in the case of Canadian Revolving Loans and Bankers' Acceptances, such day is not a day on which banking institutions in Toronto, Ontario are authorized or required by law or other governmental action to close; provided, further, that, when used in connection with a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in U.S. Dollar deposits in London, England.

                  "Canadian Administrative Agent" shall have the meaning assigned to such term in the heading hereof, together with its successors in such capacity.

                  "Canadian Borrowers" means (a) Gantrex RW Company, a Nova Scotia unlimited liability company, (b) RailWorks of Canada Company, a Nova Scotia unlimited liability company and (c) any other Canadian Subsidiary of the Domestic Borrower joined as a Canadian Borrower hereunder pursuant to such joinder agreement(s) and other documentation as are reasonably satisfactory to the Canadian Administrative Agent, and, in each case, together with permitted successors and assigns.

                  "Canadian Commitment Fee" shall have the meaning provided in
         Section 3.5(a)(ii).

                  "Canadian Credit Parties" means the Canadian Borrowers and the Canadian Guarantors.

                  "Canadian Dollars" and "CDN$" means dollars in lawful currency of Canada.

                  "Canadian Guarantors" means (i) the Domestic Borrower, (ii) the Canadian Subsidiaries identified as Canadian Guarantors on the signature pages hereto, and (iii) any other Persons which may guarantee the Canadian Obligations hereunder by joinder as a Canadian Guarantor hereunder.

                  "Canadian Lenders" means Lenders holding Canadian Revolving Commitments.

                  "Canadian Obligations" means, collectively, the Canadian Revolving Loans and the BA Obligations.

                  "Canadian Pension Plan" means any plan, program or arrangement that is a pension plan for the purposes of any applicable pension benefits legislation or any tax laws of Canada or a province thereof, whether or not registered under any such laws, which is maintained or contributed to by, or to which there is or may be an obligation to contribute by, any Borrower in respect of any Person's employment in Canada with such Borrower.

                  "Canadian Pension Laws" shall have the meaning assigned to such term in Section 6.18.

                  "Canadian Pledge Agreement" means the Pledge Agreement dated as of the Closing Date given by the Canadian Borrowers and certain other Credit Parties identified therein to the Collateral Agent to secure the obligations of the Canadian Credit Parties under the Credit Documents, as amended and modified from time to time.

                  "Canadian Register" shall have the meaning given such term in
         Section 11.3(c)(ii).

                  "Canadian Required Lenders" means, at any time, Canadian Lenders having more than fifty percent (50%) of the Canadian Revolving Commitments, or if the Canadian Revolving Commitments have been terminated, Canadian Lenders having more than fifty percent (50%) of the aggregate principal amount of the Canadian Obligations outstanding (taking into account in each case Participation Interests or obligations to participate therein); provided that the Canadian Revolving Commitments of, and outstanding principal amount of Canadian Obligations (taking into account Participation Interests therein) owing to, a Defaulting Lender shall be excluded for purposes hereof in making a determination of Canadian Required Lenders.

                  "Canadian Revolving Commitment" means, with respect to each Canadian Lender, the commitment of such Canadian Lender to make Canadian Revolving Loans and to create Bankers' Acceptances in an aggregate principal amount at any time outstanding of up to such Canadian Lender's Canadian Revolving Commitment Percentage of the Aggregate Canadian Revolving Committed Amount.

                  "Canadian Revolving Commitment Percentage" means, with respect to each Canadian Lender, a fraction (expressed as a percentage) the numerator of which is the Canadian Revolving Commitment of such Canadian Lender at such time and the denominator of which is the Aggregate Canadian Revolving Committed Amount at such time. The initial Canadian Revolving Commitment Percentages are set out on Schedule 2.1.

                  "Canadian Revolving Committed Amount" means, with respect to each Canadian Lender, the amount of each Canadian Lender's Canadian Revolving Commitment as specified in Schedule 2.1, as such amount may be reduced from time to time in accordance with the provisions hereof.

                  "Canadian Revolving Loans" shall have the meaning assigned to such term in Section 2.1(e).

                  "Canadian Revolving Note" or "Canadian Revolving Notes" means the promissory notes of the Canadian Borrowers in favor of each of the Canadian Lenders evidencing the Canadian Revolving Loans in substantially the form attached as Schedule 2.5-2, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

                  "Canadian Security Agreement" means the Security Agreement dated as of the Closing Date given by the Canadian Borrowers and certain other Canadian Credit Parties to the Collateral Agent to secure the obligations of the Canadian Credit Parties under the Credit Documents, as amended and modified from time to time.

                  "Canadian Subsidiary" means any Subsidiary which is incorporated or organized under the laws of Canada or its provinces.

                  "Capital Expenditures" means, for any period, without duplication, all expenditures (whether paid in cash or other consideration) during such period that, in accordance with GAAP, are or should be included in additions to property, plant and equipment or similar items reflected in the consolidated statement of cash flows for such period; provided, that Capital Expenditures shall not include, for purposes hereof, expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the members of the Consolidated Group.

                  "Capital Lease" means, as applied to any Person, any lease of any Property by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

                  "Capital Lease Obligation" means the capital lease obligations relating to a Capital Lease determined in accordance with GAAP.

                  "Cash Equivalents" means (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. Dollar denominated time deposits and certificates of deposit of (i) any Lender, or (ii) any domestic commercial bank of recognized standing (y) having capital and surplus in excess of US$500,000,000 and (z) whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by a Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of US$500,000,000 for direct obligations issued by or fully guaranteed by the United States of America in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least 100% of the amount of the repurchase obligations, (e) obligations of any State of the United States or any political subdivision thereof, the interest with respect to which is exempt from federal income taxation under Section 103 of the Internal Revenue Code, having a long term rating of at least AA- or Aa-3 by S&P or Moody's, respectively, and maturing within three years from the date of acquisition thereof, (f) Investments in municipal auction preferred stock (i) rated AAA (or the equivalent thereof) or better by S&P or Aaa (or the equivalent thereof) or better by Moody's and (ii) with dividends that reset at least once every 365 days, (g) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least US$100,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (f), and (h) other Investments deemed to be cash equivalents in accordance with GAAP.

                  "Change of Control" means the occurrence of either of the following events: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Domestic Borrower, a corporation owned directly or indirectly by the stockholders of the Domestic Borrower (immediately after the IPO) or any of their respective Affiliates, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Domestic Borrower representing 50% or more of the total voting power represented by the Domestic Borrower's then outstanding securities that vote generally in the election of directors; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Domestic Borrower's Board of Directors and any new directors whose election by the Domestic Borrower's Board of Directors or nomination for election by the Domestic Borrower's stockholders was approved by a vote or a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Domestic Borrower's Board of Directors.

                  "Closing Date" means the date hereof.

                  "Collateral Agent" means Bank of America, N.A., and its successors in such capacity.

                  "Combination" has the meaning assigned to such term in the Registration Statement.

                  "Commitment" means the Domestic Revolving Commitments, the LOC Commitment, the Swingline Commitment and the Canadian Revolving Commitments.

                  "Commitment Period" means the period from and including the Closing Date to but not including the earlier of (i) the Termination Date, or (ii) the date on which the Commitments terminate in accordance with the provisions of this Credit Agreement.

                  "Consolidated Capital Expenditures" means, for any period, Capital Expenditures for the Consolidated Group on a consolidated basis determined in accordance with GAAP applied on a consistent basis.

                  "Consolidated EBITDA" means, for any period for the Consolidated Group, the sum of Consolidated Net Income plus Consolidated Interest Expense plus all provisions for any Federal, state or other domestic and foreign income taxes plus depreciation and amortization minus, to the extent not deducted in determining Consolidated Net Income, earn-out payments made in connection with the Permitted Acquisitions, in each case on a consolidated basis determined in accordance with GAAP applied on a consistent basis, but excluding for purposes hereof extraordinary gains and losses and related tax effects thereon.

                  "Consolidated Fixed Charge Coverage Ratio" means, for the period of four consecutive fiscal quarters ending as of the date of determination, the ratio of Consolidated EBITDA to Consolidated Fixed Charges.

                  "Consolidated Fixed Charges" means, for any period for the Consolidated Group, the sum of the cash portion of Consolidated Interest Expense plus current maturities of Funded Debt for the four consecutive fiscal quarters beginning the day after the date of determination plus the greater of (i) twenty percent (20%) of Obligations outstanding hereunder on the date of determination, or (ii) Two Million Dollars (US$2,000,000), in each case on a consolidated basis determined in accordance with GAAP applied on an consistent basis. Except as otherwise expressly provided, the applicable period shall be for the four consecutive fiscal quarters ending as of the date of determination.

                  "Consolidated Group" means the Domestic Borrower and its consolidated subsidiaries as determined in accordance with GAAP.

                  "Consolidated Interest Expense" means, for any period for the Consolidated Group, all interest expense, including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Securitization Transactions, in each case on a consolidated basis determined in accordance with GAAP applied on a consolidated basis. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

                  "Consolidated Net Income" means for any period for the Consolidated Group, net income on a consolidated basis determined in accordance with GAAP applied on a consistent basis plus the amount of any deduction from such net income with respect to the fiscal quarter ending September 30, 1998 attributable to (i) the Stock Incentive Plan and (ii) other nonrecurring expenses related to the IPO, the Combination and the Original Credit Agreement. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

                  "Consolidated Net Worth" means, as of any date for the Consolidated Group, shareholders' equity or net worth as determined in accordance with GAAP.

                  "Consolidated Rent Expense" means rental expense under Operating Leases of the Consolidated Group on a consolidated basis for the applicable period, as determined in accordance with GAAP. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

                  "Consolidated Senior Debt" means Consolidated Total Funded Debt less Subordinated Debt of the Consolidated Group on a consolidated basis as determined in accordance with GAAP.

                  "Consolidated Senior Leverage Ratio" means, as of the last day of any fiscal quarter, the ratio of Consolidated Senior Debt on such day to Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day.

                  "Consolidated Total Funded Debt" means Funded Debt of the Consolidated Group determined on a consolidated basis in accordance with GAAP applied on a consistent basis.

                  "Consolidated Total Leverage Ratio" means, as of the last day of any fiscal quarter, the ratio of Consolidated Total Funded Debt on such day to Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day.

                  "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any material agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Credit Documents" means a collective reference to this Credit Agreement, the Notes, the LOC Documents, the BA Documents, the Domestic Pledge Agreement, the Canadian Pledge Agreement, the Domestic Security Agreement, the Canadian Security Agreement, each Joinder Agreement, the Administrative Agent's Fee Letter, and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

                  "Credit Party" means any of the Domestic Credit Parties and the Canadian Credit Parties.

                  "Debt Transaction" means, with respect to any member of the Consolidated Group, any sale, issuance or placement of Subordinated Debt permitted by Section 8.1.

                  "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Defaulting Lender" means, at any time, any Lender that, at such time, (i) has failed to make an Extension of Credit required pursuant to the terms of this Credit Agreement, (ii) has failed to pay to any Agent or any Lender an amount owed by such Lender pursuant to the terms of the Credit Agreement or any other of the Credit Documents, or (iii) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar proceeding.

                  "Determination Date" means with respect to any Obligations denominated in foreign currency (including Canadian Dollars):

                           (i) in connection with the origination of any new Extension of Credit, the Business Day which is the earliest of the date such credit is extended, the date the rate is set or the date the bid is accepted, as applicable; and

                           (ii)     the last Business Day of each month; and

                           (iii) in connection with any extension, conversion or continuation of an existing Obligation, the Business Day which is the earlier of the date such Obligation is extended, converted or continued, or the date the rate is set, as applicable, in connection therewith; and

                           (iv) the date of any reduction in the Aggregate Domestic Revolving Committed Amount or the Aggregate Canadian Revolving Committed Amount pursuant to Section 3.4; and

                           (v) such additional dates (but not more than one additional date per month) as determined by the Domestic Administrative Agent;

                  For purposes of determining availability, the rate of exchange for foreign currencies (including Canadian Dollars) shall be the spot rate therefor as quoted by the Domestic Administrative Agent at or about 10:00 A.M. (Charlotte, North Carolina time or Toronto, Ontario time, as appropriate) on the date of determination.

                  "Divestiture" means any transaction by which the Domestic Borrower or any Subsidiary sells, leases, transfers or otherwise disposes of (i) any Property with which an ongoing business is conducted or to be conducted; (ii) all or substantially all or any substantial portion of its assets; or (iii) the capital stock of a Subsidiary, in each case other than (x) the sale of Inventory in the ordinary course of business, (y) the sale, lease, transfer or other disposition of plant, property and equipment which is no longer used or useful in the business of such Credit Party or as to which the proceeds thereof are reinvested in plant, property or equipment within six months thereof, or (z) sales, leases, transfers or other dispositions of Property or capital stock of a Subsidiary by one Credit Party to another.

                  "Dollar Amount" means (i) with respect to U.S. Dollars or an amount denominated in U.S. Dollars, such amount, and (ii) with respect to Canadian Dollars or an amount denominated in Canadian Dollars, the Dollar Equivalent thereof as of the most recent Determination Date.

                  "Dollar Equivalent" means, on any date, with respect to an amount denominated in any foreign currency (including Canadian Dollars), the amount of U.S. Dollars into which the Domestic Administrative Agent could, in accordance with its practice, convert such amount of foreign currency in the interbank foreign exchange market at its spot rate of exchange (inclusive of all reasonably related costs of conversion, if any, that are actually incurred) at or about 10:00 A.M. (Charlotte, North Carolina time or Toronto, Ontario time, as appropriate), on such date.

                  "Domestic Administrative Agent" shall have the meaning assigned to such term in the heading hereof, together with its successors in such capacity.

                  "Domestic Borrower" means RailWorks Corporation, a Delaware corporation, and its permitted successors and assigns.

                  "Domestic Commitment Fee" shall have the meaning provided in
         Section 3.5(a)(i).

                  "Domestic Credit Parties" means the Domestic Borrower and the Domestic Guarantors.

                  "Domestic Guarantors" means (i) the Domestic Subsidiaries identified as Domestic Guarantors on the signature pages hereto and
         (ii) any other Persons which may guarantee the Domestic Obligations hereunder by joinder as a Domestic Guarantor hereunder.

                  "Domestic Lenders" means Lenders holding Domestic Revolving Commitments.

                  "Domestic Obligations" means, collectively, the Domestic Revolving Loans, the LOC Obligations and the Swingline Loans.

                  "Domestic Pledge Agreement" means the Amended and Restated Pledge Agreement dated as of the Closing Date given by the Domestic Borrower and certain other Credit Parties identified therein to the Collateral Agent to secure the obligations of the Domestic Credit Parties, as such Amended and Restated Pledge Agreement may be amended and modified from time to time.

                  "Domestic Register" shall have the meaning given such term in
         Section 11.3(c)(i).

                  "Domestic Required Lenders" means, at any time, Domestic Lenders having more than fifty percent (50%) of the Domestic Revolving Commitments (as such Domestic Revolving Commitments may be increased pursuant to Section 2.1(h)), or if the Domestic Revolving Commitments have been terminated, Domestic Lenders having more than fifty percent (50%) of the aggregate principal amount of the Domestic Obligations outstanding (taking into account in each case Participation Interests or obligations to participate therein); provided that the Domestic Revolving Commitments of, and outstanding principal amount of Domestic Obligations (taking into account Participation Interests therein) owing to, a Defaulting Lender shall be excluded for purposes hereof in making a determination of Domestic Required Lenders.

                  "Domestic Revolving Commitment" means, with respect to each Domestic Lender, the commitment of such Domestic Lender to make Domestic Revolving Loans in an aggregate principal amount at any time outstanding of up to such Domestic Lender's Domestic Revolving Commitment Percentage of the Aggregate Domestic Revolving Committed Amount, as such amount may be reduced from time to time in accordance with the provisions hereof.

                  "Domestic Revolving Commitment Percentage" means, with respect to each Domestic Lender, a fraction (expressed as a percentage) the numerator of which is the Domestic Revolving Commitment of such Domestic Lender at such time and the denominator of which is the Aggregate Domestic Revolving Committed Amount at such time. The initial Domestic Revolving Commitment Percentages are set out on Schedule 2.1.

                  "Domestic Revolving Committed Amount" means, with respect to each Domestic Lender, the amount of each Domestic Lender's Domestic Revolving Commitment, as specified in Schedule 2.1, as such amount may be reduced from time to time in accordance with the provisions hereof.

                  "Domestic Revolving Loans" shall have the meaning assigned to such term in Section 2.1(a).

                  "Domestic Revolving Note" or "Domestic Revolving Notes" means the promissory notes of the Domestic Borrower in favor of each of the Domestic Lenders evidencing the Domestic Revolving Loans and the Swingline Loans in substantially the form attached as Schedule 2.5-1, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

                  "Domestic Security Agreement" means the Amended and Restated Security Agreement dated as of the Closing Date given by the Domestic Credit Parties to the Collateral Agent to secure the obligations of the Domestic Credit Parties, as such Amended and Restated Security Agreement may be amended and modified from time to time.

                  "Domestic Subsidiary" means any Subsidiary which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

                  "Eligible Inventory" means, as of any date of determination, the aggregate book value (based on a FIFO valuation) of all inventory owned by the Credit Parties on a consolidated basis after deducting allowances or reserves relating thereto, as shown on the books and records of the Credit Parties, but excluding in any event (i) inventory which is (a) not subject to a perfected, first priority Lien in favor for the Collateral Agent to secure the obligations of the Credit Parties under the Domestic Security Agreement or the Canadian Security Agreement, as applicable, or (b) subject to any other Lien that is not a Permitted Lien

                  "Eligible Receivables" means, as of any date of determination, the aggregate book value of all accounts, accounts receivable, receivables, and obligations for payment created or arising from the sale of inventory or the rendering of services in the ordinary course of business (collectively, the "Receivables"), owned by or owing to the Credit Parties on a consolidated basis after deducting retainage and allowances or reserves relating thereto, as shown on the books and records of the Credit Parties, but excluding in any event (a) Receivables owing by an account debtor which is not solvent or is subject to any bankruptcy or insolvency proceeding of any kind and (b) any Receivable which is (i) not subject to a perfected, first priority Lien in favor for the Collateral Agent to secure the obligations of the Credit Parties under the Domestic Security Agreement or the Canadian Security Agreement, as applicable, or (ii) subject to any other Lien that is not a Permitted Lien

                  "Eligible Receivables Retainage" means, as of any date of determination, the aggregate book value of that portion of Receivables owned by or owing to the Credit Parties on a consolidated basis consisting of retainage but excluding in any event such portion of Receivables owing by an account debtor which is not solvent or is subject to any bankruptcy or insolvency proceeding of any kind.

                  "Environmental Laws" means any and all lawful and applicable Federal, state, provincial, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

                  "Equity Transaction" means, with respect to any member of the Consolidated Group, any issuance of shares of its capital stock or other equity interest, other than an issuance (i) to a member of the Consolidated Group, (ii) in connection with a conversion of debt securities to equity or (iii) in connection with exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                  "ERISA Affiliate" means an entity which is under common control with any Credit Party or any of its Subsidiaries within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any Credit Party or any of its Subsidiaries and which is treated as a single employer under Sections 414(b) or (c) of the Internal Revenue Code.

                  "ERISA Event" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by any Credit Party or any of its Subsidiaries or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan;
         (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA;
         (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any Credit Party or any of its Subsidiaries or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (vii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA.

                  "Eurodollar Loan" means any Revolving Loan bearing interest at a rate determined by reference to the Eurodollar Rate.

                  "Eurodollar Rate" means, for the Interest Period for each Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate determined pursuant to the following formula:

                   Eurodollar Rate  =         Interbank Offered Rate
                                       -------------------------------------
                                        1 - Eurodollar Reserve Percentage

                  "Eurodollar Reserve Percentage" means, for any day, that percentage (expressed as a decimal) which is in effect from time to time under any regulations of the Board of Governors of the Federal Reserve System (or any successor) or other Governmental Authority having jurisdiction with respect thereto) as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Loans is determined), whether or not Lender has any

         Eurocurrency liabilities subject to such reserve requirement at that time. Eurodollar Loans shall be deemed to constitute Eurocurrency liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Lender. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "Event of Default" means such term as defined in Section 9.1.

                  "Existing Letters of Credit" means those Letters of Credit outstanding on the Closing Date identified on Schedule 2.6(b).

                  "Extension of Credit" means, as to any Lender, the making of, or participation in, a Loan by such Lender or the issuance or extension of, or participation in, a Letter of Credit by such Lender or the creation of a Bankers' Acceptance by such Lender.

                  "Face Amount" means, in respect of a Bankers' Acceptance, the amount payable to the holder thereof at maturity.

                  "Fees" means all fees payable pursuant to Section 3.5.

                  "Federal Funds Rate" means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (A) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day and (B) if no such rate is so published on such next preceding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Domestic Administrative Agent on such day on such transactions as determined by the Domestic Administrative Agent.

                  "Foreign Subsidiary" means a Subsidiary which is not a Domestic Subsidiary.

                  "Founding Companies" means the Domestic Subsidiaries which were party to the Original Credit Agreement on the closing date thereof (being August 4, 1998), as they existed immediately prior to the Combination.

                  "Funded Debt" means, with respect to any Person, without duplication, (i) all Indebtedness of such Person for borrowed money,
         (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) all purchase money Indebtedness (including for purposes hereof, indebtedness and obligations described in clauses
         (iii) and (iv) of the definition of "Indebtedness") of such Person, including without limitation the principal portion of all obligations of such Person under Capital Leases, (iv) all Support Obligations of such Person with respect to Funded Debt of another Person, (v) the maximum available amount of all standby letters of credit or acceptances issued or created for the account of such Person, (vi) all Funded Debt of another Person secured by a Lien on any Property of such Person, whether or not such Funded Debt has been assumed, provided that for purposes of this clause (vi) the amount of such Funded Debt shall be limited to the greater of (A) the amount of such Funded Debt as to which there is recourse to such Person and (B) the fair market value of the property which is subject to the Lien,
         (vii) the outstanding attributed principal amount under any Securitization Transaction, and (viii) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Funded Debt of any Person shall (i) include the Funded Debt of any partnership or joint venture in which such Person is a general partner or joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Funded Debt, but (ii) exclude, in any event, amounts in respect of financed insurance premium obligations permitted under Section 8.1(g).

                  "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of
         Section 1.3.

                  "Governmental Authority" means any Federal, state, provincial, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

                  "Guaranteed Obligations" means

                           (i) as to each of the Domestic Guarantors, without duplication, (A) all obligations of the Borrowers (including interest accruing after a Bankruptcy Event regardless of whether such interest is allowed as a claim under the Bankruptcy Code) to the Lenders and the Agents, whenever arising, under this Credit Agreement, the Notes or the other Credit Documents, and (B) all liabilities and obligations, whenever arising, under any Hedging Agreement with a Credit Party relating to the Obligations. The obligations of the Domestic Guarantors in respect of the Guaranteed Obligations hereunder shall be joint and several in nature as among themselves; and

                           (ii) as to each of the Canadian Guarantors, without duplication, (A) all obligations of the Canadian Borrowers (including interest accruing after a Bankruptcy Event regardless of whether such interest is allowed as a claim under the Bankruptcy Code) to the Canadian Lenders, the Canadian Administrative Agent and the Collateral Agent, whenever arising, under this Credit Agreement, the Canadian Revolving Notes or the other Credit Documents, and (B) all liabilities and obligations, whenever arising under any Hedging Agreement with a Canadian Credit Party (other than the Domestic Borrower) relating to the

                  Canadian Obligations hereunder. The obligations of the Canadian Guarantors in respect of the Guaranteed Obligations hereunder shall be joint and several in nature as among themselves. The obligations of the Canadian Guarantors hereunder shall not, however, extend to the Domestic Obligations or to the obligations of the Domestic Guarantors in respect thereof, as to which the Canadian Guarantors shall have no obligation.

                  "Guarantors" means the Domestic Guarantors and the Canadian Guarantors.

                  "Hedging Agreement" means any interest rate protection agreement or foreign currency exchange agreement between any Borrower and any Lender, or any Affiliate of a Lender, relating to the Obligations.

                  "Indebtedness" of any Person means (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (v) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements,
         (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, provided that for purposes hereof the amount of such Indebtedness shall be limited to the greater of (A) the amount of such Indebtedness as to which there is recourse to such Person and (B) the fair market value of the property which is subject to the Lien, (vii) all Support Obligations of such Person, (viii) the principal portion of all obligations of such Person under Capital Leases, (ix) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements (including, but not limited to, the Hedging Agreements), (x) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (xi) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, (xii) the outstanding attributed principal amount under any Securitization Transaction and (xiii) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for payment of such Indebtedness.

                  "IPO" means the initial public offering of the Domestic Borrower's common stock pursuant to the Registration Statement.

                  "Interbank Offered Rate" means, for the Interest Period for each Eurodollar Loan comprising part of the same borrowing (including conversions, extensions and renewals), a per annum interest rate (rounded upwards, if necessary, to the nearest whole multiple of 1/100 of 1%) equal to the rate of interest, determined by the relevant Administrative Agent on the basis of the offered rates for deposits in U.S. Dollars for a period of time corresponding to such Interest Period (and commencing on the first day of such Interest Period), appearing on Telerate Page 3750 (or, if, for any reason, Telerate Page 3750 is not available, the Reuters Screen LIBO Page) as of approximately 11:00 A.M. (London time) two (2) Business Days before the first day of such Interest Period. As used herein, "Telerate Page 3750" means the display designated as page 3750 by Dow Jones Markets, Inc. (or such other page as may replace such page on that service for the purpose of displaying the British Bankers Association London interbank offered rates) and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

                  "Interest Payment Date" means (i) as to any Swingline Loan, the last day of each Interest Period for such Swingline Loan or such other dates as the Swingline Lender may agree or require, (ii) as to any Base Rate Loan (other than a Swingline Loan), the last day of each March, June, September and December and the Termination Date and (iii) as to any Eurodollar Loan, the last day of each Interest Period for such Loan, the date of repayment of principal of such Loan and on the Termination Date, and in addition where the applicable Interest Period is more than three months, then also on the date three months from the beginning of the Interest Period, and each three months thereafter. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day.

                  "Interest Period" means (i) as to any Eurodollar Loan, a period of one, two, three or six months' duration, as the applicable Borrower may elect, commencing in each case on the date of the borrowing (including conversions, extensions and renewals) and (ii) as to any Swingline Loan, a period of such duration as the Domestic Borrower may request and the Swingline Lender may agree in accordance with the provisions of Section 2.7, commencing in each case on the date of borrowing; provided, however, (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Termination Date, and (C) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Internal Revenue Code shall be construed also to refer to any successor sections.

                  "Investment", in any Person, means any loan or advance to such Person, any purchase or other acquisition of any capital stock, warrants, rights, options, obligations or other securities of, or equity interest in, such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any Support Obligation incurred for the benefit of such Person.

                  "Issuing Lender" means Bank of America.

                  "Issuing Lender Fees" shall have the meaning given such term in Section 3.5(b)(ii).

                  "Joinder Agreement" means (a) in the case of a Domestic Subsidiary, a joinder agreement substantially in the form of Schedule 7.11-1 hereto and (b) in the case of a Canadian Subsidiary, a joinder agreement substantially in the form of Schedule 7.11-2 hereto, in each case executed and delivered by such Subsidiary in accordance with the provisions of Section 7.11.

                  "Joint Venture" means any corporation, partnership, limited liability company or other entity in which the Domestic Borrower or any other Credit Party owns or acquires fifty percent (50%) or less of the Voting Stock or economic interests, and which conducts any business that the Credit Parties would be permitted to conduct in accordance with Section 7.5.

                  "Lenders" means each of the Persons identified as a "Lender" on the signature pages hereto, and their successors and assigns.

                  "Letter of Credit" means any Existing Letter of Credit or any letter of credit issued by the Issuing Lender for the account of the Domestic Borrower in accordance with the terms of Section 2.1(b).

                  "Letter of Credit Fee" shall have the meaning given such term in Section 3.5(b)(i).

                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof).

                  "Loan" or "Loans" means the Revolving Loans and/or the Swingline Loans.

                  "LOC Commitment" means the commitment of the Issuing Lender to issue, and to honor payment obligations under, Letters of Credit hereunder and with respect to each Domestic Lender, the commitment of each Domestic Lender to purchase participation interests in the Letters of Credit up to such Domestic Lender's LOC Committed Amount.

                  "LOC Committed Amount" shall have the meaning assigned to such term in Section 2.1(b).

                  "LOC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

                  "LOC Obligations" means, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

                  "Material Adverse Effect" means a material adverse effect on
         (i) the condition (financial or otherwise), operations, business, assets or liabilities of the Consolidated Group taken as a whole, (ii) the ability of the Credit Parties taken as a whole to perform any material obligation under the Credit Documents to which it is a party or (iii) the rights and remedies of the Lenders under the Credit Documents.

                  "Material Credit Party" means (i) the Domestic Borrower, (ii) any Canadian Borrower and (iii) any other Credit Party at any time whose assets at the time of determination constitute five percent (5%) or more of the assets of the Consolidated Group or whose revenues at the time of determination constitute five percent (5%) or more of the revenues of the Consolidated Group.

                  "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and ureaformaldehyde insulation.

                  "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

                  "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA.

                  "Multiple Employer Plan" means a Plan which any Credit Party or any of its Subsidiaries or any ERISA Affiliate and at least one employer other than any Credit Party or any of its Subsidiaries or any ERISA Affiliate are contributing sponsors.

                  "Notes" means the Domestic Revolving Notes and the Canadian Revolving Notes.

                  "Notice of Borrowing" means a written notice of borrowing in substantially the form of (a) with respect to Domestic Revolving Loans,
         Schedule 2.2(a)(i), (b) with respect to Swingline Loans, Schedule 2.2(a)(iii), (c) with respect to Canadian Revolving Loans, Schedule 2.2(a)(iv), and (d) with respect to Bankers' Acceptances, Schedule 2.2(a)(v), in each case as required by Section 2.2(a).

                  "Notice of Extension/Conversion" means a written notice of extension or conversion in substantially the form of Schedule 3.2, as required by Section 3.2.

                  "Obligations" means the Domestic Obligations and the Canadian Obligations.

                  "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any Property which is not a Capital Lease other than any such lease in which that Person is the lessor.

                  "Participation Interest" means the purchase by a Lender of a participation in LOC Obligations as provided in Section 2.6(b), in Swingline Loans as provided in Section 2.7, in Loans as provided in
         Section 3.16 and in Obligations after termination of Commitments as provided in Section 9.3(b).

                  "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

                  "Permitted Acquisitions" means (i) the acquisition by the Domestic Borrower or any of its Subsidiaries of the following entities:
         (a) Gantrex Group, (b) FCM Rail, LTD., (c) Walpar Inc., (d) Midwest Railroad Construction, (e) F&V Metro Contracting Corp. and affiliates and (e) Earl Campbell Construction Company, Inc. and (ii) other acquisitions as may be permitted hereunder or consented to by the Required Lenders in accordance with the provisions hereof.

                  "Permitted Investments" means Investments which are either (i) cash and Cash Equivalents; (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of stock, obligations, securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from obligors;
         (iv) Support Obligations permitted by Section 8.1; (v) Acquisitions permitted by Section 8.4; (vi) advances or loans to employees, directors or officers to pay the tax liabilities associated with participation in the Stock Incentive Plan and other advances or loans to employees, directors, officers or agents not to exceed US$1,000,000 in the aggregate at any time outstanding; (vii) advances or loans to customers or suppliers (other than advance payment of sums due under contracts in the ordinary course of business) that do not exceed US$500,000 in the aggregate at any one time outstanding; (viii) Investments by a member of the Consolidated Group or an Affiliate of a member of the Consolidated Group in connection with a Permitted Securitization Transaction; (ix) Investments by members of the Consolidated Group in their Subsidiaries existing on the Closing Date;
         (x) Investments by a Domestic Credit Party in and to another Domestic Credit Party; (xi) Investments by a Canadian Credit Party in and to another Credit Party; (xii) advances of working capital by a Domestic Credit Party to a Canadian Credit Party; (xiii) Investments in Joint Ventures not to exceed, on a cost basis, US$5,000,000 in any individual Joint Venture, and US$10,000,000 in the aggregate in all Joint Ventures at any one time outstanding; and (xiv) other loans, advances and investments of a nature not contemplated in the foregoing subsections in an amount not to exceed US$1,000,000 in the aggregate at any time outstanding.

                  "Permitted Liens" means:

                           (i) Liens in favor of the Collateral Agent on behalf of the Lenders;

                           (ii) Liens in favor of a Lender or an Affiliate of a Lender pursuant to a Hedging Agreement, but only (A) to the extent such Liens secure obligations under such agreements permitted under Section 8.1, (B) to the extent such Liens are on the same collateral as to which the Lenders also have a Lien and (C) so long as the obligations under such Hedging Agreement and the Obligations hereunder and under the other Credit Documents shall share pari passu in the collateral subject to such Liens

                           (iii) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                           (iv) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

                           (v) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by the Domestic Borrower and its Subsidiaries in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                           (vi) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured shall, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

                           (vii) easements, rights-of-way, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

                           (viii)   Liens securing purchase money and
                  sale/leaseback Indebtedness (including Capital Leases) to the extent permitted under Sections 8.1(b) and 8.1(c) provided that any such Lien attaches only to the Property financed or leased and such Lien attaches thereto concurrently with or within 90 days after the acquisition thereof in connection with the purchase money transactions and within 30 days after the closing of any sale/leaseback transaction;

                           (ix) leases or subleases granted to others not interfering in any material respect with the business of any member of the Consolidated Group;

                           (x) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

                           (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

                           (xii)    Liens created or deemed to exist in
                  connection with a Permitted Securitization Transaction (including any related filings of any financing statements), but only to the extent that any such Lien relates to the applicable receivables and related property actually sold, contributed or otherwise conveyed pursuant to such transaction;

                           (xiii) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 8.5;

                           (xiv) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

                           (xv) Liens in respect of Indebtedness permitted under Section 8.1(g), limited solely to sums payable under the policy or policies to which such Indebtedness relates;

                           (xvi) Liens on personal property of the Canadian Subsidiaries in favor of one or more Canadian lenders securing the Indebtedness described under Section 8.1(j); and

                           (xvii) Liens existing as of the Closing Date and set forth on Schedule 6.8; provided that no such Lien shall at any time be extended to or cover any Property other than the Property subject thereto on the Closing Date.

                  "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

                  "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which any Credit Party or any of its Subsidiaries or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

                  "Pledge Agreements" means the Domestic Pledge Agreement and the Canadian Pledge Agreement.

                  "Prime Rate" means

                                    (i)      in the case of Domestic Revolving
                  Loans, the rate of interest per annum publicly announced from time to time by Bank of America as its prime rate in effect at its principal office in Charlotte, North Carolina, with each change in the Prime Rate being effective on the date such change is publicly announced as effective (it being understood and agreed that the Prime Rate is a reference rate used by Bank of America in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit by Bank of America to any debtor);

                                    (ii)     in the case of Canadian Revolving
                  Loans denominated in U.S. Dollars, the rate of interest publicly announced by the Canadian Administrative Agent as its prime or reference rate in effect for commercial loans in Canada denominated in U.S. Dollars, with each change thereof being effective on the date any such change is publicly announced as effective (it being understood and agreed that such prime or reference rate is a reference rate used in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit); and

                                    (iii)    in the case of Canadian Revolving
                  Loans denominated in Canadian Dollars, the rate of interest publicly announced by the Canadian Administrative Agent as its prime or reference rate in effect for commercial loans in Canada denominated in Canadian Dollars, with each change thereof being effective on the date any such change is publicly announced as effective (it being understood and agreed that such prime or reference rate is a reference rate used in determining interest rates on certain loans and is not intended to be the lowest rate of interest charged on any extension of credit).

                  "Pro Forma Basis" means, with respect to any calculation of financial covenants in connection with any proposed Acquisition or Divestiture pursuant to Sections 8.4 or 8.3, respectively, that (i) such financial covenants shall be calculated on a pro forma basis giving effect to such Acquisition or Divestiture, (ii) such Acquisition or Divestiture shall be deemed to have occurred as of the first day of the four fiscal quarter period ending as of the most recent fiscal quarter end preceding the date of such Acquisition or Divestiture with respect to which both Administrative Agents and the Lenders have received the Officer's Certificate required by Section 7.2(b), (iii) any Indebtedness incurred in connection with any such Acquisition shall be deemed to have been incurred as of the first day of such four fiscal quarter period, (iv) any Indebtedness repaid in connection with any such Divestiture shall be deemed to have been repaid as of the first day of such four fiscal quarter period, and (v) if such Indebtedness incurred or repaid for the purposes of clause (iv) has a floating or formula rate, then the implied rate of interest for such Indebtedness for the applicable four quarter period shall be determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination.

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Quoted Rate" means, with respect to a Quoted Rate Swingline Loan, the fixed or floating percentage rate per annum, if any, offered by the Swingline Lender and accepted by the Domestic Borrower in accordance with the provisions hereof.

                  "Quoted Rate Swingline Loan" means a Swingline Loan bearing interest at the Quoted Rate.

                  "Registers" means the Domestic Register and the Canadian Register.

                  "Registration Statement" means the Registration Statement of the Domestic Borrower on Form S-1, initially filed with the SEC on May 22, 1998, as amended and supplemented through Post-Effective Amendment No. 1 thereto, filed with the SEC on July 29, 1998 and declared effective by the SEC on July 29, 1998.

                  "Regulation D, O, T, U or X" means Regulation D, O, T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                  "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Materials of Environmental Concern).

                  "Reportable Event" means any of the events set forth in
         Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

                  "Required Lenders" means, at any time, Lenders having more than fifty percent (50%) of the Commitments (as such Commitments may be increased pursuant to Section 2.1(h)), or if the Commitments have been terminated, Lenders having more than fifty percent (50%) of the aggregate principal amount of the Obligations outstanding (taking into account in each case Participation Interests or obligation to participate therein); provided that the Commitments of, and outstanding principal amount of Obligations (taking into account Participation Interests therein) owing to, a Defaulting Lender shall be excluded for purposes hereof in making a determination of Required Lenders.

                  "Requirement of Law" means any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

                  "Responsible Officer" means the Chief Executive Officer, the Chief Financial Officer, the Controller, the Chief Operating Officer, the Chief Accounting Officer and the Treasurer of the Domestic Borrower.

                  "Restricted Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock now or hereafter outstanding, except (A) a dividend payable solely in shares of that class to the holders of that class, (B) dividends and other distributions payable to a Credit Party, (C) dividends paid or payable to the shareholders of certain of the Founding Companies in respect of tax liabilities incurred under Subchapter S of the Internal Revenue Code on or before the Closing Date (whether such dividends are paid on, before or after the Closing Date) and (D) the repurchase of stock of a minority shareholder of one of the Founding Companies referred to in note 4g(1) to the unaudited pro forma as adjusted financial statements of the Domestic Borrower, as set forth on page F-8 of the Registration Statement, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock now or hereafter outstanding, and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock now or hereafter outstanding.

                  "Revolving Loan" means any Domestic Revolving Loan or any Canadian Revolving Loan.

                  "SEC" means the Securities and Exchange Commission and any successor Governmental Authority.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

                  "Securitization Transaction" means any financing transaction or series of financing transactions that have been or may be entered into by a member of the Consolidated Group pursuant to which such member of the Consolidated Group may sell, convey or otherwise transfer to (i) a Subsidiary or affiliate (a "Securitization Subsidiary"), or
         (ii) any other Person, or may grant a security interest in, any receivables or interests therein secured by merchandise or services financed thereby (whether such receivables are then existing or arising in the future) of such member of the Consolidated Group, and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such receivables, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets.

                  "Security Agreements" means the Domestic Security Agreement and the Canadian Security Agreement.

                  "Senior Subordinated Notes" means those 11 1/2% Senior Subordinated Notes of the Domestic Borrower due 2009 issued on April 15, 1999, as amended, modified and extended.

                  "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

                  "Stock Incentive Plan" means the Domestic Borrower's 1998 Stock Incentive Plan described in the Registration Statement.

                  "Subordinated Debt" means (i) the Indebtedness evidenced by the Senior Subordinated Notes, and (ii) any other Indebtedness of a member of the Consolidated Group which by its terms is expressly subordinated in right of payment to the prior payment of the obligations under the Credit Agreement and the other Credit Documents on terms and conditions satisfactory to the Required Lenders.

                  "Subsidiary" means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (b) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries has more than 50% of the voting interests at any time. Unless otherwise identified, "Subsidiary" or "Subsidiaries" shall mean Subsidiaries of the Domestic Borrower.

                  "Support Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof, but specifically excluding guaranties or other assurances with respect to any Credit Party's performance obligations under bids or contracts made or entered into in the ordinary course of business (including, without limitation, guaranties in favor of sureties under performance bonds or the like and guaranties issued by Credit Parties in substitution for or in support of such guaranties issued prior to the Closing Date by the Founding Companies or their respective stockholders and principals). The amount of any Support Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Support Obligation is made.

                  "Swingline Commitment" means the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount and the commitment of the Domestic Lenders to purchase participation interests in the Swingline Loans up to their respective Domestic Revolving Commitment Percentage.

                  "Swingline Committed Amount" shall have the meaning assigned to such term in Section 2.1(c).

                  "Swingline Lender" means Bank of America.

                  "Swingline Loan" means a swingline revolving loan made by the Swingline Lender pursuant to the provisions of Section 2.1(c).

                  "Termination Date" means August 5, 2002, or if extended pursuant to the provisions of Section 2.1(e), such later date as to which the Termination Date may be extended.

                  "U.S. Dollars" and "US$" means dollars in lawful currency of the United States of America.

                  "Voting Stock" means, with respect to any Person, capital stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

         1.2      Computation of Time Periods.

                  For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         1.3      Accounting Terms; Certain Calculations

         (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1; provided, however, if (a) the Domestic Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Domestic Administrative Agent or the Required Lenders shall so object in writing within 30 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Domestic Borrower to the Lenders as to which no such objection shall have been made.

         (b) Notwithstanding anything to the contrary contained in subsection (a) above, the parties hereto agree that the financial covenants set forth in Section 7.9 shall be calculated as follows (including, without limitation, calculation of the Consolidated Total Leverage Ratio for the purpose of the definition of "Applicable Percentage" set forth in Section 1.1 and calculation of all such financial covenants for the purposes of Sections 8.3 and 8.4):

                  (i) all such calculations shall be performed on a Pro Forma Basis with respect to any Acquisition or Divestiture occurring within such four quarter period (or, solely for the purposes of Sections 8.3 and 8.4, contemplated to occur within the fiscal quarter following such period);

                  (ii) solely for the purpose of calculations to be performed on a Pro Forma Basis for the purposes of Section 8.4, any adjustments to pro forma consolidated income statement items attributable to an Acquisition shall be performed in accordance with Rule 11.02 of Regulation S-X promulgated by the SEC or otherwise consented to by both Administrative Agents and the Required Lenders; and

                  (iii) all such calculations with respect to periods ending on or before June 30, 1999 shall be performed utilizing, to the extent applicable, the unaudited pro forma as adjusted financial statements for the fiscal quarters ended December 31, 1997, March 31, 1998, June 30, 1998 and September 30, 1998.


                                    SECTION 2
                                CREDIT FACILITIES

         2.1      Commitments.

                  (a) Domestic Revolving Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Domestic Lender severally agrees to make revolving credit loans (the "Domestic Revolving
Loans") to the Domestic Borrower in U.S. Dollars from time to time in the amount of such Domestic Lender's Domestic Revolving Commitment Percentage of such Domestic Revolving Loans for the purposes hereinafter set forth; provided that
(i) with regard to the Domestic Lenders collectively, the aggregate principal amount of Domestic Obligations outstanding at any time shall not exceed NINETY MILLION U.S. DOLLARS (US$90,000,000) (as such amount may be reduced or increased from time to time in accordance with the provisions hereof, the "Aggregate Domestic Revolving Committed Amount"), (ii) with regard to each Domestic Lender individually, such Domestic Lender's Domestic Revolving Commitment Percentage of Domestic Obligations outstanding at any time shall not exceed such Domestic Lender's Domestic Revolving Committed Amount, and
(iii) with regard to the Lenders collectively, the aggregate principal Dollar Amount of Obligations outstanding at any time shall not exceed the Borrowing Base. Domestic Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Domestic Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

                  (b) Letter of Credit Commitment. During the Commitment Period, subject to the terms and conditions hereof and of the LOC Documents, if any, and such other terms and conditions which the Issuing Lender may reasonably require, the Issuing Lender shall issue, and the Domestic Lenders shall participate in, such Letters of Credit in U.S. Dollars as the Domestic Borrower may request for its own account or for the account of another Domestic Credit Party as provided herein, in a form acceptable to the Issuing Lender, for the purposes hereinafter set forth; provided that (i) the aggregate amount of LOC Obligations shall not exceed TWENTY MILLION U.S. DOLLARS (US$20,000,000) at any time (as such amount may be reduced from time to time in accordance with the provisions hereof, the "LOC Committed Amount"), (ii) with regard to the Domestic Lenders collectively, the aggregate principal amount of Domestic Obligations outstanding at any time shall not exceed the Aggregate Domestic Revolving Committed Amount, (iii) with regard to each Domestic Lender individually, such Domestic Lender's Domestic Revolving Commitment Percentage of Domestic Obligations outstanding at any time shall not exceed such Domestic Lender's Domestic Revolving Committed Amount, and (iv) with regard to the Lenders collectively, the aggregate principal Dollar Amount of Obligations outstanding at any time shall not exceed the Borrowing Base. Letters of Credit issued hereunder shall not have an original expiry date more than one year from the date of issuance or extension. If any Letter of Credit issued hereunder shall have an expiry date, whether as originally issued or by extension, extending beyond the Termination Date for Domestic Revolving Commitments, the Domestic Borrower shall, on the Termination Date, either (i) cause such Letter of Credit to be surrendered to the Issuing Lender, (ii) provide to the Issuing Lender a back-to-back letter of credit in respect thereof reasonably satisfactory to the Issuing Lender or (iii) provide cash collateral to the Issuing Lender in an amount equal to the maximum amount available to be drawn under such Letter of Credit. Each Letter of Credit shall comply with the related LOC Documents. The issuance date of each Letter of Credit shall be a Business Day.

                  (c) Swingline Commitment. During the Commitment Period, subject to the terms and conditions hereof, the Swingline Lender agrees to make certain revolving credit loans (the "Swingline Loans") to the Domestic Borrower in U.S. Dollars from time to time for the purposes hereinafter set forth; provided that (i) the aggregate principal amount of Swingline Loans shall not exceed FIVE MILLION U.S. DOLLARS (US$5,000,000) (as such amount may be reduced from time to time in accordance with the provisions hereof, the "Swingline Committed Amount"), (ii) with regard to the Domestic Lenders collectively, the aggregate principal amount of Domestic Obligations outstanding at any time shall not exceed the Aggregate Domestic Revolving Committed Amount, and (iii) with regard to the Lenders collectively, the aggregate principal Dollar Amount of Obligations outstanding at any time shall not exceed the Borrowing Base. Swingline Loans may consist of Base Rate Loans or Quoted

Rate Swingline Loans, or a combination thereof, as the Domestic Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

                  (d) Canadian Revolving Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Canadian Lender severally agrees to make revolving credit loans (the "Canadian Revolving Loans") to the Canadian Borrowers in U.S. Dollars or Canadian Dollars from time to time in the amount of such Canadian Lender's Canadian Revolving Commitment Percentage of such Canadian Revolving Loans for the purposes hereinafter set forth; provided that (i) with regard to the Canadian Lenders collectively, the aggregate principal Dollar Amount of Canadian Obligations outstanding at any time shall not exceed FIFTEEN MILLION U.S. DOLLARS (US$15,000,000) (as such amount may be reduced from time to time in accordance with the provisions hereof, the "Aggregate Canadian Revolving Committed Amount"), (ii) with regard to each Canadian Lender individually, such Canadian Lender's Canadian Revolving Commitment Percentage of the Dollar Amount of Canadian Obligations outstanding at any time shall not exceed such Canadian Lender's Canadian Revolving Committed Amount, and (iii) with regard to the Lenders collectively, the aggregate principal Dollar Amount of Obligations outstanding at any time shall not exceed the Borrowing Base. Canadian Revolving Loans denominated in Canadian Dollars shall consist of Base Rate Loans. Canadian Revolving Loans denominated in U.S. Dollars may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Canadian Borrowers may request. Canadian Revolving Loans may be repaid and reborrowed in accordance with the provisions hereof.

The Canadian Administrative Agent shall give notice to the Domestic Administrative Agent of each advance of a Canadian Revolving Loan (including extensions and conversions thereof) and repayments thereof.

                  (e) Canadian Bankers' Acceptance Commitment. During the Commitment Period, subject to the terms and conditions hereof and of the BA Documents, if any, and such other terms and conditions which the Canadian Lenders may reasonably require, each Canadian Lender severally agrees to create Bankers' Acceptances by accepting orders of the Canadian Borrowers presented to it for acceptance equal to such Canadian Lender's Canadian Revolving Commitment Percentage of such Bankers' Acceptances; provided that (i) with regard to the Canadian Lenders collectively, the aggregate principal Dollar Amount of Canadian Obligations outstanding at any time shall not exceed the Aggregate Canadian Revolving Committed Amount, (ii) with regard to each Canadian Lender individually, such Canadian Lender's Canadian Revolving Commitment Percentage of the Dollar Amount of Canadian Obligations outstanding at any time shall not exceed such Canadian Lender's Canadian Revolving Committed Amount, and (iii) with regard to the Lenders collectively, the aggregate principal Dollar Amount of Obligations outstanding at any time shall not exceed the Borrowing Base. The Canadian Lenders may, but are not obligated to, purchase any of the Bankers' Acceptances. For greater certainty, with respect to each Extension of Credit by way of Bankers' Acceptances, each Bankers' Acceptance shall have the same term and, upon sale, each Bankers' Acceptance shall be discounted. The creation and maturity date for each Bankers' Acceptance shall be a Business Day and no Bankers' Acceptance shall have a maturity date later than the Termination Date. Subject to Section

2.8(e)(iii), it shall be the responsibility of each Canadian Lender to arrange, in accordance with normal market practice, for the sale on each drawdown date of the Bankers' Acceptances issued by a Canadian Borrower and to be accepted by a Canadian Lender, failing which each Canadian Lender shall purchase such Bankers' Acceptances at the Applicable BA Discount Rate. The Canadian Administrative Agent shall give notice to the Domestic Administrative Agent of each advance by way of a Bankers' Acceptance (including extensions and conversions thereof) and repayments thereof.

                  (f) Joint and Several Nature of Canadian Borrowers' Obligations. The obligations of the Canadian Borrowers, as to the Canadian Obligations hereunder, are joint and several in nature.

                  (g) Extension of Termination Date. The Domestic Borrower may request that the Domestic Lenders extend the Termination Date for Domestic Revolving Commitments for an additional one year period, and the Canadian Borrowers may request that the Canadian Lenders extend the Termination Date for Canadian Revolving Commitments for an additional one year period as follows:

                           (i) Request for Extension. Not more than 15 months and not less than 60 days prior to the Termination Date, the applicable Borrower(s) may, by notice to the respective Administrative Agent, make written request of the respective Lenders to extend the Termination Date for an additional one year period. In any such case, the relevant Administrative Agent will give prompt notice to each of the relevant Lenders of its receipt of any such request for extension of the Termination Date. Each such Lender shall notify the Administrative Agent in writing not later than 30 days after receipt of such notice as to whether or not it will agree to extend the Termination Date as requested. Each decision by each such Lender shall be in its sole discretion; provided, however, that failure by any such Lender to respond within 30 days after receipt of such notice shall be deemed to constitute a refusal by such Lender to extension of the Termination Date. If Domestic Lenders holding more than 50% of the respective aggregate Domestic Revolving Commitments (as such Domestic Revolving Commitments may be increased pursuant to Section 2.1(g)(ii) below) timely agree in writing to extend the Termination Date for Domestic Revolving Commitments for an additional one year period, then, subject to the provisions and limitations of clause (ii) below, the Termination Date for Domestic Revolving Commitments shall be extended for an additional one year period. If Canadian Lenders holding more than 50% of the respective aggregate Canadian Revolving Commitments (as such Canadian Revolving Commitments may be increased pursuant to
         Section 2.1(g)(ii) below) timely agree in writing to extend the Termination Date for Canadian Revolving Commitments for an additional one year period, then, subject to the provisions and limitations of clause (ii) below, the Termination Date for Canadian Revolving Commitments shall be extended for an additional one year period.

                           (ii) Lender Not Consenting. If any Lender does not timely agree in writing to extend the Termination Date applicable to such Lender's Commitments, then the Termination Date, as it relates to such Lender, shall not be extended, the Commitments of such Lender shall terminate on the Termination Date applicable to such Lender and any Loans made by such Lender and all accrued and unpaid interest thereon shall be due and payable on the Termination Date applicable to such Lender. Upon the termination of the Commitments of any Lender pursuant to the foregoing sentence, unless this Agreement is amended as provided in Section 2.1(g)(v), the aggregate amount of the Commitments shall be reduced by the amount of such terminated Commitments and the Domestic Revolving Commitment Percentage and/or Canadian Revolving Commitment Percentage of each other Lender shall be adjusted accordingly.

                           (iii) Other Lenders. No refusal by any Lender or Lenders to consent to any extension of the Termination Date shall affect the extension of the Termination Date as it may relate to the Commitment and Loans of any Lender which consents to such extension pursuant to Section 2.1(g)(i), and one or more Lenders may consent to the extension of the Termination Date as it relates to them notwithstanding any refusal by any other Lenders so to consent; provided that even as to the consenting Lenders the Termination Date will be extended only upon consent to such an extension by Lenders holding more than 50% of the respective aggregate Canadian Revolving Commitments in the case of the Canadian Lenders and the Domestic Revolving Commitments in the case of the Domestic Lenders (in each case as such Commitments may be increased pursuant to Section 2.1(g)(v) below).

                           (iv) Termination of Commitment. If any Lender does not timely consent to the extension of the Termination Date pursuant to Section 2.1(g)(i) and no Loans are then outstanding, the applicable Borrower(s) may upon at least three (3) Business Days' prior notice to such Lender and to the relevant Administrative Agent terminate the Commitment of such Lender. Upon any such termination the Domestic Revolving Commitment Percentage and/or the Canadian Revolving Commitment Percentage of each other Lender shall be adjusted, if necessary, after giving effect to such termination and any increases in the aggregate amount of the Commitments under the provisions of Section 2.1(g)(v).

                           (v) Increase in Commitment of Other Lender or Lenders. If any Lender does not timely consent to the extension of the Termination Date applicable to such Lender pursuant to Section 2.1(g)(i), upon the expiration of the Commitments of such Lender, or upon the termination of the Commitments of such Lender as provided in
         Section 2.1(g)(iv), the applicable Borrower(s) may offer each relevant Lender which has timely consented to the extension of the Termination Date pursuant to Section 2.1(g)(i) a reasonable opportunity to increase its Commitment by an amount equal to its pro-rata share (based on its Commitment before such increase) of the Commitment of the Lender which does not timely consent to the extension of the Termination Date pursuant to Section 2.1(g)(i). After giving such Lenders such an opportunity, the applicable Borrower(s) and the relevant Administrative Agent, acting on behalf of the relevant Lenders, shall amend this Credit Agreement to increase the Commitment of any Lender or Lenders that consent to an increase in their respective Commitments hereunder, and such amendment shall be binding on all of the Lenders, provided that such increase does not increase the aggregate amount of the Commitments to an amount greater than the aggregate amount of Commitments in effect immediately before such expiration or termination.

                           (vi) Notice. The relevant Administrative Agent shall promptly advise each relevant Lender of any change in Domestic Revolving Commitment Percentages and/or the Canadian Revolving Commitment Percentages made pursuant to Section 2.1(g)(v) and shall promptly provide each of the relevant Lenders and the other Administrative Agent with a copy of any amendment made pursuant to
         Section 2.1(g)(v).

         (h) Increase in Domestic Revolving Commitments. Subject to the terms and conditions set forth herein, the Domestic Borrower may at any time upon notice to the Domestic Administrative Agent increase the Domestic Revolving Commitments by an amount equal to (i) TEN MILLION DOLLARS (US$10,000,000) plus
(ii) the amount by which the Aggregate Canadian Revolving Committed Amount is at any time permanently reduced by the Domestic Borrower pursuant to Section 3.4(a), in the aggregate to an Aggregate Domestic Revolving Committed Amount of up to One Hundred Fifteen Million U.S. Dollars (US$115,000,000); provided that

                           (A) any such increase shall be in a minimum aggregate principal amount of US$5,000,000 and integral multiples of US$1,000,000 in excess thereof (or the remaining amount, if less),

                           (B)      if any Domestic Revolving Loans are
         outstanding at the time of any such increase, the Domestic Borrower shall make such payments and adjustments on the Domestic Revolving Loans (including payment of any break-funding amounts owing under Section 3.11) as necessary to give effect to the revised commitment percentages and commitment amounts,

                           (C)      the conditions to the making of an
         additional Domestic Revolving Loan provided in Section 5.2 shall be satisfied, and

                           (D)      the Domestic Borrower shall obtain
         commitments for the amount of the increase from existing Domestic Lenders or other banks or financial institutions reasonably acceptable to the Domestic Administrative Agent provided that such other commercial banks and financial institutions join in this Agreement as Domestic Lenders by joinder agreement or other arrangement reasonably acceptable to the Domestic Administrative Agent. In connection with any such increase in the Domestic Revolving Commitments, Schedule 2.1 shall be revised to reflect the modified commitments and commitment percentages of the Domestic Lenders, and the Domestic Borrower will provide in connection therewith supporting corporate resolutions, legal opinions, promissory notes and other items as may be reasonably requested by the Domestic Administrative Agent and the Domestic Lenders or prospective Domestic Lenders.

         2.2      Method of Borrowing.

                  (a) Notice of Request for Extensions of Credit. The applicable Borrower shall request an Extension of Credit hereunder by written notice (or telephonic notice promptly confirmed in writing) as follows:

                           (i) Domestic Revolving Loans. In the case of Domestic Revolving Loans, by the Domestic Borrower to the Domestic Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Domestic Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing is attached as Schedule 2.2(a)(i). The Domestic Administrative Agent shall give notice to each Domestic Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.2(a)(i), the contents thereof and each Domestic Lender's share of any borrowing to be made pursuant thereto.

                           (ii) Letters of Credit. In the case of Letters of Credit, by the Domestic Borrower to the Issuing Lender with a copy to the Domestic Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the third Business Day prior to the date of the requested issuance or extension (or such shorter period as may be agreed by the Issuing Lender). Each such request for issuance or extension of a Letter of Credit shall be irrevocable and shall specify, among other things, (A) that a Letter of Credit is requested, (B) the date of the requested issuance or extension, (C) the type, amount, expiry date and terms on which the Letter of Credit is to be issued or extended, and (D) the beneficiary. A form of Notice of Request for Letter of Credit is attached as Schedule 2.2(a)(ii).

                           (iii) Swingline Loans. In the case of Swingline Loans, by the Domestic Borrower to the Swingline Lender with a copy to the Domestic Administrative Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing. Each such request for borrowing shall be irrevocable and shall specify
         (A) that a Swingline Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) the interest rate option and maturity requested therefor. A form of Notice of Borrowing is attached as
         Schedule 2.2(a)(iii). Notwithstanding the foregoing, however, in the event that an "auto borrow" or "zero balance" or similar arrangement shall then be in place with the Swingline Lender, the Domestic Borrower shall request Swingline Loans pursuant to such alternative notice arrangements, if any, provided thereunder or in connection therewith. Each Swingline Loan shall have a maturity date as the Domestic Borrower may request and the Swingline Lender may agree.

                           (iv) Canadian Revolving Loans. In the case of the Canadian Revolving Loans, by a Canadian Borrower to the Canadian Administrative Agent not later than 10:00 A.M. (Toronto, Ontario time) on the Business Day prior to the date of requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Canadian Revolving Loan is requested, (B) the aggregate principal amount and applicable currency to be borrowed, and (C) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing is attached as Schedule 2.2(a)(iv). The Canadian Administrative Agent shall give notice to each Canadian Lender promptly upon receipt of each such Notice of Borrowing pursuant to this clause (iv), the contents thereof and each such Canadian Lender's share of any borrowing to be made pursuant thereto.

                           (v) Canadian Bankers' Acceptances. In the case of Bankers' Acceptances, by a Canadian Borrower to the Canadian Administrative Agent not later than 10:00 A.M. (Toronto, Ontario time) on the second Business Day prior to the date requested for creation of the Bankers' Acceptance. Each such request shall be irrevocable and shall specify (A) that creation of a Bankers' Acceptance is requested,
         (B) the aggregate Face Amount and the applicable term date of 30, 60, 90 or 180 days therefor, and shall be accompanied by the Acceptance Fee relating thereto (unless otherwise withheld pursuant to Section 2.8(e)(ii)). A form of Notice of Borrowing is attached as Schedule 2.2(a)(v). The Canadian Administrative Agent shall give notice to each Canadian Lender promptly upon receipt of each such Notice of Borrowing relating to creation, drawdown, continuation or conversion pursuant this clause (v), the contents thereof and each Canadian Lender's share of the Bankers' Acceptances to be created thereby.

                  (b) Minimum Amounts. Each Revolving Loan advance shall be in a minimum principal amount of US$1,000,000, in the case of Eurodollar Loans, or US$1,000,000 (or, if less, the remaining Aggregate Canadian Revolving Committed Amount in the case of Canadian Revolving Loans, or the Aggregate Domestic Revolving Committed Amount in the case of Domestic Revolving Loans), in the case of Base Rate Loans, and integral multiples of US$250,000 in excess thereof. Each Swingline Loan advance shall be in a minimum principal amount of US$1,000,000 and integral multiples of US$100,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less) provided that in the event that an "auto borrow" or "zero balance" or similar arrangement shall then be in place with the Swingline Lender, each Swingline Loans advance shall be in such minimum amounts, if any, provided by such agreement. Each request for creation of Bankers' Acceptances shall be in a minimum aggregate principal amount of CDN$1,000,000 and integral multiples thereof, provided that (i) the minimum Face Amount of each Bankers' Acceptance created hereunder shall be in a minimum Face Amount of CDN$100,000 and integral multiples thereof, and (ii) the amount of any request for Bankers' Acceptances may be rounded by the Canadian Administrative Agent, in its discretion, to provide for Face Amounts for each Canadian Lender in a minimum principal amount of CDN$100,000 and integral multiples thereof.

                  (c) Information Not Provided. If in connection with any such request for a Revolving Loan, the applicable Borrower shall fail to specify
(i) an applicable Interest Period in the case of a Eurodollar Loan, the applicable Borrower shall be deemed to have requested an Interest Period of one month, or (ii) the type of loan requested in the case of a Revolving Loan or a Swingline Loan, the applicable Borrower shall be deemed to have requested a Base Rate Loan.

                  (d) Maximum Number of Eurodollar Loans. In connection with any request for a Revolving Loan, (i) Domestic Revolving Loans may be comprised of no more than five (5) Eurodollar Loans outstanding at any time and
(ii) Canadian Revolving Loans denominated in U.S. Dollars may be comprised of no more than five (5) Eurodollar Loans outstanding at any time. For purposes hereof, Eurodollar Loans with separate or different Interest Periods will be considered as separate Eurodollar Loans even if their Interest Periods expire on the same date.

         2.3      Interest.

         Subject to Section 3.1, the Loans hereunder shall bear interest at a per annum rate, payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein), as follows:

                  (a) Base Rate Loans. During such periods as the Loans shall be comprised of Base Rate Loans, the sum of the Base Rate plus the Applicable Percentage;

                  (b) Eurodollar Loans. During such periods as the Loans shall be comprised of Eurodollar Loans, the sum of the Eurodollar Rate plus the Applicable Percentage; and

                  (c) Quoted Rate Swingline Loans. During such periods as the Swingline Loans shall be comprised of Quoted Rate Swingline Loans, the Quoted Rate.

         2.4      Repayment.

                  (a) Domestic Revolving Loans. The principal amount of all Domestic Revolving Loans shall be due and payable in full on the Termination Date.

                  (b) Swingline Loans. The principal amount of all Swingline Loans shall be due and payable in full on the Termination Date.

                  (c) Canadian Revolving Loans. The principal amount of all Canadian Revolving Loans shall be due and payable in full on the Termination Date.

         2.5      Notes.

         Domestic Revolving Loans and Swingline Loans shall be evidenced by the Domestic Revolving Notes. Canadian Revolving Loans shall be evidenced by the Canadian Revolving Notes.

         2.6      Additional Provisions relating to Letters of Credit.

         (a) Reports. The Issuing Lender will provide to the Domestic Administrative Agent at least monthly, and more frequently upon request, a detailed summary report on each Letter of Credit and the activity thereon, in form and substance acceptable to the Domestic Administrative Agent. In addition, the Issuing Lender will provide to the Domestic Administrative Agent for dissemination to the Domestic Lenders at least quarterly, and more frequently upon request, a detailed summary report on each Letter of Credit and the activity thereon, including, among other things, the Domestic Credit Party for whose account the Letter of Credit is issued, the beneficiary, the face amount, and the expiry date. The Issuing Lender will provide copies of each Letter of Credit to the Domestic Administrative Agent and the Domestic Lenders promptly upon request.

         (b) Participation. Each Domestic Lender, with respect to the Existing Letters of Credit, hereby purchases a participation interest in the Existing Letters of Credit, and with respect to Letters of Credit issued on or after the Closing Date, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Domestic Revolving Commitment Percentages of the Domestic Lenders) and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Domestic Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each Domestic Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Domestic Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Domestic Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

         (c) Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Domestic Borrower. Unless the Domestic Borrower shall immediately notify the Issuing Lender that it intends to otherwise reimburse the Issuing Lender for such drawing, the Domestic Borrower shall be deemed to have requested that the Domestic Lenders make a Domestic Revolving Loan in the amount of the drawing as provided in subsection (d) below on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Domestic Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Domestic Revolving Loan obtained hereunder or otherwise) in same day funds. If the Domestic Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Base Rate for Domestic Revolving Loans plus the sum of (i) the Applicable Percentage and
(ii) two percent (2%). The Domestic Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Domestic Borrower may claim or have against the Issuing Lender, the Domestic Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Domestic Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Domestic Lenders of the amount of any unreimbursed drawing and each Domestic Lender shall promptly pay to the Domestic Administrative Agent for the account of the Issuing Lender in U.S. Dollars and in immediately available funds, the amount of such Domestic Lender's Domestic Revolving Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Domestic Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time) otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Domestic Lender does not pay such amount to the Issuing Lender in full upon such request, such Domestic Lender shall, on demand, pay to the Domestic Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Domestic Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two
(2) Business Days of the date that such Domestic Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate for Domestic Revolving Loans. Each Domestic Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Domestic Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Domestic Lender to the Issuing Lender, such Domestic Lender shall, automatically and without any further action on the part of the Issuing Lender or such Domestic Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Domestic Borrower with respect thereto.

         (d) Repayment with Domestic Revolving Loans. On any day on which the Domestic Borrower shall have requested, or been deemed to have requested, a Domestic Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Domestic Administrative Agent shall give notice to the Domestic Lenders that a Domestic Revolving Loan has been requested or deemed requested by the Domestic Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Domestic Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Domestic Borrower has complied with the procedures of
Section 2.2(a)(i) with respect thereto) shall be immediately made to the Domestic Borrower by all Domestic Lenders (notwithstanding any termination of the Commitments pursuant to Section 9.2) pro rata based on the respective Domestic Revolving Commitment Percentages of the Domestic Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Domestic Lender hereby irrevocably agrees to make its pro rata share of each such Domestic Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply with the minimum amount for advances of Domestic Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Domestic Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Domestic Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Domestic Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Domestic Borrower or any Credit Party), then each such Domestic Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Domestic Borrower on or after such date and prior to such purchase) from the Issuing Lender such participation in the outstanding LOC Obligations as shall be necessary to cause each such Domestic Lender to share in such LOC Obligations ratably (based upon the respective Domestic Revolving Commitment Percentages of the Domestic Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that in the event such payment is not made on the day of drawing, such Domestic Lender shall pay in addition to the Issuing Lender interest on the amount of its unfunded Participation Interest at a rate equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate, and thereafter at the Base Rate for Domestic Revolving Loans.

         (e) Designation of other Credit Parties as Account Parties. Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.2(a)(ii), a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Domestic Credit Party other than the Domestic Borrower, provided that notwithstanding such statement, the Domestic Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Domestic Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

         (f) Renewal, Extension. The renewal or extension of any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

         (g) Uniform Customs and Practices. The Issuing Lender may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits (the "UCP") or the International Standby Practices 1998 (the "ISP98"), in either case as published as of the date of issue by the International Chamber of Commerce, in which case the UCP or the ISP98, as applicable, may be incorporated therein and deemed in all respects to be a part thereof.

         (h)      Indemnification; Nature of Issuing Lender's Duties.

                  (i)      In addition to its other obligations under this
         Section 2.6, the Domestic Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").

                  (ii) As between the Domestic Borrower and the Issuing Lender, the Domestic Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                  (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put the Issuing Lender under any resulting liability to the Domestic Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Domestic Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

                  (iv) Nothing in this subsection (h) is intended to limit the reimbursement obligations of the Domestic Borrower contained in subsection (d) above. The obligations of the Domestic Borrower under this subsection (h) shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

                  (v) Notwithstanding anything to the contrary contained in this subsection (h), the Domestic Borrower shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender (A) arising out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction, or (B) caused by the Issuing Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

         (i) Responsibility of Issuing Lender. It is expressly understood and agreed that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in
Section 5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.6 shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.6 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

         (j) Conflict with LOC Documents. Solely as among the parties hereto, in the event of any conflict between this Credit Agreement and any LOC Document (including any letter of credit application), this Credit Agreement shall control.

         2.7      Additional Provisions relating to Swingline Loans.

         The Swingline Lender may, at any time, in its sole discretion, by written notice to the Domestic Borrower and the Domestic Lenders, demand repayment of its Swingline Loans by way of a Domestic Revolving Loan advance, in which case the Domestic Borrower shall be deemed to have requested a Domestic Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand shall be deemed to have been given one Business Day prior to the Termination Date and on the date of the occurrence of any Event of Default described in Section 9.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Domestic Lender hereby irrevocably agrees to make its Domestic Revolving Commitment Percentage of each such Domestic Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply with the minimum amount for advances of Domestic Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure of any such request or deemed request for Domestic Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Domestic Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Domestic Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Domestic Borrower or any other Credit Party), then each Domestic Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Domestic Borrower on or after such date and prior to such purchase) from the Swingline Lender such Participation Interests in the outstanding Swingline Loans as shall be necessary to cause each such Domestic Lender to share in such Swingline Loans ratably based upon its Domestic Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 3.4), provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is funded and (B) at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Domestic Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Domestic Borrower in accordance with the terms of
Section 2.4(b), interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to the Federal Funds Rate.

         2.8      Additional Provisions relating to Canadian Bankers'
Acceptances.

         (a)      Form.

                  (i) To facilitate the acceptance of Bankers' Acceptances hereunder, each of the Canadian Borrowers hereby appoints each Canadian Lender as its attorney to sign and endorse on its behalf, as and when considered necessary by such Canadian Lender, an appropriate number of orders in the form prescribed by that Canadian Lender.

                  (ii) Each Canadian Borrower may, at its option, execute any order in handwriting or by the facsimile or mechanical signature of any of its authorized officers, and the Canadian Lenders are hereby authorized to accept or pay, as the case may be, any order of such Canadian Borrower which purports to bear such a signature notwithstanding that any such individual has ceased to be an authorized officer of such Canadian Borrower (any such order or Bankers' Acceptance shall be as valid and binding on such Canadian Borrower as if the individual which signed the order or Bankers' Acceptance) were an authorized officer at the date of issue of the order or Bankers' Acceptance.

                  (iii) Any order signed by a Canadian Lender as attorney for a Canadian Borrower, whether signed in handwriting or by the facsimile or mechanical signature of an authorized officer of a Canadian Lender, may be dealt with by the Canadian Administrative Agent or any Canadian Lender to all intents and purposes and shall bind the Canadian Borrower as if duly signed and issued by the Canadian Borrower.

                  (iv) The receipt by the Canadian Administrative Agent of a notice under Section 2.2(a)(v) requesting the issuance of a Bankers' Acceptance shall be each Canadian Lender's sufficient authority to execute, and each Canadian Lender shall, subject to the terms and conditions of this Agreement, execute orders in accordance with such request, and the orders so executed shall thereupon be deemed to have been presented for acceptance.

         (b) Safekeeping of Orders. Any executed orders to be used as Bankers' Acceptances which are delivered to a Canadian Lender shall be held in safekeeping with the same degree of care as if they were such Canadian Lender's own property, and shall be kept at the place at which such orders are ordinarily held by such Canadian Lender, provided that such Canadian Lender shall not be deemed to be an insurer thereof.

         (c) Maturity/Continuations. The Canadian Borrowers shall pay to the Canadian Administrative Agent, and there shall become due and payable, on the earlier of (i) 1:00 P.M. (Toronto, Ontario time) on the maturity date for each Bankers' Acceptance and (ii) the occurrence of an Event of Default and acceleration of the Loans by the Domestic Administrative Agent pursuant to
Section 9.2, an amount in Canadian Dollars in same day funds equal to the Face Amount of such Bankers' Acceptance (notwithstanding that any Canadian Lender which accepted any such Bankers' Acceptance may be the holder thereof at maturity); provided, however, with respect to clause (i) above, subject to
Section 3.7 and all other applicable provisions hereof and provided that the applicable Canadian Borrower has, by giving notice in accordance with subsection 2.2(a)(v) or 3.2, requested the Canadian Lenders to accept its orders to replace all or a portion of outstanding Bankers' Acceptances as they mature, each Canadian Lender shall, on the maturity of such Bankers' Acceptances and concurrent with the payment by the Canadian Borrowers to the Canadian Lenders of the Face Amount of such Bankers' Acceptances or the portion thereof to be replaced, accept the Canadian Borrowers' order(s) having an aggregate Face Amount equal to its pro rata share of the aggregate Face Amount of the matured Bankers' Acceptances or the portion thereof to be replaced. Notwithstanding anything to the contrary herein or in any other Credit Document, upon the occurrence of an Event of Default and acceleration of the Loans by the Domestic Administrative Agent pursuant to Section 9.2, an amount equal to the BA Obligations shall, without demand upon or further notice to the

Canadian Borrowers, be deemed to have been paid or disbursed by the Canadian Lenders under the applicable Bankers' Acceptances (notwithstanding that such amounts may not in fact have been so paid or disbursed), and a Canadian Revolving Loan at the rate of interest then applicable to Canadian Revolving Loans which are Base Rate Loans in the amount of such payment or disbursement to have been made and accepted, which Loan shall be immediately due and payable. In lieu of the foregoing, at the Domestic Administrative Agent's election, after an Event of Default has occurred and the Loans have been accelerated by the Domestic Administrative Agent pursuant to Section 9.2, upon the Domestic Administrative Agent's demand, the applicable Canadian Borrower shall deliver to Canadian Administrative Agent cash collateral equal to the BA Obligations at such time. Any such cash collateral and/or any amounts received by Canadian Administrative Agent in payment of the Loan made pursuant to this section shall be held by Canadian Administrative Agent, for the benefit of the Canadian Lenders and shall be retained by the Canadian Administrative Agent, for the benefit of Canadian Lenders, as collateral security in respect of the BA Obligations as provided in Section 9.2. Such amounts may be applied to reimburse Canadian Lenders for drawings or payments under or pursuant to Bankers' Acceptances which have been paid (or to reimburse any Canadian Lender if any Bankers' Acceptances have been purchased by a Canadian Lender). Any amounts remaining in any cash collateral account established pursuant to this section following payment in full of all Obligations and termination of this Agreement shall be returned to the applicable Canadian Borrower.

         (d) Repayments Prior to Maturity. Except as required by Section 3.3(b), no repayment of a Bankers' Acceptance may be made by the Canadian Borrowers to the Canadian Lenders prior to the maturity date thereof. Any such repayment required by Section 3.3(b) shall be made to the Canadian Administrative Agent and such monies shall be held by the Canadian Administrative Agent, in a cash collateral account hypothecated to the Canadian Administrative Agent, to be paid to each of the Canadian Lenders on the maturity date of the Bankers' Acceptances which have been accepted by it. The Canadian Borrowers shall be entitled to the benefit of any interest accruing thereon, in each case, on the respective maturity date of each Bankers' Acceptance in respect of which repayment is made, and upon the maturity of each such Bankers' Acceptance the Canadian Lenders shall apply the interest thereon in payment of amounts owed by the Canadian Borrowers hereunder. Any such payment by the Canadian Borrowers to the Canadian Lenders shall satisfy the Canadian Borrowers' obligations under the Bankers' Acceptance to which it relates and the Canadian Lender which has accepted such Bankers' Acceptance shall thereafter be solely responsible for the payment of such Bankers' Acceptance.

         (e)      Funding of Bankers' Acceptances.

                  (i) Subject to subsections (ii) and (iii) below, each Canadian Lender shall, not later than 1:00 P.M., Toronto, Ontario time, on the date of creation of the Bankers' Acceptances, accept orders of the Canadian Borrowers which are presented to it for acceptance in an amount equal to each such Canadian Lender's Canadian Revolving Commitment Percentage of the aggregate Face Amounts of Bankers' Acceptances created on such date; provided, however, that if the Face Amount of a Banker's Acceptance, which would otherwise be accepted by a Canadian Lender, would not be CD$100,000 or a larger multiple thereof, such Face Amount shall be increased or reduced by the Canadian Administrative Agent in its discretion to the nearest multiple of CD$100,000. Subject to the provisions hereof, the Canadian Administrative Agent shall be responsible for making all necessary arrangements with each of the Canadian Lenders with respect to the acceptance of Bankers' Acceptances.

                  (ii) Each Canadian Lender shall transfer to the Canadian Administrative Agent for value on such creation date immediately available Canadian Dollars in an aggregate amount equal to the BA Discount Proceeds of all Bankers' Acceptances accepted and sold or purchased by the Canadian Lender on such date net of the applicable Acceptance Fee and net of the amount required to pay any of its previously accepted Bankers' Acceptances that are maturing on such date or its percentage of any Base Rate Loan that is being converted to Bankers' Acceptances on such date.

                  (iii) Subject to Section 3.7, in the sole judgment of a Canadian Lender, if such Canadian Lender is unable to create a Bankers' Acceptance in accordance with this Agreement, such Canadian Lender shall, if such Canadian Lender is named on Schedule I or Schedule II to the Bank Act (Canada), give an irrevocable notice to such effect to the Canadian Administrative Agent and the Canadian Borrowers prior to 10:00 A.M., Toronto, Ontario time, on the date of the requested creation of the Bankers' Acceptances. Any Canadian Lender which is unable to create a Bankers' Acceptance in accordance with this Agreement shall make available to the Canadian Borrowers not later than 1:00 P.M., Toronto, Ontario time, on the date of such requested Bankers' Acceptance a Canadian Dollar loan in a principal amount equal to the BA Discount Proceeds of such Canadian Lender's pro rata share of the aggregate Face Amounts of Bankers' Acceptances to be created on such date, such loan to be funded in the same manner as the Bankers' Acceptances provided by the other Canadian Lenders. Such loan shall have the same term as the Bankers' Acceptance for which it is a substitute and shall bear such interest per annum throughout the term thereof as shall permit such Canadian Lender to obtain the same effective rate as if such Canadian Lender had accepted and purchased a Bankers' Acceptance at the same Acceptance Fee and pricing in which the Canadian Administrative Agent would have accepted and purchased on the bid side of the market, such Bankers' Acceptance at approximately 1:00 P.M., Toronto, Ontario time, on the date such loan is made. The Canadian Borrower hereby agrees that if such loan is made by a Canadian Lender interest shall be payable in advance on the date of such loan by deducting the interest payable in respect thereof from the principal amount of such loan. Except as described above, such substitute loan shall for all purposes be treated as an Extension of Credit by way of a Bankers' Acceptance (including, without limitation, for purposes of the definition of "BA Obligations" and Sections 2.8(c), 3.5(c), 3.7(b), 3.9, 3.11, 3.13, 5.2(g), 9.2(iii)
         and 9.3).

         If the Canadian Administrative Agent determines that all the conditions precedent to an Extension of Credit specified in this Agreement have been met, it shall advance to the applicable

Canadian Borrower the amount delivered by each Canadian Lender by crediting the applicable account of the applicable Canadian Borrower prior to 2:00 P.M. (Toronto, Ontario time) on the date of such advance, but if the conditions precedent to such advance are not met by (Toronto time) on such date, the Canadian Administrative Agent shall return the funds to the Canadian Lenders or invest them in an overnight investment as orally instructed by each Canadian Lender until such time as the advance is made.

         The Canadian Administrative Agent shall promptly inform the Domestic Administrative Agent of the creation of Bankers' Acceptances and the terms thereof. No Canadian Lender shall be responsible for the failure or delay by any other Canadian Lender in its obligation to create Bankers' Acceptances hereunder; provided, however, that the failure of any Canadian Lender to fulfill its Commitment hereunder shall not relieve any other Canadian Lender of its Commitment hereunder.

         (f) Deemed Advances. Except for amounts which are paid from the proceeds of rollovers of a Bankers' Acceptance, or for which payment has otherwise been funded by the Canadian Borrowers, any amount which a Canadian Lender pays to any third party on or after the date of maturity of a Bankers' Acceptance in satisfaction thereof or which is owing to the Canadian Lender in respect of such a Bankers' Acceptance on or after the date of maturity of such a Bankers' Acceptance, shall at the option of Canadian Administrative Agent, be deemed to be a Canadian Revolving Loan at the rate of interest then applicable to Canadian Revolving Loans which are Base Rate Loans.

         (g) Indemnity. Each Canadian Borrower shall on a joint and several basis indemnify and hold Canadian Administrative Agent and the Canadian Lenders harmless from any loss, cost, damage or expense with respect to any Bankers' Acceptance dealt with by Canadian Administrative Agent or the Canadian Lenders but shall not be obliged to indemnify Canadian Administrative Agent or the Canadian Lenders for any loss, cost, damage or expense caused by the gross negligence or willful misconduct of Canadian Administrative Agent or the Canadian Lenders.

         (h) Waiver. No Canadian Borrower shall claim from Canadian Administrative Agent or any Canadian Lender any days of grace for the payment at maturity of any Bankers' Acceptances presented and accepted by a Canadian Lender pursuant to this Agreement. Each Canadian Borrower waives any defence to payment which might otherwise exist if for any reason a Bankers' Acceptance shall be held by a Canadian Lender in its own right at the maturity thereof, and the doctrine of merger shall not apply to any Bankers' Acceptance that is at any time held by a Canadian Lender in its own right.

         (i) Obligations Absolute. The obligations of each Canadian Borrower with respect to Bankers' Acceptances under this Agreement shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of any order accepted by a Canadian Lender as a Bankers' Acceptance; or

                  (ii) the existence of any claim, set-off, defence or other right which a Canadian Borrower may have at any time against the holder of a Bankers' Acceptance, a Canadian Lender or any other person or entity, whether in connection with this Agreement or otherwise.

         (j) Shortfall on Drawdowns, Rollovers and Conversions. Each Canadian Borrower agrees that:

                  (i) the difference between the amount of an advance requested by a Canadian Borrower by way of Bankers' Acceptances and the actual proceeds of such Bankers' Acceptances;

                  (ii) the difference between the actual proceeds of a Bankers' Acceptance and the amount required to pay a maturing Bankers' Acceptance, if a Bankers' Acceptance is being rolled over; and

                  (iii) the difference between the actual proceeds of a Bankers' Acceptance and the amount required to repay any advance which is being converted to such Bankers' Acceptance;

         shall be funded by the Canadian Borrowers from their own resources by 11:00 a.m. on the day of the advance or may be advanced by Canadian Administrative Agent as a Canadian Revolving Loan at the rate of interest then applicable to Canadian Revolving Loans which are Base Rate Loans.

         (k) Prohibited Use of Bankers' Acceptances. No Canadian Borrower shall enter into any agreement or arrangement of any kind with any person to whom Bankers' Acceptances have been delivered whereby it undertakes to replace such Bankers' Acceptances on a continuing basis with other Bankers' Acceptances, nor shall a Canadian Borrower directly or indirectly take, use or provide Bankers' Acceptances as security for loans or advances from any other Person.


                                    SECTION 3
                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES

         3.1      Default Rate.

                  Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then 2% greater than the Base Rate).

         3.2      Extension and Conversion.

                  Subject to the terms of Section 5.2, the applicable Borrower shall have the option, on any Business Day, to extend existing Eurodollar Loans into a subsequent permissible Interest Period or to convert Base Rate Loans into Eurodollar Loans; provided, however, that (i) except as provided in Section 3.8, Eurodollar Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto, (ii) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if no Default or Event of Default is in existence on the date of extension or conversion,
(iii) Revolving Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" and shall be in such minimum amounts as provided in Section 2.2(b), and (iv) any request for extension or conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such extension or conversion shall be effected by the applicable Borrower by giving a Notice of Extension/Conversion (or telephonic notice promptly confirmed in writing) to, in the case of Domestic Revolving Loans, the Domestic Administrative Agent prior to 11:00 A.M. (Charlotte, North Carolina time) or, in the case of Canadian Revolving Loans, the Canadian Administrative Agent prior to 11:00 A.M. (Toronto, Ontario time), on the Business Day of, in the case of the conversion of a Eurodollar Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a Eurodollar Loan as, or conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Revolving Loans to be so extended or converted, the types of Revolving Loans into which such Revolving Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for extension of a Eurodollar Loan or conversion of a Base Rate Loan into a Eurodollar Loan shall be irrevocable and shall constitute a representation and warranty by the applicable Borrower of the matters specified in Section 5.2. In the event the applicable Borrower fails to request extension or conversion of any Eurodollar Loan in accordance with this Section 3.2, or any such conversion or extension is not permitted or required by this Section 3.2, then such Eurodollar Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Domestic Administrative Agent shall give each Domestic Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Domestic Revolving Loan and the Canadian Administrative Agent shall give each Canadian Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Canadian Revolving Loan.

         3.3      Prepayments.

         (a) Voluntary Prepayments. Loans may be prepaid in whole or in part without premium or penalty; provided that (i) Eurodollar Loans may be prepaid only upon three (3) Business Days' prior written notice to the appropriate Administrative Agent and must be accompanied by payment of any amounts owing under Section 3.11, (ii) partial prepayments shall be (A) in the case of Revolving Loans which are Eurodollar Loans, in a minimum aggregate principal amount of US$2,500,000 (or CD$2,500,000, if applicable) and integral multiples of US$500,000 (or CD$500,000, if applicable) in excess thereof, (B) in the case of Revolving Loans which are Base Rate Loans, in a minimum aggregate principal amount of US$1,000,000 (or CD$1,000,000, if applicable) and integral multiples of US$100,000 (or CD$100,000, if applicable) in excess thereof, and (C) in the case of Swingline Loans, in a minimum aggregate principal amount of US$1,000,000 (or CD$1,000,000, if applicable) and integral multiples of US$100,000 (or CD$100,000, if applicable) in excess thereof, provided that in the event that an "auto-borrow" or "zero balance" or other similar arrangement shall then be in place with the Swingline Lender, Swingline Loans shall be prepaid in such minimum amounts, if any, provided by such agreement, and (iii) Bankers' Acceptances may not be paid prior to their respective maturity dates.

         (b) Mandatory Prepayments. If at any time, (A) the aggregate principal amount of Domestic Obligations shall exceed the Aggregate Domestic Revolving Committed Amount, (B) the aggregate amount of LOC Obligations shall exceed the LOC Committed Amount, or (C) the aggregate amount of Swingline Loans shall exceed the Swingline Committed Amount, the Domestic Borrower shall immediately make payment on the Domestic Revolving Loans, on the Swingline Loans and/or to a cash collateral account in respect of the LOC Obligations, in an amount equal to the difference. If at any time, the aggregate principal Dollar Amount of Canadian Obligations shall exceed the Aggregate Canadian Revolving Committed Amount, the Canadian Borrowers shall immediately make payment on the Canadian Revolving Loans and/or to a cash collateral account in respect of the BA Obligations, in an amount equal to the difference. If at any time, the aggregate principal Dollar Amount of Obligations shall exceed the Borrowing Base, the Borrowers shall immediately make payment on the Loans and/or to a cash collateral account in respect of the LOC Obligations or the BA Obligations in an amount sufficient to eliminate the excess.

         (c) Application. Unless otherwise specified by the applicable Borrower, (i) prepayments on the Domestic Obligations shall be applied first to Swingline Loans, then to Domestic Revolving Loans which are Base Rate Loans, then to Domestic Revolving Loans which are Eurodollar Loans in direct order of Interest Period maturities, and then to a cash collateral account to secure LOC Obligations and (ii) prepayments on the Canadian Obligations shall be applied first to Canadian Revolving Loans which are Base Rate Loans, then to Canadian Revolving Loans which are Eurodollar Loans in direct order of Interest Period maturities, and then to a cash collateral account in respect of BA Obligations. Amounts prepaid hereunder may be reborrowed in accordance with the provisions hereof.

         3.4      Termination and Reduction of Commitments

                  (a) Voluntary Reductions. The Commitments may be terminated or permanently reduced in whole or in part upon three (3) Business Days' prior written notice by the Domestic Borrower to the appropriate Administrative Agent, provided that (i) after giving effect to any voluntary reduction in the Domestic Revolving Commitments, the aggregate amount of Domestic Obligations shall not exceed the Aggregate Domestic Revolving Committed Amount, as reduced, (ii) after giving effect to any voluntary reduction in the Canadian Revolving Commitments, the aggregate amount of Canadian Obligations shall not exceed the Aggregate Canadian Revolving Committed Amount, as reduced, and (iii) partial reductions shall be in a minimum principal amount of US$1,000,000 (or CD$1,000,000, if applicable), and in integral multiples of US$100,000 (or CD$100,000, if applicable) in excess thereof.

                  (b) Termination. Unless terminated earlier in accordance with the terms of this Agreement, the Commitments hereunder shall terminate on the Termination Date.

         3.5      Fees.

                  (a)      Commitment Fees.

                           (i)      Domestic Revolving Commitments. In
         consideration of the Domestic Revolving Commitments, the Domestic Borrower agrees to pay to the Domestic Administrative Agent for the ratable benefit of the Domestic Lenders a commitment fee (the "Domestic Commitment Fee") equal to the Applicable Percentage per annum on the average daily unused amount of the Aggregate Domestic Revolving Committed Amount for the applicable period. The Domestic Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding calendar quarter (or portion thereof) beginning with the first such date to occur after the Closing Date (as well as on the Termination
         Date). For purposes of computation of the Domestic Commitment Fee, (A) Swingline Loans shall not be counted toward or considered usage of the Aggregate Domestic Revolving Committed Amount and (B) LOC Obligations shall be counted toward and considered usage of the Aggregate Domestic Revolving Committed Amount.


                           (ii)     Canadian Revolving Commitments. In
         consideration of the Canadian Revolving Commitments, the Canadian Borrowers agree to pay to the Canadian Administrative Agent for the ratable benefit of the Canadian Lenders a commitment fee (the "Canadian Commitment Fee") equal to the Applicable Percentage per annum on the average daily unused amount of the Aggregate Canadian Revolving Committed Amount for the applicable period. The Canadian Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding calendar quarter (or portion thereof) beginning with the first such date to occur after the Closing Date (as well as on the Termination
         Date). For purposes of computation of the Canadian Commitment Fee, the Face Amount of BA Obligations shall be counted toward and considered usage of the Aggregate Canadian Revolving Committed Amount.

                  (b)      Letter of Credit Fees.

                           (i) Letter of Credit Fee. In consideration of the LOC Commitment hereunder, the Domestic Borrower agrees to pay to the Domestic Administrative Agent for the ratable benefit of the Domestic Lenders a fee (the "Letter of Credit Fee") equal to the Applicable Percentage per annum on the average daily maximum amount available to be drawn under Letters of Credit from the date of issuance to the date of expiration. The Letter of Credit Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the immediately preceding calendar quarter (or portion thereof) beginning with the first such date to occur after the Closing Date (as well as on the Termination Date).

                           (ii) Issuing Lender Fees. In addition to the Letter of Credit Fee, the Domestic Borrower agrees to pay to the Issuing Lender for its own account without sharing by the other Lenders a fronting and negotiation fee of one-eighth of one percent (0.125%) per annum on the average daily maximum amount available to be drawn under Letters of Credit issued by it from the date of issuance to the date of expiration (the "Issuing Lender Fees").

                  (c) Acceptance Fee. In consideration of the creation of a particular Bankers' Acceptance hereunder, the Canadian Borrowers agree to pay to the Canadian Administrative Agent for the benefit of the Canadian Lenders which created such Bankers' Acceptance an acceptance fee (the "Acceptance Fee") on the date of issuance or creation of such Bankers' Acceptance in an amount equal to the product of (i) the Applicable Percentage for Bankers' Acceptances as of the date of creation of such Banker's Acceptance, multiplied by (ii) the aggregate Face Amount of such Bankers' Acceptance, multiplied by (iii) a fraction, the numerator of which is the term to maturity of such Bankers' Acceptance in days, and the denominator of which is the number of days in the current calendar year.

                  (d) Administrative Agent's Fees. The Borrowers agree to pay to the Domestic Administrative Agent, for its own account, the annual administrative fee and such other fees, if any, referred to in the Administrative Agent's Fee Letter (collectively, the "Administrative Agent's Fees").

         3.6      Capital Adequacy.

                  If any Lender has reasonably determined, after the date hereof, that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, subject to the provisions of Section 3.12, each Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction, to the extent related to Extensions of Credit made to such Borrower.

         3.7      Inability To Determine Interest Rate.

         (a) If prior to the first day of any Interest Period, the Domestic Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, the Domestic Administrative Agent shall give telecopy or telephonic notice thereof to the Borrowers and the Lenders as soon as practicable thereafter (which notice shall be withdrawn by the Domestic Administrative Agent whenever such circumstances no longer exist). If such notice is given (a) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans and (b) any Revolving Loans that were to have been converted on the first day of such Interest Period to or continued as Eurodollar Loans shall be converted to or continued as Base Rate Loans. Until such notice has been withdrawn by the Domestic Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrowers have the right to convert Base Rate Loans to Eurodollar Loans.

         (b) If the Canadian Administrative Agent determines in good faith, which determination shall be final, conclusive and binding upon the Canadian Borrowers absent manifest error, and notifies the Canadian Borrowers and each of the Canadian Lenders that, by reason of circumstances affecting the money market or the market for bankers' acceptances generally (i) there is no market for Bankers' Acceptances; or (ii) the demand for Bankers' Acceptances is insufficient to allow the sale or trading of the Bankers' Acceptances created and purchased hereunder, then

                  (A) the right of the Canadian Borrowers to request a borrowing by way of Bankers' Acceptances shall be suspended until the Canadian Administrative Agent determines in good faith that the circumstances causing such suspension no longer exist and the Canadian Administrative Agent so notifies the Canadian Borrower; and

                  (B) any notice of requested Bankers' Acceptances which is outstanding shall be canceled and the Bankers' Acceptance requested therein shall not be made.

                  (C) The Canadian Administrative Agent shall promptly notify the Canadian Borrowers of the suspension of the Canadian Borrowers' right to request a Bankers' Acceptance and of the termination of any such suspension.

         3.8      Illegality.

         Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Credit Agreement, (a) such Lender shall promptly give written notice of such circumstances to the Borrowers and the Administrative Agents (which notice shall be withdrawn by such Lender whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert a Base Rate Loan to Eurodollar Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a Eurodollar Loan is requested and (c) such Lender's Revolving Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, each Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.11 to the extent related to Eurodollar Loans made to such Borrower

         3.9      Requirements of Law.

         If, after the date hereof, the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Lender becomes a Lender):

                           (a) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit or any Bankers' Acceptances or any Eurodollar Loans made by it or its obligation to make, issue or create the foregoing, or change the basis of taxation of payments to such Lender in respect thereof (except for (i) Taxes covered by Section 3.10 (including Taxes imposed solely by reason of any failure of such Lender to comply with its obligations under Section 3.10(d)) and (ii) changes in taxes measured by or imposed upon the overall net income, or franchise tax (imposed in lieu of such net income tax), of such Lender or its applicable lending office, branch, or any affiliate thereof));

                           (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

                           (c) shall impose on such Lender any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or creating Bankers' Acceptances or to reduce any amount receivable hereunder in respect thereof, then, in any such case, subject to the provisions of Section 3.12, the Borrowers shall be obligated to promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable, to the extent related to Extensions of Credit made to such Borrower, provided that, in any such case, the Borrowers may elect to convert the Eurodollar Loans made by such Lender hereunder to Base Rate Loans by giving the appropriate Administrative Agent at least one Business Day's notice of such election, in which case each Borrower shall promptly pay to such Lender, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 3.11 to the extent related to Eurodollar Loans made to such Borrower. Each Lender agrees that, as promptly as practicable after it becomes aware of any circumstances of the type referred to in paragraphs (a) through (c) above which would result in any such increased cost or reduced amount receivable, the affected Lender shall, to the extent not inconsistent with such Lender's internal policies of general application, designate a different lending office for the making of Revolving Loans or for accepting or issuing Bankers' Acceptances or Letters of Credit or otherwise use reasonable commercial efforts to minimize the amounts payable to it by the Borrowers pursuant to this Section 3.9. This covenant shall survive the termination of this Credit Agreement and the payment of the Revolving Loans and all other amounts payable hereunder.

         3.10     Taxes.

         (a) Any and all payments by any Credit Party to or for the account of any Lender or either Administrative Agent hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and each Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its applicable lending office) or such Administrative Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If any Credit Party shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable under this Credit Agreement or any other Credit Document to any Lender or either Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 3.10) such Lender or such Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made,
(ii) such Credit Party shall make such deductions and withholdings, (iii) such Credit Party shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law, and
(iv) such Credit Party shall furnish to the appropriate Administrative Agent, in each case at its address referred to in Section 11.1, the original or a certified copy of a receipt evidencing payment thereof.



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

         (b) In addition, the Domestic Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Credit Agreement or any other Credit Document or from the execution or delivery of, or otherwise with respect to, this Credit Agreement or any other Credit Document (hereinafter referred to as "Other Taxes").

         (c) The Domestic Borrower agrees to indemnify each Lender and each Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.10) paid by such Lender or such Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

         (d)      Each Domestic Lender that is not a United States person under
Section 7701(a)(30) of the Internal Revenue Code, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each Domestic Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Domestic Lender in the case of each other Domestic Lender, and from time to time thereafter if requested in writing by the Domestic Borrowers or the Domestic Administrative Agent (but only so long as such Domestic Lender remains lawfully able to do so), shall provide the Domestic Borrower and the Domestic Administrative Agent with (i) Internal Revenue Service Form W-8 BEN or W-8 ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Domestic Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces to zero the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Credit Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and/or (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Domestic Lender is entitled to an exemption from tax on payments pursuant to this Credit Agreement or any of the other Credit Documents.

         (e) For any period with respect to which a Domestic Lender has failed to provide the Domestic Borrower and the Domestic Administrative Agent with the appropriate form pursuant to Section 3.10(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Domestic Lender shall not be entitled to indemnification under Section 3.10(a) or 3.10(b) with respect to Taxes imposed by the United States; provided, however, that should a Domestic Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Domestic Borrower shall take such steps as such Domestic Lender shall reasonably request to assist such Domestic Lender to recover such Taxes.

         (f) If any Credit Party is required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.10, then, unless a Commitment Termination Event shall



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have occurred, such Lender will agree to use reasonable efforts to change the jurisdiction of its applicable lending office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

         (g) Within thirty (30) days after the date of any payment of Taxes, the applicable Credit Party shall furnish to the Administrative Agents the original or a certified copy of a receipt evidencing such payment.

         (h) Without prejudice to the survival of any other agreement of the Credit Parties hereunder, the agreements and obligations of the Credit Parties contained in this Section 3.10 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

         3.11     Indemnity.

         The Domestic Borrower, with respect to the Domestic Lenders, and the Canadian Borrowers, with respect to the Canadian Lenders, promise to indemnify each such Lender and to hold each such Lender harmless from any loss or expense which such Lender may sustain or incur (other than through such Lender's gross negligence or willful misconduct) as a consequence of (a) default by such Borrower in making a borrowing of, conversion into or continuation of a Eurodollar Loan or a Bankers' Acceptance after such Borrower has given a notice requesting the same in accordance with the provisions of this Credit Agreement,
(b) default by such Borrower in making any prepayment of a Eurodollar Loan after such Borrower has given a notice thereof in accordance with the provisions of this Credit Agreement or (c) the making of a prepayment of a Eurodollar Loan on a day which is not the last day of the Interest Period for such Eurodollar Loan. With respect to any Eurodollar Loan or Bankers' Acceptance, such indemnification may be calculated, in lieu of any other method, based on an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the Interest Period for such Eurodollar Loan (or, in the case of a failure to borrow, convert or continue, the Interest Period of such Eurodollar Loan or term of such Bankers' Acceptance that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Revolving Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. The covenants of each Borrower set forth in this Section 3.11 shall survive the termination of this Credit Agreement and the payment of the Revolving Loans and all other amounts payable hereunder.



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         3.12     Certain Limitations.

         The provisions of Sections 3.6, 3.9, 3.10 and 3.11 shall be subject to the following:

         (a) Each Lender that desires compensation or indemnification under Sections 3.6, 3.9 or 3.11 shall notify the appropriate Borrower through the appropriate Administrative Agent of any event occurring after the Closing Date entitling such Lender to compensation or indemnification under any of such Sections as promptly as practicable, but in any event within 90 days after the occurrence of the event giving rise thereto; provided that (i) if any such Lender fails to give such notice within 90 days after the occurrence of such an event, such Lender shall only be entitled to compensation or indemnification in respect of such event accruing under Sections 3.6, 3.9 or 3.11 with respect to the period from and after the date 90 days prior to the date that such Lender does give notice.

         (b) Any notice given by a Lender pursuant to subsection (a) above shall certify (i) that one of the events described in Sections 3.6, 3.9 or 3.11 has occurred, describing in reasonable detail the nature of such event, (ii) as to the increased cost, reduced amount receivable or loss or expense resulting from such event and (iii) as to the additional amount demanded by such Lender, attaching a reasonably detailed explanation of the calculation thereof. Such a certificate as to any compensation or indemnification payable pursuant to Sections 3.6, 3.9 or 3.11, submitted by such Lender through the appropriate Administrative Agent to the appropriate Borrower, shall be conclusive and binding on the parties hereto in the absence of manifest error.

         (c) If any Lender requests compensation or indemnification from a Borrower under Sections 3.6, 3.9 or 3.10, the Domestic Borrower may, at its option, within fifteen (15) days after receipt by such Borrower of written demand from the affected Lender for payment of such compensation or indemnification, notify the appropriate Administrative Agent and such affected Lender of its intention to replace the affected Lender. So long as no Event of Default shall have occurred and be continuing, the Domestic Borrower may obtain, at the Domestic Borrower's expense, a replacement Lender for the affected Lender. If the Domestic Borrower obtains a replacement Lender within ninety (90) days following notice of its intention to do so, the affected Lender must sell and assign its loans and obligations and any Commitments to such replacement Lender pursuant to Section 11.3(b) (without giving effect to any requirement therein that the appropriate Administrative Agent consent thereto), for an amount equal to the principal balance of all Revolving Loans held by the affected Lender and all accrued interest and Fees with respect thereto through the date of such sale, provided that the applicable Borrower shall have paid to such affected Lender the compensation or indemnification that it is entitled to receive under Sections 3.6, 3.9 or 3.10, through the date of such sale and assignment. Notwithstanding the foregoing, the Domestic Borrower shall not have the right to obtain a replacement Lender if the affected Lender rescinds its demand for such compensation or indemnification within fifteen (15) days following its receipt of the Domestic Borrower's notice of intention to replace such affected Lender. Additionally, if the Domestic Borrower gives a notice to the appropriate Administrative Agent and an affected Lender of its intention to replace such affected Lender and does not so replace such affected Lender within ninety (90) days thereafter, the Domestic Borrower's rights



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under this Section 3.12(c) shall terminate and the applicable Borrower shall promptly pay all compensation or indemnification demanded by such affected Lender pursuant to Sections 3.6, 3.9 or 3.10.

         3.13     Notice under the Income Tax Act (Canada).

         Notwithstanding anything contained in this Agreement to the contrary, if either Administrative Agent or a Lender receives notice under subsection 224(1.1) of the Income Tax Act (Canada) or any successor provision thereto or any comparable provision of any other taxing statute in respect of a Borrower or Guarantor, then so long as such notice is effective, the Lenders shall not be obliged to make any further advances hereunder.

         3.14     Prohibited Rates of Interest.

         Notwithstanding any other provisions of this Agreement or any other Credit Documents or any related document, the Canadian Credit Parties shall not be obliged to make any payment of interest or other amounts payable to the Administrative Agents or Lenders in an amount or at a rate that would be prohibited by law or would result in the receipt of interest at a criminal rate, as the terms "interest" and "criminal rate" are defined under the Criminal Code (Canada), or that would contravene any local usury laws which may be applicable to any obligations of the Canadian Credit Parties under or in connection with this Agreement. In any such case, any payment, collection or demand for interest in excess of the maximum permitted rate shall be deemed to have been made by mutual mistake, any excess payment shall be refunded to the applicable Canadian Credit Party and the amount or rate otherwise payable under the terms of any Credit Document or related document shall be reduced to the maximum amount or rate payable in accordance with applicable law. For the purposes of this Agreement, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles and in the event of any dispute, a certificate of a Fellow of the Canadian Institute of Actuaries of Canada appointed by the Canadian Administrative Agent shall be conclusive for the purpose of such determination.

         3.15     Pro Rata Treatment.

         Except to the extent otherwise provided herein:

         (a) Obligations. Each Domestic Revolving Loan advance, each payment or prepayment of principal of any Domestic Revolving Loan, each payment of interest on any Domestic Revolving Loan, each payment on or in respect of the LOC Obligations and each payment of interest thereon, each payment of the Domestic Commitment Fee, each payment of the Letter of Credit Fee, each reduction of Aggregate Domestic Revolving Committed Amount, and each conversion or extension of Domestic Revolving Loan shall be allocated pro rata among the Domestic Lenders according to the respective Domestic Revolving Commitment Percentages of the Domestic Lenders. Each Canadian Revolving Loan advance, each creation of Bankers' Acceptances, each payment or prepayment of principal of any Canadian Revolving Loan, each



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payment of interest on the Canadian Revolving Loans, each payment of the
Canadian Commitment Fee, each reduction of Aggregate Canadian Revolving Committed Amount, and each conversion or extension of Canadian Revolving Loan shall be allocated pro rata among the Canadian Lenders according to the respective Canadian Revolving Commitment Percentages of the Canadian Lenders.

         (b) Advances. No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder. Unless the appropriate Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its ratable share of such borrowing available to such Administrative Agent, such Administrative Agent may assume that such Lender is making such amount available to such Administrative Agent, and such Administrative Agent may, in reliance upon such assumption, make available to the appropriate Borrower a corresponding amount. If such amount is not made available to such Administrative Agent by such Lender within the time period specified therefor hereunder, such Lender shall pay to such Administrative Agent, on demand, such amount with interest thereon at a rate equal to the Federal Funds Rate for a period of two (2) Business Days, and thereafter at the Base Rate, for the period until such Lender makes such amount immediately available to such Administrative Agent. If such Lender does not pay such amounts to such Administrative Agent forthwith upon demand, such Administrative Agent may notify the appropriate Borrower(s) and request such Borrower(s) to immediately pay such amount to such Administrative Agent with interest at the rate applicable thereto. A certificate of such Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

         3.16     Sharing of Payments.

         (a) Domestic Lenders. The Domestic Lenders agree that, in the event that any Domestic Lender shall obtain payment in respect of any Domestic Revolving Loan, LOC Obligation or any other obligation owing to such Domestic Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Domestic Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Domestic Lender shall promptly purchase from the other Domestic Lenders a participation in such Domestic Revolving Loan, LOC Obligation and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all such Domestic Lenders share such payment in accordance with the respective Domestic Revolving Commitment Percentages of such Domestic Lenders, as provided for in this Credit Agreement. The Domestic Lenders further agree that if payment to any such Domestic Lender obtained by such Domestic Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Domestic Lender which shall have shared the benefit of such payment




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shall, by repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each such Domestic Lender whose payment shall have been rescinded or otherwise restored. The Domestic Borrower agrees that any Domestic Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Domestic Lender were a holder of such Domestic Revolving Loan, LOC Obligation or other obligation in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Domestic Lender receives a secured claim in lieu of a setoff to which this Section 3.16 applies, such Domestic Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Domestic Lenders under this Section 3.16 to share in the benefits of any recovery on such secured claim.

         (b) Canadian Lenders. The Canadian Lenders agree that, in the event that any Canadian Lender shall obtain payment in respect of any Canadian Revolving Loan, BA Obligation or any other obligation owing to such Canadian Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Canadian Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Canadian Lender shall promptly purchase from the other Canadian Lenders a participation in such Canadian Revolving Loan, BA Obligation and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all such Canadian Lenders share such payment in accordance with the respective Canadian Revolving Commitment Percentages of such Canadian Lenders, as provided for in this Credit Agreement. The Canadian Lenders further agree that if payment to any such Canadian Lender obtained by such Canadian Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Canadian Lender which shall have shared the benefit of such payment shall, by repurchase of a participation theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each such Canadian Lender whose payment shall have been rescinded or otherwise restored. The Canadian Borrower agrees that any Canadian Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Canadian Lender were a holder of such Canadian Revolving Loan, BA Obligation or other obligation in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Canadian Lender receives a secured claim in lieu of a setoff to which this Section 3.16 applies, such Canadian Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Canadian Lenders under this Section 3.16 to share in the benefits of any recovery on such secured claim.

         (c) Lenders and Agents. Except as otherwise expressly provided in this Credit Agreement, if any Lender or any Agent shall fail to remit to any other Agent or any other Lender an



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amount payable by such Lender or such Agent to such other Agent or such other
Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to such other Agent or such other Lender at a rate per annum equal to the Federal Funds Rate.

         3.17     Payments, Computations, Etc.

         (a) Except as otherwise specifically provided herein, (i) all payments of principal, interest and fees in connection with Canadian Revolving Loans, BA Obligations, the Canadian Commitment Fee and the Acceptance Fees shall be made to the Canadian Administrative Agent in the currency in which such amount is denominated in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, at the Canadian Administrative Agent's office specified in Section 11.1 not later than 2:00 P.M. (Toronto, Ontario time) on the date when due and (ii) all payments of principal, interest and fees in connection with Domestic Revolving Loans, LOC Obligations, Swingline Loans, the Domestic Commitment Fee, the Letter of Credit Fees, the Issuing Lender Fees and the Administrative Agent's Fees shall be made to the Domestic Administrative Agent in Dollars in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, at the Domestic Administrative Agent's office specified in Section 11.1 not later than 2:00 P.M. (Charlotte, North Carolina time) on the date when due. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. Such Administrative Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the applicable Borrower maintained with such Administrative Agent (with notice to such Borrower). Each Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Domestic Administrative Agent or the Canadian Administrative Agent, as applicable, the Loans, LOC Obligations, BA Obligations, Fees, interest or other amounts payable by such Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Domestic Administrative Agent or the Canadian Administrative Agent, as applicable, shall distribute such payment to the relevant Lenders in such manner as such Administrative Agent may determine to be appropriate in respect of obligations owing by such Borrower hereunder, subject to the terms of Section 3.15(a) and Section 3.17). The Domestic Administrative Agent or the Canadian Administrative Agent, as applicable, will distribute such payments to the applicable Lenders if any such payment is received prior to 12:00 Noon (Charlotte, North Carolina time or Toronto, Ontario time, as appropriate) on a Business Day in like funds as received prior to the end of such Business Day and otherwise such Administrative Agent will distribute such payment to such Lenders entitled thereto on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension). Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of the actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans determined by reference to the Prime Rate which shall be calculated based on a year of 365 or 366 days, as appropriate; provided that in respect of Canadian Obligations, for purposes of the Interest Act (Canada), if interest computed on the basis of a 360-



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day year is payable for any part of a calendar year, the equivalent yearly rate of interest may be determined by multiplying the specified rate of interest by the number of days (365 or 366) in such calendar year and dividing such product by 360. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

         (b) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agents or any Lender on account of the Obligations or any other amounts outstanding under any of the Credit Documents shall be paid over or delivered as follows:

                  FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agents in connection with enforcing the rights of the Lenders under the Credit Documents;

                  SECOND, to payment of any Administrative Agent's Fees then due and payable;

                  THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Obligations owing to such Lender;

                  FOURTH, to the payment of all accrued interest and Fees on or in respect of the Obligations;

                  FIFTH, to the payment of the outstanding principal amount of the Obligations (including the payment of all LOC Obligations then reimbursable by the Borrower pursuant to Section 2.6(c), but excluding any LOC Obligations attributable to issued but undrawn Letters of Credit, and the payment of all matured and unpaid BA Obligations) and to the payment of any principal amounts outstanding under Hedging Agreements relating to the Obligations to the extent permitted hereunder;

                  SIXTH, to the cash collateralization of all LOC Obligations and BA Obligations attributable to issued but undrawn Letters of Credit and Bankers' Acceptances;

                  SEVENTH, to all other Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "SIXTH" above; and

                  EIGHTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) each of the Lenders



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shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Obligations and obligations under Hedging Agreements (relating to the Obligations to the extent permitted hereunder) held by such Lender bears to the aggregate then outstanding Obligations and obligations under Hedging Agreements (relating to the Obligations to the extent permitted hereunder)) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) all amounts available to be applied to pursuant to clause "SIXTH" above shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "SIXTH" AND "SEVENTH" above in the manner provided in this Section 3.17(b).

         3.18     Evidence of Debt.

         (a) Each Lender shall maintain an account or accounts evidencing each Revolving Loan made by such Lender to the Borrowers from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

         (b) The Domestic Administrative Agent shall maintain the Domestic Register pursuant to Section 11.3(c)(i), and a subaccount for each Domestic Lender, in which Domestic Register and subaccounts (taken together) shall be recorded (A) the amount, type and Interest Period of each such Domestic Revolving Loan hereunder, (B) the amount of any principal or interest due and payable or to become due and payable to each Domestic Lender hereunder and (C) the amount of any sum received by the Domestic Administrative Agent hereunder from or for the account of the Domestic Borrower and each Domestic Lender's share thereof. The Canadian Administrative Agent shall maintain the Canadian Register pursuant to Section 11.3(c)(ii), and a subaccount for each Canadian Lender, in which Canadian Register and subaccounts (taken together) shall be recorded (A) the amount, type and Interest Period of each such Canadian Revolving Loan hereunder, (B) the amount of any principal or interest due and payable or to become due and payable to each Canadian Lender hereunder and (C) the amount of any sum received by the Canadian Administrative Agent hereunder from or for the account of the Canadian Borrower and each Canadian Lender's share thereof. Each Administrative Agent will make reasonable efforts to maintain the accuracy of the respective subaccounts referred to in the preceding sentences and to promptly update such subaccounts from time to time, as necessary.

         (c) The entries made in the Registers, accounts and the subaccounts maintained pursuant to subsection (b) of this Section 3.18 (and, if consistent with the entries of the relevant Administrative Agent, subsection
(a)) shall be prima facie evidence of the existence and amounts of the obligations of the applicable Borrower therein recorded; provided, however, that the failure of any Lender or either Administrative Agent to maintain either Register, any such account, or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the



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Borrowers to repay the Loans and other obligations owing to such Lenders in accordance with the terms hereof.




                                    SECTION 4
                                    GUARANTY

         4.1      The Guarantee.

         (a)      (i)      Each of the Domestic Guarantors hereby jointly and
severally guarantees to each Lender, to each Affiliate of a Lender that enters into a Hedging Agreement with a Credit Party relating to the Obligations and to the Agents, as hereinafter provided, the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Domestic Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Domestic Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

                  (ii) Each of the Canadian Guarantors hereby jointly and severally guarantees to each Canadian Lender, to each Affiliate of a Canadian Lender that enters into a Hedging Agreement with a Canadian Credit Party relating to the Canadian Obligations, to the Canadian Administrative Agent and to the Collateral Agent, as hereinafter provided, the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Canadian Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as mandatory cash collateralization or otherwise), the Canadian Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Notwithstanding the foregoing or any other provision hereof or in any other Credit Documents, the obligations of the Canadian Guarantors under Section 4.1 in respect of the Guaranteed Obligations do not extend to the Domestic Obligations or to the obligations of the Domestic Guarantors in respect thereof, as to which such Canadian Guarantors shall have no obligation; and the obligations of the Canadian Guarantors which are Ontario corporations (each, an "Ontario Guarantor") shall be guarantees only of the obligations of each respective Ontario



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

Guarantor's direct parent corporation of which such Ontario Guarantor is a direct wholly-owned subsidiary or any corporation which is a subsidiary of such Ontario Guarantor.

         (b) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state, provincial or federal law relating to fraudulent conveyances or transfers or the granting of financial assistance) then the obligations of each Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal, state or provincial and including, without limitation, the Bankruptcy Code). In such case or otherwise at the request of an Agent, each Credit Party shall take such action and shall execute and deliver all such further documents required by such Agent to cause the obligations of such Guarantor to be enforceable to the extent required by this Agreement.

         4.2      Obligations Unconditional.

         The obligations of the Domestic Guarantors under Section 4.1 in respect of the Guaranteed Obligations are joint and several in nature as among the Domestic Guarantors. The obligations of all of the Guarantors under Section 4.1 are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or Hedging Agreements, or any other agreement or instrument referred to therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of each of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against any of the Borrowers or any other Guarantor for amounts paid under this Section 4 until such time as all of the Lenders (and any Affiliates of Lenders entering into Hedging Agreements) have been paid in full, all Commitments under the Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents or Hedging Agreements relating to the Obligations. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                  (iv) any Lien granted to, or in favor of, either Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to attach or be perfected; or

                  (v) any of the Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the either Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement or any other agreement or instrument referred to in the Credit Documents or Hedging Agreements, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

         4.3      Reinstatement.

         (a) The obligations of the Domestic Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Domestic Guarantor agrees that it will indemnify the Agents and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Agents or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         (b) The obligations of the Canadian Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Canadian Guarantor agrees that it will indemnify the Canadian Administrative Agent, the Collateral Agent and each Canadian Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of



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

counsel) incurred by the Canadian Administrative Agent, the Collateral Agent or such Canadian Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         4.4      Certain Additional Waivers.

         Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Guaranteed Obligations, except through the exercise of the rights of subrogation pursuant to Section 4.2.

         4.5      Remedies.

         The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Agents and the Lenders, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 9.2) for purposes of Section 4.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Guaranteed Obligations being deemed to have become automatically due and payable), the Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.1.

         4.6      Rights of Contribution.

         The Domestic Guarantors hereby agree, as among themselves, that if any Domestic Guarantor shall become an Excess Funding Guarantor (as defined below), each other Domestic Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the succeeding provisions of this Section 4.6), pay to such Excess Funding Guarantor an amount equal to such Domestic Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Guarantor) of such Excess Payment (as defined below). The Canadian Guarantors hereby agree, as among themselves, that if any Canadian Guarantor shall become an Excess Funding Guarantor (as defined below), each other Canadian Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the succeeding provisions of this Section 4.6), pay to such Excess Funding Guarantor an amount equal to such Canadian Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Guarantor) of such Excess Payment (as defined below). The payment obligation of any Guarantor to any Excess Funding Guarantor under this Section 4.6 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Section 4, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (a) "Excess Funding Guarantor" shall mean, in respect of any obligations arising under the



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

other provisions of this Section 4 (hereafter, the "Guarantied Obligations"), a Guarantor that has paid an amount in excess of its Pro Rata Share of the Guarantied Obligations; (b) "Excess Payment" shall mean, in respect of any Guarantied Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guarantied Obligations; and (c) "Pro Rata Share", for the purposes of this Section 4.6, shall mean, for any Guarantor, the ratio (expressed as a percentage) of (i) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) (A) in the case of the Domestic Guarantors, the amount by which the aggregate present fair saleable value of all assets and other properties of the Domestic Borrower and all of the Domestic Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Domestic Borrower and the Domestic Guarantors hereunder) of the Domestic Borrower and all of the Domestic Guarantors, all as of the Closing Date and (B) in the case of the Canadian Guarantors, the amount by which the aggregate present fair saleable value of all assets and other properties of the Canadian Borrowers and all of the Canadian Guarantors (other than the Domestic Borrower) exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Canadian Borrowers and the Canadian Guarantors hereunder) of the Canadian Borrowers and all of the Canadian Guarantors, all as of the Closing Date (in each case, if any Guarantor becomes a party hereto subsequent to the Closing Date, then for the purposes of this Section 4.6 such subsequent Guarantor shall be deemed to have been a Guarantor as of the Closing Date and the information pertaining to, and only pertaining to, such Guarantor as of the date such Guarantor became a Guarantor shall be deemed true as of the Closing
Date).

         4.7      Continuing Guarantee.

         The guarantee in this Section 4 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.


                                    SECTION 5
                                   CONDITIONS

         5.1      Conditions to Closing.

         This Credit Agreement shall become effective, and the initial Extensions of Credit may be made, upon the satisfaction of the following conditions precedent:

                  (a) Execution of Credit Agreement and Credit Documents. Receipt by the Domestic Administrative Agent of (i) multiple counterparts of this Credit Agreement, (ii) a Note for each Lender, (iii) multiple counterparts of the Pledge Agreements, (iv) multiple counterparts of the Security Agreements and (v) UCC financing statements, Personal Property Security Act financing statements and other documents relating to the Pledge Agreements and the Security

Agreements, if any, in each case executed by a duly authorized officer of each party thereto and in each case conforming to the requirements of this Credit Agreement.

                  (b) Legal Opinions. Receipt by the Domestic Administrative Agent of multiple counterparts of opinions of counsel for the Credit Parties relating to the Credit Documents and the transactions contemplated herein, in form and substance satisfactory to the Administrative Agents and the Required Lenders.

                  (c) Stock Certificates. Receipt by the Collateral Agent of original stock certificates evidencing the ownership interests of the Credit Parties pledged pursuant to the Pledge Agreements, together in each case with original undated stock powers executed in blank, and other ancillary documents required by the Collateral Agent.

                  (d) Evidence of Insurance. Receipt by the Collateral Agent of insurance certificates or policies evidencing casualty insurance (including builders' risk and all-risk permanent policies) and liability insurance conforming to the requirements of this Credit Agreement and the other Credit Documents, together with evidence of payment of premiums thereon.

                  (e) Absence of Legal Proceedings. The absence of any action, suit, investigation or proceeding pending in any court or before any arbitrator or governmental instrumentality which could reasonably be expected to have a Material Adverse Effect.

                  (f) Corporate Documents. Receipt by the Domestic Administrative Agent of the following (or their equivalent) for each of the Credit Parties:

                           (i) Resolutions. Copies of resolutions of the board of directors approving and adopting the respective Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary as of the Closing Date to be true and correct and in force and effect as of such date.

                           (ii)     Good Standing. Copies, where applicable, of
         (A) certificates of good standing, existence or its equivalent certified as of a recent date by the appropriate governmental authorities of the state of incorporation and (B) certificates indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities of the state of incorporation.

                           (iii)    Officer's Certificate. An officer's
         certificate for each of the Credit Parties dated as of the Closing Date substantially in the form of Schedule 5.1(f)(iii)-1, Schedule 5.1(f)(iii)-2, Schedule 5.1(f)(iii)-3, as appropriate, in each case with appropriate insertions and attachments.



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

                  (g) Fees. Receipt of all fees, if any, owing pursuant to the Administrative Agent's Fee Letter, Section 3.5 or otherwise.

                  (h)      Section 5.2 Conditions. The conditions specified in
Section 5.2 shall be satisfied.

         5.2      Conditions to All Extensions of Credit.

         The obligation of each Lender to make any Extension of Credit hereunder (including the initial Extension of Credit to be made hereunder) is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

                  (a) Representations and Warranties. The representations and warranties made by the Credit Parties herein and in the other Credit Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date (except for those which expressly relate to an earlier date and those which are untrue solely as a result of a change permitted by this Agreement).

                  (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

                  (c) Additional Conditions to Domestic Revolving Loans. If a Domestic Revolving Loan is requested pursuant to Section 2.1, all conditions set forth in Section 2 shall have been satisfied.

                  (d) Additional Conditions to Letters of Credit. If the issuance of a Letter of Credit is requested pursuant to Section 2.1, all conditions set forth in Section 2 shall have been satisfied.

                 (e) Additional Conditions to Swingline Loans. If a Swingline Loan is requested pursuant to Section 2.1, all conditions set forth in
Section 2 shall have been satisfied.

                  (f) Additional Conditions to Canadian Revolving Loans. If a Canadian Revolving Loan is requested pursuant to Section 2.1, all conditions set forth in Section 2 shall have been satisfied.

                  (g) Additional Conditions to Bankers' Acceptances. If the issuance of a Bankers' Acceptance is requested pursuant to Section 2.1, all conditions set forth in Section 2 shall have been satisfied.



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

         Each request for Extension of Credit (including extensions of Eurodollar Loans and conversions of Base Rate Loans into Eurodollar Loans) and each acceptance by the applicable Borrower of an Extension of Credit (including extensions of Eurodollar Loans and conversions of Base Rate Loans into Eurodollar Loans) shall be deemed to constitute a representation and warranty by such Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (a) and (b), and in (c), (d), (e), (f) or (g) of this subsection have been satisfied.


                                    SECTION 6
                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to enter into this Credit Agreement and to make Extensions of Credit herein provided for, each of the Credit Parties hereby represents and warrants to each Administrative Agent and to each Lender that:

         6.1      Financial Condition.

         Each of the financial statements described below (copies of which have heretofore been provided to the Administrative Agents for distribution to the Lenders), have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, are complete and correct in all material respects and present fairly the financial condition and results from operations of the entities and for the periods specified (subject in the case of interim company-prepared statements to normal year-end adjustments and the absence of footnotes):

         (i) audited consolidated and consolidating balance sheets for the members of the Consolidated Group dated as of December 31, 1998, together with related audited consolidated and consolidating statements of operations, shareholders equity and cash flows certified by Arthur Andersen LLP, certified public accountants;

         (ii) company-prepared consolidated and consolidating balance sheets for the members of the Consolidated Group dated as of March 31, 1999, together with related consolidated statements of operations, shareholders equity and cash flows; and

         (iii) after the Closing Date, the annual and quarterly financial statements provided in accordance with Sections 7.1(a) and (b).

         6.2      No Changes or Restricted Payments.

         Since March 31, 1999, (a) there has been no circumstance, development or event relating to or affecting the members of the Consolidated Group which has had or would be reasonably expected to have a Material Adverse Effect, and
(b) except as permitted herein, no Restricted Payments have been made or declared by any members of the Consolidated Group.

         6.3      Organization; Existence; Compliance with Law.

         Each of the Credit Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, except to the extent that the failure to be in good standing would not, in the aggregate, have a Material Adverse Effect, (b) has the corporate or other necessary power and authority, and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not, in the aggregate, have a Material Adverse Effect, and (d) is in compliance with its certificate of incorporation and bylaws (or other organizational or governing documents) and all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

         6.4      Power; Authorization; Enforceable Obligations.

         Each of the Credit Parties has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with acceptance of extensions of credit or the making of the guaranties hereunder or with the execution, delivery or performance of any Credit Documents by the Credit Parties (other than those which have been obtained, such filings as are required by the Securities and Exchange Commission and to fulfill other reporting requirements with Governmental Authorities) or with the validity or enforceability of any Credit Document against the Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         6.5      No Legal Bar.

         The execution, delivery and performance of the Credit Documents, the borrowings hereunder and the use of the Extensions of Credit will not violate any Requirement of Law, the certificate of incorporation or bylaws (or other organizational or governing documents) or any Contractual Obligation of any Credit Party (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of its respective properties or revenues pursuant to any Requirement of Law, its certificate of incorporation or bylaws (or other organizational or governing documents) or Contractual

Obligation other than the Liens arising under or contemplated in connection with the Credit Documents. No member of the Consolidated Group is in default under or with respect to any of its Contractual Obligations in any respect which would reasonably be expected to have a Material Adverse Effect.

         6.6      No Material Litigation.

         No claim, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against, any members of the Consolidated Group or against any of their respective properties or revenues which (a) purports to affect the legality, validity or enforceability of any of the Credit Documents and which is reasonably likely to be adversely determined, or (b) is reasonably likely to have a Material Adverse Effect.

         6.7      No Default.

         No Default or Event of Default has occurred and is continuing.

         6.8      Ownership of Property; Liens.

         Each of the Credit Parties has good record and marketable title in fee simple to, or (subject to the documentation of certain agreed-upon leases between certain Credit Parties and certain of the shareholders or principals of the corresponding Founding Companies) a valid leasehold interest in, all its real property material to the Consolidated Group, and good title to, or a valid leasehold interest in, all its other property material to the Consolidated Group, and none of such property is subject to any Lien, except for Permitted Liens.

         6.9      Intellectual Property.

         Each of the members of the Consolidated Group owns, or has the legal right to use, all United States trademarks, tradenames, copyrights, technology, know-how and processes, if any, necessary for each of them to conduct its business as currently conducted (the "Intellectual Property") except for those the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and the use of such Intellectual Property by the members of the Consolidated Group does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

         6.10     No Burdensome Restrictions.

         Neither the certificate of incorporation or bylaws (or other organizational or governing documents) nor any Requirement of Law or Contractual Obligation of the members of the Consolidated Group would be reasonably expected to have a Material Adverse Effect.

         6.11     Taxes.

         Each of the Credit Parties has filed or caused to be filed all United States and Canadian federal income tax returns and all other material tax returns which, to the best knowledge of the Credit Parties, are required to be filed and has paid (a) all taxes shown to be due and payable on said returns or
(b) all taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any (i) taxes, fees or other charges with respect to which the failure to pay, in the aggregate, would not have a Material Adverse Effect or (ii) taxes, fees or other charges the amount or validity of which are currently being contested and with respect to which reserves in conformity with GAAP have been provided on the books of such Person), and no tax Lien has been filed (other than tax Liens which, in the aggregate, would not have a Material Adverse Effect), and, to the best knowledge of the Credit Parties, no claim is being asserted, with respect to any such tax, fee or other charge (other than such claims which, in the aggregate, would not have a Material Adverse Effect).

         6.12     ERISA

         Except as would not reasonably be expected to have a Material Adverse
Effect:

         (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code, whether or not waived, has occurred with respect to any Plan;
(iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Internal Revenue Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

         (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

         (c) No member of the Consolidated Group nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. No member of the Consolidated Group nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if any member of the Consolidated Group or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No member of the Consolidated Group nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

         (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Internal Revenue Code, or under any agreement or other instrument pursuant to which any member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

         (e) No member of the Consolidated Group nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Internal Revenue Code apply has been administered in compliance in all material respects of such sections.

         6.13     Governmental Regulations, Etc.

         (a) No part of the proceeds of the Extensions of Credit hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. If requested by any Lender or the Domestic Administrative Agent, each Borrower will furnish to the Domestic Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U. No indebtedness being reduced or retired out of the proceeds of the Extensions of Credit hereunder was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meanings of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Domestic Borrower and its Subsidiaries. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation T, U or X.



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

         (b) None of the members of the Consolidated Group is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, none of the members of the Consolidated Group is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         (c) No director, executive officer or principal shareholder of any member of the Consolidated Group is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director", "executive officer" and "principal shareholder" (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O.

         6.14     Subsidiaries.

         Set forth on Schedule 6.14 are all the Subsidiaries of the Domestic Borrower at the Closing Date, the jurisdiction of their incorporation and the direct or indirect ownership interest of the Domestic Borrower therein.

         6.15     Purpose of Extensions of Credit.

         The Extensions of Credit may be used (i) for working capital, capital expenditures and other lawful corporate purposes and (ii) to finance Acquisitions permitted hereunder and refinance funded debt in connection with such Acquisitions.

         6.16     Environmental Matters.

         Except as would not reasonably be expected to have a Material Adverse
Effect:

         (a) Each of the facilities and properties owned, leased or operated by the members of the Consolidated Group (the "Properties") and all operations at the Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Properties or the businesses operated by the members of the Consolidated Group (the "Businesses"), and there are no conditions relating to the Businesses or Properties that could give rise to liability under any applicable Environmental Laws.

         (b) None of the Properties contains, or has previously contained, any Materials of Environmental Concern at, on or under the Properties in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

         (c) None of the members of the Consolidated Group has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation,



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

non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Businesses, nor does any member of the Consolidated Group have knowledge or reason to believe that any such notice will be received or is being threatened.

         (d) Materials of Environmental Concern have not been transported or disposed of from the Properties, or generated, treated, stored or disposed of at, on or under any of the Properties or any other location, in each case by or on behalf any members of the Consolidated Group in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law.

         (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of any Credit Party, threatened, under any Environmental Law to which any member of the Consolidated Group is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any member of the Consolidated Group, the Properties or the Businesses.

         (f) There has been no release or, threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations (including, without limitation, disposal) of any member of the Consolidated Group in connection with the Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

         6.17     Year 2000 Compliance.

         The Domestic Borrower has (i) developed a plan and timeline for addressing the "Year 2000 Problem" (that is, the risk that computer applications used by such Person may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999) on a timely basis, (ii) to date, implemented that plan in accordance with that timetable and (iii) believes that all of its computer applications that are material to its or any of its Subsidiaries' business and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 Compliant"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.18     Canadian Pension Plans

         Except as would not reasonably be expected to have a Material Adverse Effect, (a) each Canadian Pension Plan is ongoing, duly registered and complies, and has been administered in compliance, in all material respects, with all applicable legislation and governmental rules and regulations (collectively, "Canadian Pension Laws") including, without limitation, pension benefits standards legislation and the Income Tax Act (Canada) and any applicable provincial legislation; (b) each Canadian Pension Plan is in good standing under Canadian Pension Laws, and no events have occurred which would reasonably be expected to impair such status; (c) there has been no payment out of the pension fund held in respect of any Canadian Pension Plan except for the purpose of paying or arranging for the payment of authorized benefits or the proper expenses of any Canadian Pension Plan in accordance with its terms and Canadian Pension Laws; (d) no steps have been instituted by a Canadian Credit Party and no Canadian Credit Party has acquiesced in any action by another Person which could result in the termination, in whole or in part, of any Canadian Pension Plan, whether by declaration by any governmental authority or otherwise; (e) all contributions have been made to each Canadian Pension Plan in accordance with the terms of such Canadian Pension Plan and the recommended funding requirements disclosed in any actuarial valuations or reports pertaining to such Canadian Pension Plan and no contribution failure has occurred with respect to any Canadian Pension Plan sufficient to give rise to any liability, to constitute an offense or to jeopardize the registration of any Canadian Pension Plan under any Canadian Pension Laws; (f) no Canadian Pension Plan has a "solvency deficiency" as defined and determined in accordance with any Canadian Pension Laws; (g) no material actions, suits, claims or proceedings are pending or threatened in respect of any Canadian Pension Plan, other than routine uncontested claims for benefits; (h) no condition exists or transaction has occurred in connection with any Canadian Pension Plan which could result in the incurrence by a Canadian Credit Party of any material liability, fine or penalty and (i) where a Canadian Pension Plan is required to be registered under applicable Canadian Pension Law, either such Canadian Pension Plan is duly registered or timely application for such registration has been made.


                                    SECTION 7
                              AFFIRMATIVE COVENANTS

         Each of the Credit Parties covenants and agrees that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Obligations remain outstanding and all amounts owing hereunder or in connection herewith have been paid in full, unless the Required Lenders otherwise consent in writing, the Domestic Borrower shall, and in the case of Sections 7.4, 7.5, 7.6, 7.7 and 7.8 below, shall cause each of the other Credit Parties to:

         7.1      Financial Statements.

         Furnish, or cause to be furnished, to the Administrative Agents and
Lenders:

                  (a) Audited Financial Statements. As soon as available, but in any event within 95 days after the end of each fiscal year, an audited consolidated balance sheet of the Consolidated Group as of the end of the fiscal year and the related consolidated statements of operations, shareholders' equity and cash flows for the year, audited by Arthur Andersen LLP, or other firm of independent certified public accountants of nationally recognized standing reasonably acceptable to the Required Lenders, setting forth in each case in comparative form the figures for the previous year, reported without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification.

                  (b) Company-Prepared Financial Statements. As soon as available, but in any event

                           (i) within 50 days after the end of each of the first three fiscal quarters, a company-prepared consolidated and consolidating balance sheet of the Consolidated Group as of the end of the quarter and related company-prepared consolidated and consolidating statements of operations, shareholders' equity and cash flows for such quarterly period and for the fiscal year to date;

                           (ii) within 30 days prior to the end of each fiscal year, an annual business plan and budget for the members of the Consolidated Group, containing, among other things, projected financial statements for the next fiscal year, in each case setting forth in comparative form the consolidated and consolidating figures for the corresponding period or periods of the preceding fiscal year or the portion of the fiscal year ending with such period, as applicable, in each case subject to normal year-end audit adjustments.

                  (c) Borrowing Base Certificate. Within 30 days after the end of each calendar month, a statement of the Borrowing Base and its components as of the end of such calendar month, in form and content satisfactory to the Administrative Agents and certified by the chief financial officer of the Domestic Borrower to be true and correct as of the date thereof (the "Borrowing Base Certificate").

         All such financial statements shall be complete and correct in all material respects (subject, in the case of interim statements, to normal year-end audit adjustments) and shall be prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, any change in the application of accounting principles as provided in
         Section 1.3(a).

         7.2      Certificates; Other Information.

         Furnish, or cause to be furnished, to the Administrative Agents and the
Lenders:

                  (a) Accountant's Certificate and Reports. Concurrently with the delivery of the financial statements referred to in subsection 7.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in the course of performing their audit, nothing came to their attention that caused them to believe the Domestic Borrower was not in compliance with the financial covenants contained in Section 7.9 below insofar as such covenants relate to accounting matters, except as specified in such certificate.

                  (b) Officer's Compliance Certificate. Concurrently with the delivery of the financial statements referred to in Sections 7.1(a) and 7.1(b) above, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge and belief, (i) the financial statements fairly present in all material respects the financial condition of the parties covered by such financial statements, (ii) during such period the Credit Parties have observed or performed in all material respects the covenants and other agreements hereunder and under the other Credit Documents relating to them, and satisfied in all material respects the conditions contained in this Credit Agreement to be observed, performed or satisfied by them, and
         (iii) such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate. Such certificate shall include the calculations required to indicate compliance with Section 7.9. A form of Officer's Certificate is attached as Schedule 7.2(b).

                  (c) Accountants' Reports. Promptly upon receipt, a copy of any final (as distinguished from a preliminary or discussion draft) "management letter" or other similar report submitted by independent accountants or financial consultants to the members of the Consolidated Group in connection with any annual, interim or special audit.

                  (d) Public Information. Within thirty days after the same are sent, copies of all reports (other than those otherwise provided pursuant to Section 7.1) and other financial information which the Domestic Borrower sends to its public stockholders, and within thirty days after the same are filed, copies of all financial statements and non-confidential reports which the Domestic Borrower may make to, or file with, the SEC.

                  (e) Other Information. Promptly, such additional financial and other information as either Administrative Agent, at the request of any Lender, may from time to time reasonably request.

         7.3      Notices.

         Give notice to the Administrative Agents (which shall promptly transmit such notice to each Lender) of:

                  (a)      Defaults. Immediately (and in any event within five
         (5) Business Days) after any Responsible Officer knows or has reason to know thereof, the occurrence of any Default or Event of Default.

                  (b) Contractual Obligations. Promptly (and in any event within ten (10) Business Days) after any Responsible Officer knows or has reason to know of the occurrence of any default or event of default under any Contractual Obligation of any member of the Consolidated Group which would reasonably be expected to have a Material Adverse Effect.

                  (c) Legal Proceedings. Promptly (and in any event within ten (10) Business Days) after any Responsible Officer knows or has reason to know of any litigation, or any investigation or proceeding (including without limitation, any environmental proceeding), or any material development in respect thereof, affecting any member of the Consolidated Group which, if adversely determined, would reasonably be expected to have a Material Adverse Effect.

                  (d) ERISA. Promptly (and in any event within thirty (30) Business Days) after any Responsible Officer knows or has reason to know of (i) any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against any of their ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which the members of the Consolidated Group or any ERISA Affiliate are required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Internal Revenue Code with respect; or (iv) any change in the funding status of any Plan that reasonably could be expected to have a Material Adverse Effect; together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Domestic Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the members of the Consolidated Group shall furnish the Administrative Agents and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Internal Revenue Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

                  (e) Canadian Pension Plans. Promptly (and in any event within 30 Business Days) after the institution of any steps by a Canadian Credit Party or any other Person to which such other Person is subject to terminate any Canadian Pension Plan, or the failure to make a required contribution to any Canadian Pension Plan if such failure is sufficient to give rise to a Lien under applicable laws and regulations, or the taking of any action with respect to such a Canadian Pension Plan which could result in the requirement that the such Person furnish a bond or other security to any applicable Governmental

         Authority or such Canadian Pension Plan, or the occurrence of any event with respect to any such Canadian Pension Plan which could result in the incurrence by such Person of any material liability, fine or penalty, or any material increase in the contingent liability of such Person with respect to any post-retirement Canadian Pension Plan benefit.

                  (f) Other. Promptly (and in any event within ten (10) Business Days), any other development or event which a Responsible Officer determines could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the relevant Credit Parties propose to take with respect thereto.

         7.4      Payment of Obligations.

         Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, in accordance with prudent business practice (subject, where applicable, to specified grace periods) all material obligations of each Credit Party of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Consolidated Group, as the case may be.

         7.5      Conduct of Business and Maintenance of Existence.

         Continue to engage in business of the same general type as conducted on the Closing Date by the Domestic Borrower and the other Credit Parties, taken as a whole, and similar or related businesses; preserve, renew and keep in full force and effect its corporate existence except as otherwise permitted by this Credit Agreement and take all reasonable action to maintain all rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect; and comply with all Contractual Obligations, its certificate of incorporation or bylaws (or other organizational or governing documents) and all Requirements of Law applicable to it except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

         7.6      Maintenance of Property; Insurance.

         Keep all material property useful and necessary in its business in reasonably good working order and condition (ordinary wear and tear excepted) except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect; maintain with financially sound and reputable insurance companies casualty, liability and such other insurance (which may include plans of self-insurance) with such coverage and deductibles, and in such



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

amounts as may be consistent with prudent business practice and in any event consistent with normal industry practice (except to any greater extent as may be required by the terms of any of the other Credit Documents); and furnish to either Administrative Agent or the Collateral Agent, upon written request, full information as to the insurance carried.

         7.7      Inspection of Property; Books and Records; Discussions.

         Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice to a Responsible Officer by the Domestic Administrative Agent, the Domestic Administrative Agent, and its representatives, to visit and inspect any of its properties and examine and make abstracts (including photocopies) from any of its books and records (other than materials protected by the attorney-client privilege and materials which the Credit Parties may not disclose without violation of a confidentiality obligation binding upon them) and to discuss the business, operations, properties and financial and other condition of the Credit Parties with officers and employees of any Borrower and, so long as any discussion takes place in the presence of a Responsible Officer, with officers and employees of the Credit Parties and with any Borrower's independent certified public accountants. The cost of the inspection referred to in the preceding sentence shall be for the account of the Lenders unless an Event of Default has occurred and is continuing, in which case the cost of such inspection shall be for the account of the Credit Parties. The Credit Parties agree that the Domestic Administrative Agent, on behalf of the Lenders, and its representatives (including representatives of the Lenders), may conduct an annual audit of the inventory and receivables of the Credit Parties, at the expense of the Borrowers.

         7.8      Environmental Laws.

         (a) Comply in all material respects with, and take reasonable actions to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and take reasonable actions to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect; and

         (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the failure to do or the pendency of such proceedings would not reasonably be expected to have a Material Adverse Effect.

         7.9      Financial Covenants.

         Comply with the following financial covenants (each of which shall be computed in accordance with Section 1.3(b), to the extent applicable):

         (a) Consolidated Total Leverage Ratio. As of the end of each fiscal quarter of the members of the Consolidated Group, the Consolidated Total Leverage Ratio shall not be greater than 4.0:1.0.

         (b) Consolidated Senior Leverage Ratio. As of the end of each fiscal quarter of the members of the Consolidated Group, the Consolidated Senior Leverage Ratio shall not be greater than 2.5:1.0.

         (c) Consolidated Net Worth. As of the end of each fiscal quarter of the members of the Consolidated Group, Consolidated Net Worth shall be not less than the sum of US$96,227,000 plus on the last day of each fiscal quarter to end after March 31, 1999, seventy-five percent (75%) of Consolidated Net Income for the fiscal quarter (but not less than zero), such increases to be cumulative, plus one hundred percent (100%) of any increases in Consolidated Net Worth resulting from Equity Transactions occurring after the Closing Date.

         (d) Consolidated Fixed Charge Coverage Ratio. As of the end of each fiscal quarter of the members of the Consolidated Group, the Consolidated Fixed Charge Coverage Ratio shall not be less than 1.75:1.0.

         (e) Consolidated Rent Expense. Consolidated Rent Expense for any fiscal year shall not exceed three percent (3%) of revenues of the Consolidated Group determined on a consolidated basis in accordance with GAAP.

         (e) Consolidated Capital Expenditures. Consolidated Capital Expenditures for any fiscal year shall not exceed an amount equal to the greater of (a) five percent (5%) of revenues of the Consolidated Group determined on a consolidated basis in accordance with GAAP for such fiscal year or (b) US$25,000,000.

         7.10     Administrative Fees.

         Pay to each Administrative Agent the Administrative Agent's Fees and comply with the other agreements provided for in the Administrative Agent's Fee Letter.

         7.11     Additional Guaranties and Stock Pledges.

         (a) Domestic Subsidiaries. Where Domestic Subsidiaries which are not Domestic Guarantors (the "Non-Guarantor Domestic Subsidiaries") shall at any time (the "Domestic Threshold Requirement"):

                  (i) in any instance for any such Non-Guarantor Domestic Subsidiary, constitute more than five percent (5%) of consolidated assets for the Consolidated Group as of the end of the immediately preceding fiscal quarter or generate more than five percent (5%) of consolidated revenues for the Consolidated Group for the period of four consecutive fiscal quarters ending as of the end of the immediately preceding fiscal quarter, or

                  (ii) in the aggregate for all such Non-Guarantor Domestic Subsidiaries, constitute more than ten percent (10%) of consolidated assets for the Consolidated Group as of the end of the immediately preceding fiscal quarter or generate more than ten percent (10%) of consolidated revenues for the Consolidated Group for the period of four consecutive fiscal quarters ending as of the end of the immediately preceding fiscal quarter, then the Domestic Borrower shall (i) notify the Domestic Administrative Agent thereof within 10 days after a Responsible Officer has knowledge thereof, and
(ii) within 45 days thereafter, (A) cause each such Domestic Subsidiary to become a Domestic Guarantor by execution of a Joinder Agreement, such that immediately after joinder as a Domestic Guarantor, the remaining Non-Guarantor Domestic Subsidiaries shall not in any instance, or collectively, exceed the Domestic Threshold Requirement, (B) deliver with the Joinder Agreement such supporting resolutions, incumbency certificates, corporate formation and organizational documentation and opinions of counsel as the Domestic Administrative Agent may reasonably request, and (C) deliver stock certificates and related pledge agreements or pledge joinder agreements evidencing the pledge of 100% of the capital stock of each Domestic Subsidiary (whether or not it is a Guarantor) of the Domestic Borrower and 66% (or such greater percentage which would not result in material adverse tax consequences) of the issued and outstanding capital stock entitled to vote (within the meaning of Treas. Reg.
Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Foreign Subsidiary (including Canadian Subsidiaries) directly owned by each such Domestic Subsidiary to secure the obligations of the Domestic Guarantors under the Credit Documents, together with undated stock transfer powers executed in blank.

         (b) Canadian Subsidiaries. Where Canadian Subsidiaries which are not Canadian Guarantors (the "Non-Guarantor Canadian Subsidiaries") shall at any time (the "Canadian Threshold Requirement"):

                  (i) in any instance for any such Non-Guarantor Canadian Subsidiary, constitute more than five percent (5%) of consolidated assets for the Consolidated Group as of the end of the immediately preceding fiscal quarter or generate more than five percent (5%) of consolidated revenues for the Consolidated Group for the period of four consecutive fiscal quarters ending as of the end of the immediately preceding fiscal quarter, or

                  (ii) in the aggregate for all such Non-Guarantor Canadian Subsidiaries, constitute more than ten percent (10%) of consolidated assets for the Consolidated Group as of the end of the immediately preceding fiscal quarter or generate more than ten percent (10%) of consolidated revenues for the Consolidated Group for the period of four consecutive fiscal quarters ending as of the end of the immediately preceding fiscal quarter, then the Canadian Borrower shall (i) notify the Administrative Agents thereof within 10 days after a Responsible Officer has knowledge thereof, and (ii) within 45 days thereafter, (A) cause each such Canadian Subsidiary to become a Canadian Guarantor (subject, in the case of any Canadian Non-Guarantor Subsidiary which is an Ontario corporation, to the limitations set forth in
Section 4.1(a)(ii)) (and, so long as no adverse tax consequences in the reasonable determination of the Domestic Borrower would be created thereby, cause each such Canadian Subsidiary to become a Domestic Guarantor) by execution of a Joinder Agreement, such that immediately after joinder as a Canadian Guarantor, the remaining Non-Guarantor Canadian Subsidiaries shall not in any instance, or collectively, exceed the Canadian Threshold Requirement, (B) deliver with the Joinder Agreement such supporting resolutions, incumbency certificates, corporate formation and organizational documentation and opinions of counsel as the Administrative Agents may reasonably request, and (C) deliver stock certificates and related pledge agreements or pledge joinder agreements evidencing the pledge of (I) 66% (or such greater percentage which would not result in material adverse tax consequences) of the issued and outstanding capital stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each direct Canadian Subsidiary of a Domestic Credit Party to secure the obligations of the Domestic Guarantors under the Credit Documents, (II) 34% (or the percentage not pledged pursuant to the foregoing clause (I), if less) of the of the issued and outstanding capital stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each direct Canadian Subsidiary of a Domestic Credit Party to secure the obligations of the Canadian Guarantors under the Credit Documents, and (III) 100% of the of the issued and outstanding capital stock of each Foreign Subsidiary (including Canadian Subsidiaries) directly or indirectly owned by each such Canadian Subsidiary to secure the obligations of the Canadian Guarantors under the Credit Documents, in each case together with undated stock transfer powers executed in blank and other ancillary documents reasonably requested by the Collateral Agent.

         (c) Other Foreign Subsidiaries. Where Foreign Subsidiaries (other than Canadian Subsidiaries) shall at any time in the aggregate generate more than ten percent (10%) of consolidated revenues for the Consolidated Group for the period of four consecutive fiscal quarters ending as of the end of the immediately preceding fiscal quarter or more than ten percent (10%) of Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of the end of the immediately preceding fiscal quarter, then the Domestic Borrower shall (a) notify the Domestic Administrative Agent thereof within 10 days after a Responsible Officer has knowledge thereof, and (b) within 45 days thereafter, cause (i) delivery of supporting resolutions, incumbency certificates, corporation formation and organizational documentation and opinions



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

of counsel as the Administrative Agents may reasonably request, and (ii) delivery of stock certificates (where required for perfection under local law) and a related pledge agreement or pledge joinder agreement evidencing the pledge of (I) 66% (or such greater percentage which would not result in material adverse tax consequences) of the issued and outstanding capital stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Foreign Subsidiary (other than Canadian Subsidiaries) directly owned by a Domestic Credit Party to secure the obligations of the Domestic Guarantors under the Credit Documents, (II) 34% (or the percentage not pledged pursuant to the foregoing clause (I), if less) of the of the issued and outstanding capital stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Foreign Subsidiary (other than Canadian Subsidiaries) directly owned by a Domestic Credit Party to secure the obligations of the Canadian Guarantors under the Credit Documents, and (III) 100% of the of the issued and outstanding capital stock of each other Foreign Subsidiary (other than Canadian Subsidiaries) to secure the obligations of the Canadian Guarantors under the Credit Documents, in each case together with undated stock transfer powers executed in blank and other ancillary documents reasonably requested by the Collateral Agent.

         (d) Guaranties Given in respect of Other Indebtedness. Notwithstanding anything to the contrary contained herein, the Domestic Borrower will promptly provide, or cause to be provided, to the Administrative Agents, appropriate Joinder Agreements in respect of the obligations of the Domestic Guarantors and the Canadian Guarantors under the Credit Documents from any Subsidiary or Affiliate which shall give a guaranty in respect of the Senior Subordinated Notes, together with the other items referenced in subsections (a) or (b) above, as appropriate.

         7.12     Ownership of Subsidiaries.

         Except to the extent otherwise permitted in Section 8.6, the Domestic Borrower shall, directly or indirectly, own at all times 100% of the Voting Stock of each of its Subsidiaries.

         7.13     Use of Proceeds.

         Extensions of Credit will be used solely for the purposes provided in
Section 6.15.

         7.14     Year 2000 Compatibility.

         Take all action reasonably necessary to assure that its computer based systems are Year 2000 Compliant (within the meaning of Section 6.17), except to the extent that a failure to do so would not have a Material Adverse Effect, and, at the reasonable request of either Administrative Agent or the Required Lenders, provide evidence to the Lenders that it is taking such action.



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         7.15     Canadian Pension Plans.

         Maintain and cause each Canadian Credit Party to maintain each Canadian Pension Plan to which it is subject in compliance with all applicable requirements of law and regulations, except to the extent the failure to do so would not be reasonably expected to have a Material Adverse Effect.


                                    SECTION 8
                               NEGATIVE COVENANTS

         Each of the Credit Parties covenants and agrees that on the Closing Date, and so long as this Credit Agreement is in effect and until the Commitments have been terminated, no Obligations remain outstanding and all amounts owing hereunder or in connection herewith, have been paid in full, no member of the Consolidated Group shall (without the prior written consent of the Required Lenders):

         8.1      Indebtedness.

         Contract, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness arising or existing under this Credit Agreement and the other Credit Documents;

                  (b) Indebtedness set forth in Schedule 8.1, and renewals, refinancings and extensions thereof on terms and conditions consistent with then prevailing market standards for such existing Indebtedness;

                  (c) Capital Lease Obligations and Indebtedness incurred, in each case, to provide all or a portion of the purchase price or costs of construction of an asset or, in the case of a sale/leaseback transaction as described in Section 8.9, to finance the value of such asset owned by a member of the Consolidated Group, provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset or, in the case of a sale/leaseback transaction, the fair market value of such asset, (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing, and (iii) the aggregate amount of Capital Lease Obligations shall not exceed US$10 million at any time outstanding and the total amount of all such Indebtedness shall not exceed US$25 million at any time outstanding;

                  (d) Indebtedness and obligations owing under interest rate protection agreements relating to the Obligations hereunder and under interest rate, commodities and foreign currency exchange protection agreements entered into in the ordinary course of business to manage existing or anticipated risks and not for speculative purposes;



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

                  (e) unsecured intercompany Indebtedness owing by a member of the Consolidated Group to another members of the Consolidated Group (subject, however, to the limitations of Section 8.5 in the case of the member of the Consolidated Group extending the intercompany loan, advance or credit);

                  (f) Subordinated Debt of the Domestic Borrower consisting of

                           (i)      the Senior Subordinated Notes in an
                  aggregate principal amount of up to US$125 million (and renewals, refinancing and refundings of the then outstanding principal amount the terms of subordination of which shall be identical in all material respects to the terms of subordination under the Senior Subordinated Notes (and the indenture relating thereto) and on other terms and conditions no less favorable to the Lenders than the terms and conditions contained in the Senior Subordinated Notes (and the indenture relating thereto); and

                           (ii) other Subordinated Debt, provided that (A) the Domestic Borrower shall demonstrate it will be in compliance with the financial covenants in Section 7.9 after giving effect thereto on a Pro Forma Basis, and (B) no Default or Event of Default shall exist after giving effect thereto;

                  (g) Indebtedness in respect of financed insurance premium obligations;

                  (h) purchase money Indebtedness (including Capital Lease Obligations) assumed in connection with the Permitted Acquisitions in an aggregate principal amount not to exceed US$15,000,000 at any time outstanding;

                  (i) seller financing obligations incurred in connection with the Permitted Acquisitions in an aggregate principal amount not to exceed an amount equal to ten percent (10%) of Consolidated Net Worth as of the end of the immediately preceding fiscal quarter;

                  (j) Indebtedness of Canadian Subsidiaries of up to US$10 million in the aggregate owing under a Canadian working capital credit facility extended by one or more Canadian lenders, secured by personal property of the Canadian Subsidiaries, guaranteed by the Domestic Borrower and the Canadian Subsidiaries (but not the Domestic Subsidiaries), and extensions and renewals thereof;

                  (k) other unsecured Indebtedness of any of the Credit Parties of up to US$2,500,000 in the aggregate at any time outstanding;

                  (l) Support Obligations of Indebtedness permitted under this Section 8.1; provided that any Support Obligations given in support of Subordinated Debt shall be



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

         subordinated on the same basis as the Subordinated Debt which is the subject thereof and Support Obligations given in support of the Canadian credit facility referenced under clause (j) hereof shall be limited as provided therein; and

                  (m) other Indebtedness consented to in writing by the Required Lenders (provided that if the aggregate principal amount of such Indebtedness equals or exceeds US$25,000,000, the Required Lenders shall determine whether or not the instrument evidencing such Indebtedness shall specifically designate that such Indebtedness is "Designated Senior Debt" (as such term is defined in the Senior Subordinated Notes)).

         8.2      Liens.

         Contract, create, incur, assume or permit to exist any Lien with respect to any of their respective property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

         8.3      Consolidation, Merger, Amalgamation Divestiture, etc.

                  (a) Enter into a transaction of merger, amalgamation or consolidation, except

                           (i) a member of the Consolidated Group may be a party to a transaction of merger, amalgamation or consolidation with another member of the Consolidated Group, provided that (A) if the Domestic Borrower is a party thereto, it shall be the surviving corporation, (B) if a Domestic Guarantor is a party thereto and the Domestic Borrower is not a party thereto, a Domestic Guarantor shall be the surviving corporation or the surviving corporation shall be a Domestic Subsidiary and shall become a Domestic Guarantor hereunder pursuant to Section 7.11 concurrently therewith, (C) if a Canadian Borrower is a party thereto and a Domestic Credit Party is not a party thereto, a Canadian Borrower shall be the surviving corporation, (D) if a Canadian Guarantor is a party thereto and neither a Canadian Borrower nor a Domestic Credit Party is a party thereto, a Canadian Guarantor shall be the surviving corporation or the surviving corporation shall be a Canadian Subsidiary and shall become a Canadian Guarantor hereunder pursuant to Section 7.11 concurrently therewith, and (E) no Default or Event of Default shall exist either immediately prior to or immediately after giving effect thereto; and

                           (ii) a member of the Consolidated Group (other than the Domestic Borrower) may be a party to a transaction of merger, amalgamation or consolidation with any other Person in connection with an Acquisition permitted under Section 8.4 and a Divestiture permitted under Section 8.3(b), provided that, in connection with an Acquisition, the provisions of Section 7.11 regarding joinder of certain Subsidiaries as Additional Credit Parties hereunder shall be complied with.

                  (b)      Make any Divestiture which:



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                           (i)      in any instance (including any series of
         related transactions comprising a Divestiture) shall be of Property (or of a Person owning Property) constituting more than five percent (5%) of consolidated assets at the end of the immediately preceding fiscal year or generating more than five percent (5%) of Consolidated Net Income for the immediately preceding fiscal year, or

                           (ii) in the aggregate in any fiscal year shall be of Property (or of a Person owning Property) constituting more than ten percent (10%) of consolidated assets at the end of the immediately preceding fiscal year or generating more than ten percent (10%) Consolidated Net Income for the immediately preceding fiscal year;

         provided in the case of any Divestiture permitted under subsections (i) and (ii) above, that no Default of Event of Default would exist after giving effect thereto, determined in the case of financial covenant compliance on a Pro Forma Basis and as otherwise set forth in Section 1.3(b).

                  (c) In the case of the Domestic Borrower, liquidate, wind-up or dissolve, whether voluntarily or involuntarily (or suffer to permit any such liquidation or dissolution).

         Any consent of the Required Lenders requested by the Domestic Borrower under this Section 8.3 shall not be arbitrarily withheld or unreasonably delayed.

         8.4      Acquisitions.

         Make any Acquisition, unless

                  (a) in respect of any such Acquisition, total cash consideration shall not exceed an amount equal to thirty percent (30%) of Consolidated EBITDA on a Pro Forma Basis for the immediately preceding fiscal year;

                  (b) in respect of all such Acquisitions in any fiscal year, total cash consideration shall not exceed an amount equal to sixty percent (60%) of Consolidated EBITDA on a Pro Forma Basis for the immediately preceding fiscal year;

                  (c) the Board of Directors of the Person which is, or whose Property is, the subject of the Acquisition shall have approved the Acquisition; and

                  (d) no Default or Event of Default would exist after giving effect thereto, determined in the case of financial covenant compliance on a Pro Forma Basis and as otherwise set forth in Section 1.3(b).

         Any consent of the Required Lenders requested by the Domestic Borrower under this Section 8.4 shall not be arbitrarily withheld or unreasonably delayed.



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         8.5      Investments.

         Make any Investment in any Person except for Permitted Investments.

         8.6      Ownership of Equity Interests.

         Issue, sell, transfer, pledge or otherwise dispose of any partnership interests, shares of capital stock or other equity or ownership interests ("Equity Interests") in any member of the Consolidated Group, except (i) issuance, sale or transfer of Equity Interests to a Credit Party by a Subsidiary of such Credit Party, (ii) in connection with a transaction permitted by Sections 8.3, 8.4 or 8.5, (iii) as needed to qualify directors under applicable law and (iv) dispositions of Permitted Investments (other than Investments by a Credit Party in another Credit Party).

         8.7      Fiscal Year.

         Change its fiscal year from a December 31 fiscal year end.

         8.8      Restricted Payments.

         Make or permit any Restricted Payments.

         8.9      Sale Leasebacks.

         Except as permitted pursuant to Section 8.1(c), directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property, whether now owned or hereafter acquired, (i) which such Person has sold or transferred or is to sell or transfer to any other Person other than a Credit Party or (ii) which such Person intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by such Person to any other Person in connection with such lease.

         8.10     No Further Negative Pledges.

         Except with respect to (i) prohibitions against other encumbrances on specific Property encumbered to secure payment of particular Indebtedness (which Indebtedness relates solely to such specific Property, and improvements and accretions thereto, and is otherwise permitted hereby) and (ii) the Senior Subordinated Notes, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation.

         8.11     Modifications and Payments in respect of Subordinated Debt.



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                  (a)      Amend or modify (or consent to, permit or acquiesce
         to the amendment or modification of) the Subordinated Debt if the effect thereof would be to (A) increase the interest rate on the Subordinated Debt; (B) change the dates upon which payments of principal or interest are due on the Subordinated Debt other than to extend such dates; (C) change any default or event of default other than to delete or make any default provision therein less restrictive;
         (D) change or add any covenant with respect thereto other than to make any covenant less restrictive; or (E) change the redemption or prepayment provisions thereof other than to extend the dates therefor or to reduce the premiums payable in connection therewith, in each case without the prior written consent of the Required Lenders; provided, however, that nothing contained in this Section 8.11(a) or elsewhere in this Agreement shall be construed to require the consent of Required Lenders to any waiver by the holders of Subordinated Debt of any default or event of default under the Subordinated Debt documents or of any of the rights and remedies of the holders of Subordinated Debt thereunder;

                  (b) Make any payment in contravention of the terms of any Subordinated Debt; or

                  (c) Except in connection with a refinancing or refunding permitted hereunder, make any prepayment, redemption, defeasance or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of any Subordinated Debt, other than regularly scheduled payments of principal and interest on such Subordinated Debt, without the prior written consent of the Required Lenders hereunder.

         8.12     Limitations on Transactions with Affiliates.

                  (a) Directly or indirectly enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any Property or the rendering of any service) with, or for the benefit of, any of its Affiliates (each an "Affiliate Transaction"), other than (x) Affiliate Transactions permitted under paragraph (b) below and (y) Affiliate Transactions on terms that are no less favorable than those that might reasonably have been obtained in a comparable transaction at such time on an arm's-length basis from a Person that is not an Affiliate of the Domestic Borrower or other member of the Consolidated Group.

                  All Affiliate Transactions (and each series of related Affiliate Transactions which are similar or part of a common plan) involving aggregate payments or other Property with a fair market value in excess of US$2,000,000 shall be approved by the Board of Directors of the respective member of the Consolidated Group, as the case may be, such approval to be evidenced by a Board Resolution stating that such Board of Directors has determined that such transaction complies with the foregoing provisions. If a member of the Consolidated Group enters into an Affiliate Transaction (or a series of related Affiliate


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

         Transactions related to a common plan) that involves an aggregate fair market value of more than US$5,000,000, the Domestic Borrower or other member of the Consolidated Group, as the case may be, shall, prior to the consummation thereof, obtain a favorable opinion as to the fairness of such transaction or series of related transactions to the Domestic Borrower or other relevant member of the Consolidated Group, as the case may be, from a financial point of view, from an Independent Financial Advisor and file the same with the Administrative Agents.

                  (b) The restrictions set forth in the first paragraph of this covenant shall not apply to:

                           (1) reasonable fees and compensation (including severance payments and compensation in the form of securities) and customary expense, reimbursement paid to and indemnity and reimbursement provided on behalf of, officers, directors, employees or consultants of the Domestic Borrower or any member of the Consolidated Group as determined in good faith by the Domestic Borrower's Board of Directors or senior management;

                           (2) transactions exclusively between or among the Domestic Borrower or any of the members of the Consolidated Group or exclusively between or among such members of the Consolidated Group, provided such transactions are not otherwise prohibited hereunder;

                           (3) transactions pursuant to or contemplated by any agreement as in effect as of the date of Amendment No. 3 (being April 6, 1999) or any amendment thereto or any replacement agreement so long as any such amendment or replacement agreement is not more disadvantageous to the Lenders hereunder in any material respect than the original agreement as in effect on the date of Amendment No. 3 (being April 6, 1999);

                           (4) loans and advances to employees or officers which constitute Permitted Investments hereunder; and

                           (5)      Restricted Payments permitted hereunder.


                                    SECTION 9
                                EVENTS OF DEFAULT

         9.1      Events of Default.

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):



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        (a)       Payment.  Any Credit Party shall

                  (i) default in the payment when due of any principal of any of the Loans, or

                  (ii)     default, and such default shall continue for three
         (3) or more Business Days, in the payment when due of any reimbursement obligations under Letters of Credit or Bankers' Acceptances, or of any interest on the Loans or on any reimbursement obligations under Letters of Credit or Bankers' Acceptances, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

         (b) Representations. Any representation, warranty or statement made or deemed to be made herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was made or deemed to have been made (other than those which are untrue solely as a result of changes permitted by this Agreement); or

         (c)      Covenants.

                  (i) Default in the due performance or observance of any term, covenant or agreement contained in Section 7.3(a), 7.9, 7.11,
         7.13 or 8.1 through 8.12, inclusive; or

                  (ii) Default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b) or (c)(i) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 30 days after the earlier of a Responsible Officer becoming aware of such default or notice thereof by the Administrative Agent; or

         (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any material term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any), or (ii) except as to any Credit Party which is dissolved, released or merged or consolidated out of existence as the result of or in connection with a dissolution, merger or disposition permitted by Section 8.3 or Section 8.4, any Credit Document shall fail to be in full force and effect or to give the Administrative Agents and/or the Lenders any material part of the Liens, rights, powers and privileges purported to be created thereby; or

         (e) Guaranties. Except as to any Credit Party which is dissolved, released or merged or consolidated out of existence as the result of or in connection with a dissolution, merger or disposition permitted by Section 8.3 or
Section 8.4, the guaranty given by any Guarantor hereunder or any material provision thereof shall cease to be in full force and effect, or any Guarantor hereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

         (f) Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to any Material Credit Party; or

         (g) Defaults under Other Agreements. With respect to any Indebtedness (other than Indebtedness outstanding under this Credit Agreement) in excess of US$3,000,000 in the aggregate for the Consolidated Group taken as a whole, (A) (1) any Material Credit Party shall default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (2) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

         (h) Judgments. Any Material Credit Party shall fail within 30 days of the date due and payable to pay, bond or otherwise discharge any judgment, settlement or order for the payment of money which judgment, settlement or order, when aggregated with all other such judgments, settlements or orders due and unpaid at such time, exceeds US$3,000,000, and which is not stayed on appeal (or for which no motion for stay is pending) or is not otherwise being executed; or

         (i) ERISA. Any of the following events or conditions, if such event or condition could reasonably be expected to have a Material Adverse
Effect: (1) any "accumulated funding deficiency," as such term is defined in
Section 302 of ERISA and Section 412 of the Internal Revenue Code, whether or not waived, shall exist with respect to any Plan, or any Lien shall arise on the assets of a member of the Consolidated Group or any ERISA Affiliate in favor of the PBGC or a Plan; (2) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Domestic Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (3) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Domestic Administrative Agent, likely to result in (i) the termination of such Plan for purposes of Title IV of ERISA, or (ii) a member of the Consolidated Group or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency of (within the meaning of Section 4245 of ERISA) such Plan; or (4) any prohibited transaction (within the meaning of
Section 406 of ERISA or Section 4975 of the Internal Revenue Code) or breach of fiduciary responsibility shall occur which may subject a member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Internal



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Revenue Code, or under any agreement or other instrument pursuant to which a member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

         (j) Canadian Pension Laws. Any of the following events or conditions, if such event or condition could reasonably be expected to have a Material Adverse Effect: (1) the filing of a notice of intent to terminate or wind-up any Canadian Pension Plan by a Canadian Credit Party; the institution of proceedings to terminate, in whole or in part, a Canadian Pension Plan by any applicable Governmental Authority; (2) a "solvency deficiency" exists under any Canadian Pension Plan; (3) the withdrawal by a Canadian Credit Party from a multi-employer Canadian Pension Plan; (4) the failure of a Canadian Credit Party to make a required contribution to any Canadian Pension Plan, including, but not limited to, any failure to pay any amount sufficient to give rise to liability or constitute a material offense under any Canadian Pension Law; (5) the occurrence of any other event with respect to any Canadian Pension Plan which could result in the incurrence by a Canadian Credit Party of any material liability, fine or penalty, including, but not limited to, liability pursuant to any Canadian Pension Law; (6) the establishment of a new Canadian Pension Plan or an amendment to any existing Canadian Pension Plan which will result in a material increase in contributions or benefits under such Canadian Pension Plan or the incurrence of any material increase in the liability of a Canadian Credit Party with respect to any Canadian Pension Plan; or (7) the occurrence of any event that constitutes a material breach of the terms of any Canadian Pension Plan or a material breach of any Canadian Pension Law with respect to any Canadian Pension Plan.

         (k)      Subordinated Debt. Any Governmental Authority determines that
(i) the Obligations do not constitute Senior Debt (as defined in the indenture governing the Senior Subordinated Notes) or (ii) the obligations of the Credit Parties with respect to the Senior Subordinated Notes are not fully subordinate to the repayment of the Obligations and all other amounts owing under the Credit Documents.

         (l)      Ownership. There shall occur a Change of Control.

         9.2      Acceleration; Remedies.

         Upon the occurrence and during the continuation of an Event of Default, the Domestic Administrative Agent shall, upon the request and direction of the Required Lenders, by written notice to the Credit Parties take any of the following actions without prejudice to the rights of the Agents or any Lender to enforce its claims against the Credit Parties, except as expressly provided for herein:

                  (i) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

                  (ii) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters



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         of Credit and Bankers' Acceptances (based on the maximum face amount of
         LOC Obligations and BA Obligations, respectively, then outstanding) and any and all other indebtedness or obligations of any and every kind owing by the Credit Parties to the Administrative Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each of the Credit Parties.

                  (iii) Cash Collateral. Direct the Borrowers to pay (and each Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), it will immediately pay) to the respective Administrative Agent additional cash, to be held by such Administrative Agent, for the benefit of the respective Lenders, in a cash collateral account as additional security for (i) LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits and
         (ii) BA Obligations in respect of subsequent maturities under all then outstanding Bankers' Acceptances in an amount equal to the maximum aggregate amount of all BA Obligations.

                  (iv) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents and all rights of set-off.

Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations under Letters of Credit and Bankers' Acceptances, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to any Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without presentment, demand, protest or the giving of any notice or other action by any Agent or the Lenders, all of which are hereby waived by the Credit Parties.

         9.3 Conversion and Redenomination of Certain Loans; Purchase of Risk Participation.

                  (a) Conversion and Redenomination. Notwithstanding anything herein to the contrary, upon the termination of Commitments hereunder following the occurrence of an Event of Default (a "Commitment Termination Event"), (i) all outstanding Loans denominated in foreign currency (including Canadian Dollars) or bearing interest at a rate other than the Base Rate shall be redenominated and/or converted into Base Rate Loans denominated in U.S. Dollars, and (ii) all BA Obligations and other obligations, if any, denominated in foreign currency (including Canadian Dollars) shall be redenominated into U.S. Dollars, in each case on and with effect from the soonest practicable date following the Commitment Termination Event as determined by the respective Administrative Agents (the "Conversion Date") and at the exchange rate in effect as of such Conversion Date as determined by the respective Administrative Agents. The Borrowers hereby agree to pay to the Administrative Agents, for the pro rata benefit of the respective Lenders, on the Conversion Date any break-funding amounts owing pursuant to Section 3.11 as a result of any such conversion occurring prior to the end of an Interest Period or



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the term of any Bankers' Acceptance. The Administrative Agent(s) will promptly notify the respective Borrowers and the Lenders of any such redenomination and conversion following a Commitment Termination Event.

                  (b) Purchase of Risk Participations. Each Lender hereby agrees that it shall forthwith purchase, as of the Conversion Date (but adjusted for any payments received from a Borrower on or after such date and prior to such purchase), from the other Lenders such Participation Interests in the outstanding Obligations hereunder (whether or not such Obligations have been redenominated or converted pursuant to subsection 9.3(a)) as shall be necessary to cause each such Lender to share in all such Obligations ratably based on its share of Obligations (including Participation Interests therein), provided that
(i) all interest and fees payable on Obligations shall be for the account of the Lender that originally extended such Obligation until the date as of which the respective Participation Interest is funded, and (ii) if any purchase of a Participation Interest required hereunder is not made on the Conversion Date, then at the time such purchase is actually made the purchasing Lender shall be required to pay to the selling Lender, to the extent not paid to such selling Lender by the applicable Borrower in accordance with the terms of this Credit Agreement, interest on the principal amount of the Participation Interest purchased for each day from and including the day upon which such purchase of the Participation Interest would otherwise have occurred to but excluding the date of the actual payment for the purchase of such Participation Interest, at a rate equal to the Federal Funds Rate.


                                   SECTION 10
                                AGENCY PROVISIONS

         10.1     Appointment.

         The Lenders hereby designate and appoint Bank of America, N.A., as Domestic Administrative Agent and as Collateral Agent, and Bank of America Canada, as Canadian Administrative Agent, in each case, of the Lenders to act as specified herein and the other Credit Documents, and each of the Lenders hereby authorizes the Agents to take such action on their behalf under the provisions of this Credit Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to such Agents by the terms hereof and of the other Credit Documents, together with such other powers as are reasonably incidental thereto. Each of the Lenders further directs and authorizes the Administrative Agents and the Collateral Agent to execute releases (or similar agreements) to give effect to the provisions of this Credit Agreement and the other Credit Documents, including specifically, without limitation, in connection with a Divestiture consented to or permitted pursuant to the provisions of Section 8.3 or a sale, lease, transfer or other disposition of Property not prohibited by this Credit Agreement. Notwithstanding any provision to the contrary elsewhere herein and in the other Credit Documents, the Agents shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any of the other Credit Documents, or shall otherwise exist against the Agents. The



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provisions of this Section 10 are solely for the benefit of the Agents and the
Lenders, and none of the Credit Parties shall have any rights as a third party beneficiary of the provisions hereof (other than as set forth in the second sentence hereof). In performing their functions and duties under this Credit Agreement and the other Credit Documents, each Agent shall act solely as Agent of the Lenders and do not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for any Credit Party or any of their respective Affiliates.

         10.2     Delegation of Duties.

         Each Agent may execute any of its duties hereunder or under the other Credit Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         10.3     Exculpatory Provisions.

         No Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by them or such Person under or in connection herewith or in connection with any of the other Credit Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any of the Credit Parties contained herein or in any of the other Credit Documents or in any certificate, report, document, financial statement or other written or oral statement referred to or provided for in, or received by such Agent under or in connection herewith or in connection with the other Credit Documents, or the enforceability or sufficiency therefor of any of the other Credit Documents, or for any failure of any Credit Party to perform its obligations hereunder or thereunder. No Agent shall be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectability or sufficiency of this Credit Agreement, or any of the other Credit Documents or for any representations, warranties, recitals or statements made herein or therein or made by any Borrower or any other Credit Party in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made available by such Agent to the Lenders or by or on behalf of the Credit Parties to such Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loans or the use of the Letters of Credit or Bankers' Acceptances or of the existence or possible existence of any Default or Event of Default or to inspect the properties, books or records of the Credit Parties or any of their respective Affiliates.

         10.4     Reliance on Communications.

         Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and



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upon advice and statements of legal counsel (including, without limitation, counsel to any of the Credit Parties, independent accountants and other experts selected by the such Agent with reasonable care). Each Agent may deem and treat the Lenders as the owners of their respective interests hereunder for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the appropriate Administrative Agent in accordance with Section 11.3(b). Each Agent shall be fully justified in failing or refusing to take any action under this Credit Agreement or under any of the other Credit Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or under any of the other Credit Documents in accordance with a request of the Required Lenders (or to the extent specifically provided in Section 11.6, all the Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders (including their successors and assigns).

         10.5     Notice of Default.

         No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent has received notice from a Lender or a Credit Party referring to the Credit Document, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that such Agent receives such a notice, such Agent shall give prompt notice thereof to the other Agents and to the Lenders. The Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders.

         10.6     Non-Reliance on Administrative Agent and Other Lenders.

         Each Lender expressly acknowledges that neither any Agent nor any officers, directors, employees, agents, attorneys-in-fact or affiliates of any Agent has made any representations or warranties to it and that no act by the Agents or any affiliate thereof hereinafter taken, including any review of the affairs of any Credit Party or any of their respective Affiliates, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrowers, the other Credit Parties or their respective Affiliates and made its own decision to make its Revolving Loans hereunder and other financial accommodations hereunder and enter into this Credit Agreement. Each Lender also represents that it will, independently and without reliance upon the Agents or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement, and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Borrowers, the other




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Credit Parties and their respective Affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agents hereunder, the Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial or other conditions, prospects or creditworthiness of the Borrowers, the other Credit Parties or any of their respective Affiliates which may come into the possession of the Agents or any of their officers, directors, employees, agents, attorneys-in-fact or affiliates.

         10.7     Indemnification.

         The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Commitments (or if the Commitments have expired or been terminated, in accordance with the respective principal amounts of outstanding Obligations and Participation Interests of the Lenders), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including without limitation at any time following the final payment of all of the obligations of the Borrowers hereunder and under the other Credit Documents) be imposed on, incurred by or asserted against such Agent in its capacity as such in any way relating to or arising out of this Credit Agreement or the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of such Agent. If any indemnity furnished to an Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this Section shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

         10.8     Administrative Agent in its Individual Capacity.

         The Agents and their affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers, their Subsidiaries or their respective Affiliates as though the Agents were not the Agents hereunder. With respect to the Loans made by and all obligations of the Borrowers hereunder and under the other Credit Documents, the Agents shall have the same rights and powers under this Credit Agreement as any Lender and may exercise the same as though it were not an Agent hereunder, and the terms "Lender" and "Lenders" shall include the Agents in their individual capacity.



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         10.9     Successor Administrative Agent.

         Any Agent may, at any time, resign upon 20 days' written notice to the Lenders, and may be removed, upon show of cause, by the Required Lenders upon 30 days' written notice to such Agent. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the notice of resignation or notice of removal, as appropriate, then the retiring Agent shall select a successor Agent provided that (a) in the case of the Domestic Administrative Agent or the Collateral Agent, such successor is a Domestic Lender hereunder or a commercial bank organized under the laws of the United States of America or of any State thereof and has a combined capital and surplus of at least US$400,000,000 and (b) in the case of the Canadian Administrative Agent, such successor is a Canadian Lender hereunder or a commercial bank organized under the laws of Canada and has a combined capital and surplus of at least CD$200,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent, as appropriate, under this Credit Agreement and the other Credit Documents, and the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Credit Agreement.


                                   SECTION 11
                                  MISCELLANEOUS

         11.1     Notices.

         Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (i) when delivered, (ii) when transmitted via telecopy (or other facsimile device) to the number set out below, (iii) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (iv) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of a Borrower, the Guarantors and the Agents, set forth below, and, in the case of the Lenders, set forth on Schedule 11.1, or at such other address as such party may specify by written notice to the other parties hereto:



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           if to the Domestic Borrower, any Canadian Borrower or any Guarantor:

                    RailWorks Corporation
                    1104 Kenilworth Drive
                    Suite 301
                    Baltimore, MD 21204
                    Attn: Michael R. Azarela
                    Telephone: (410) 512-0501
                    Telecopy:  (410) 825-6920

           if to the Domestic Administrative Agent or the Collateral Agent:

                    Bank of America, N.A.
                    101 N. Tryon Street
                    Independence Center, 15th Floor
                    NC1-001-15-04
                    Charlotte, North Carolina  28255
                    Attn: Gregg Newland
                          Agency Services
                    Telephone: (704) 386-4218
                    Telecopy:  (704) 388-9436

           with a copy to:

                    Bank of America, N.A.
                    10 Light Street
                    Sixteenth Floor
                    MD4-302-16-01
                    Baltimore, MD  21202-1435
                    Attn:  Monica Brandes
                    Telephone: (410) 605-8019
                    Telecopy:  (410) 539-7508

           if to the Canadian Administrative Agent:

                    Bank of America Canada

                    --------------------------
                    Toronto, Ontario
                    Attn:
                    Telephone:
                    Telecopy:



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         11.2     Right of Set-Off.

         In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is authorized at any time and from time to time, without presentment, demand, protest or other notice of any kind (all of which rights being hereby expressly waived), to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Lender (including, without limitation branches, agencies or Affiliates of such Lender wherever located) to or for the credit or the account of any Credit Party against obligations and liabilities of such Person to such Lender hereunder, under the Notes, the other Credit Documents or otherwise, irrespective of whether such Lender shall have made any demand hereunder and although such obligations, liabilities or claims, or any of them, may be contingent or unmatured, and any such set-off shall be deemed to have been made immediately upon the occurrence of an Event of Default even though such charge is made or entered on the books of such Lender subsequent thereto. Any Person purchasing a participation in the Revolving Loans and Commitments hereunder pursuant to Section 3.16 or Section 11.3(d) may exercise all rights of set-off with respect to its participation interest as fully as if such Person were a Lender hereunder.

         11.3     Benefit of Agreement.

         (a) Generally. This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that, except as expressly provided herein, none of the Credit Parties may assign or transfer any of its interests without prior written consent of the Lenders; provided further that the rights of each Lender to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 11.3, provided however that nothing herein shall prevent or prohibit any Lender from
(i) pledging its Revolving Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank, or (ii) granting assignments or selling participations in such Lender's Revolving Loans and/or Commitments hereunder to its parent company and/or to any Affiliate or Subsidiary of such Lender.

         (b) Assignments. Each Lender may assign all or a portion of its rights and obligations hereunder (including, without limitation, all or a portion of its Commitments or its Loans), pursuant to an assignment agreement substantially in the form of Schedule 11.3(b), to (i) a Lender, (ii) an affiliate of a Lender or (iii) any other Person that (A) is a bank, financial institution, commercial lender or institutional investor, (B) if such Person is to be a Domestic Lender, such Person shall be reasonably acceptable to the Domestic Administrative Agent, (C) if such Person is to be a Canadian Lender,
(i) such Person shall be reasonably acceptable to the Canadian Administrative Agent and (ii) so long as no Default or Event of Default has occurred and is continuing, such Person shall be a bank, financial institution, commercial lender or institutional investor incorporated or organized under the laws of Canada, and (D) so long as no Default or Event of Default has occurred and is continuing, such Person shall be reasonably acceptance to the Borrowers (the consent of the Borrowers shall not be unreasonably withheld or delayed); provided that (i) any such assignment (other than any assignment to an existing Lender) shall be in a minimum aggregate amount of



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US$5,000,000 (or CD$5,000,000, if applicable) (or, if less, the remaining amount of the Commitment being assigned by such Lender) of the Commitments and in integral multiples of US$1,000,000 (or CD$1,000,000, if applicable) above such amount and (ii) each such assignment shall be of a constant, not varying, percentage of all such Lender's rights and obligations under this Credit Agreement. Any assignment hereunder shall be effective upon delivery to the appropriate Administrative Agent of written notice of the assignment together with a transfer fee of US$3,500 (or CD$3,500, if applicable) payable to the appropriate Administrative Agent for its own account from and after the later of
(i) the effective date specified in the applicable assignment agreement and (ii) the date of recording of such assignment in appropriate Register pursuant to the terms of subsection (c) below. The assigning Lender will give prompt notice to the Administrative Agent and the Borrower of any such assignment. Upon the effectiveness of any such assignment (and after notice to, and (to the extent required pursuant to the terms hereof), with the consent of, the Borrower as provided herein), the assignee shall become a "Lender" for all purposes of this Credit Agreement and the other Credit Documents and, to the extent of such assignment, the assigning Lender shall be relieved of its obligations hereunder to the extent of the Loans and Commitment components being assigned. Along such lines the Borrowers agree that upon notice of any such assignment and surrender of the appropriate Note or Notes, it will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note (but with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof). By executing and delivering an assignment agreement in accordance with this Section 11.3(b), the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim; (ii) except as set forth in clause (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto or the financial condition of any Credit Party or any of their respective Affiliates or the performance or observance by any Credit Party of any of its obligations under this Credit Agreement, any of the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such assignment agreement; (iv) such assignee confirms that it has received a copy of this Credit Agreement, the other Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment agreement;
(v) such assignee will independently and without reliance upon the Agents, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement and the other Credit Documents; (vi) such assignee appoints and authorizes the Agents to take such action on its behalf and to exercise such powers under this Credit Agreement or any other Credit Document as are delegated to the Agents by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; and (vii)



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such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Credit Agreement and the other Credit Documents are required to be performed by it as a Lender.

         (c)      Maintenance of Register.

                  (i) Domestic Register. The Domestic Administrative Agent shall maintain at one of its offices in Charlotte, North Carolina a copy of each Domestic Lender assignment agreement delivered to it in accordance with the terms of subsection (b) above and a register for the recordation of the identity of the principal amount, type and Interest Period of each Domestic Loan outstanding hereunder, the names, addresses and the Commitments of the Domestic Lenders pursuant to the terms hereof from time to time (the "Domestic Register"). The Domestic Administrative Agent will make reasonable efforts to maintain the accuracy of the Domestic Register and to promptly update the Domestic Register from time to time, as necessary. The entries in the Domestic Register shall be conclusive in the absence of manifest error and the Borrowers, the Agents and the Lenders may treat each Person whose name is recorded in the Domestic Register pursuant to the terms hereof as a Domestic Lender hereunder for all purposes of this Credit Agreement. The Domestic Register shall be available for inspection by the Borrowers and each Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (ii) Canadian Register. The Canadian Administrative Agent shall maintain at one of its offices in Toronto, Canada a copy of each Canadian Lender assignment agreement delivered to it in accordance with the terms of subsection (b) above and a register for the recordation of the identity of the principal amount, type and Interest Period of each Canadian Loan outstanding hereunder, the names, addresses and the Commitments of the Canadian Lenders pursuant to the terms hereof from time to time (the "Canadian Register"). The Canadian Administrative Agent will make reasonable efforts to maintain the accuracy of the Canadian Register and to promptly update the Canadian Register from time to time, as necessary. The entries in the Canadian Register shall be conclusive in the absence of manifest error and the Borrowers, the Agents and the Lenders may treat each Person whose name is recorded in the Canadian Register pursuant to the terms hereof as a Canadian Lender hereunder for all purposes of this Credit Agreement. The Canadian Register shall be available for inspection by the Borrowers and each Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (d) Participations. Each Lender may sell, transfer, grant or assign participations in all or a portion of such Lender's rights, obligations or rights and obligations hereunder (including all or a portion of its Commitments or its Loans); provided that (i) such selling Lender shall remain a "Lender" for all purposes under this Credit Agreement (such selling Lender's obligations under the Credit Documents remaining unchanged) and the participant shall not constitute a Lender hereunder, (ii) no such participant shall have, or be granted, rights to approve any amendment or waiver relating to this Credit Agreement or the other Credit Documents except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest on or Fees in

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respect of any Loans in which the participant is participating, (B) postpone the date fixed for any payment of principal (including extension of the Termination Date or the date of any mandatory prepayment), interest or Fees in which the participant is participating, (C) except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section
8.3, release any Borrower or substantially all of the Guarantors from its or their obligations under the Credit Documents, or (D) except as the result of or in connection with a Divestiture permitted under Section 8.3(b), release all or substantially all of the collateral, and (iii) sub-participations by the participant (except to an affiliate, parent company or affiliate of a parent company of the participant) shall be prohibited. In the case of any such participation, the participant shall not have any rights under this Credit Agreement or the other Credit Documents (the participant's rights against the selling Lender in respect of such participation to be those set forth in the participation agreement with such Lender creating such participation) and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation, provided, however, that such participant shall be entitled to receive additional amounts under Sections 3.6, 3.9, 3.10, 3.11 and 11.2 on the same basis as if it were a Lender.

         11.4     No Waiver; Remedies Cumulative.

         No failure or delay on the part of any Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Agent or any Lender and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which any Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Borrowers or any other Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agents or the Lenders to any other or further action in any circumstances without notice or demand.

         11.5     Payment of Expenses, etc.

         The Borrowers agree to: (i) pay all reasonable out-of-pocket costs and expenses (A) of the Agents in connection with the negotiation, preparation, execution and delivery and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC and Borden & Elliot, special counsel to the Domestic Administrative Agent and the Collateral Agent) and any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Credit Parties under this Credit Agreement and (B) of the Agents and the Lenders in connection with enforcement of the Credit Documents and the documents and instruments referred to therein (including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of counsel for the Agents and each of the Lenders); (ii) permit the Administrative Agents to perform inventory and accounts receivable field audits at the Borrowers' expense, provided that unless an Event of Default shall be in existence the Borrowers' obligation to reimburse the Administrative Agents for such field audits shall be limited to one such field audit each fiscal year; (iii) pay and hold each of the Lenders harmless from and against any and all present and future stamp and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iv) indemnify each Lender, its officers, directors, employees, representatives and agents from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses incurred by any of them as a result of, or arising out of, or in any way related to, or by reason of (A) any investigation, litigation or other proceeding (whether or not any Lender is a party thereto) related to the entering into and/or performance of any Credit Document or the use of proceeds of any Loans or other Extensions of Credit hereunder or the consummation of any other transactions contemplated in any Credit Document, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding or (B) the presence or Release of any Materials of Environmental Concern at, under or from any Property owned, operated or leased by the Borrowers or any of their Subsidiaries, or the failure by the Borrowers or any of their Subsidiaries to comply with any Environmental Law (but excluding, in the case of either of clause (A) or (B) above, any such losses, liabilities, claims, damages or expenses to the extent incurred by reason of gross negligence or willful misconduct on the part of the Person to be indemnified).

         11.6     Amendments, Waivers and Consents.

         Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Credit Parties, provided, however, that:

         (a) without the consent of each Lender affected thereby, neither this Credit Agreement nor any of the other Credit Documents may be amended to

                           (i) except as contemplated by Section 2.1(g), extend the final maturity of any Loan or the time of payment of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit, or any portion thereof,

                           (ii) reduce the rate or extend the time of payment of interest thereon or Fees hereunder (other than as a result of waiving the applicability of any increase in interest rates or Fees after the occurrence of an Event of Default or on account of a failure to deliver financial statements on a timely basis),

                           (iii) reduce or waive the principal amount of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

                           (iv) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default shall not constitute an increase in the Commitment of any Lender),

                           (v) except as the result of or in connection with a dissolution, merger or disposition of a member of the Consolidated Group permitted under Section 8.3, release the Domestic Borrower, any Canadian Borrower or substantially all of the Guarantors from its or their obligations under the Credit Documents,

                           (vi) except as the result of or in connection with a Divestiture permitted under Section 8.3(b), release all or substantially all of the collateral,

                           (vii)    amend, modify or waive any provision of this
                  Section 11.6 or Section 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 3.13,
                  3.14, 3.15, 3.16, 3.17, 9.1(a), 11.2, 11.3, 11.5 or 11.9,

                           (viii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, or

                           (ix) consent to the assignment or transfer by the Domestic Borrower, any Canadian Borrower or any Guarantor of any of its rights and obligations under (or in respect of) the Credit Documents except as permitted thereby;

                  (b)      (i)      without the consent of Domestic Required
         Lenders, waive the provisions of Section 5.2 (including any representation, covenant or default referenced therein) or the applicability thereof in respect of further Extensions of Credit by the Domestic Lenders or the Issuing Lender; and

                           (ii) without the consent of Canadian Required Lenders, waive the provisions of Section 5.2 (including any representation, covenant or default referenced therein) or the applicability thereof in respect of further Extensions of Credit by the Canadian Lenders;

                  (c)      (i)      with respect to matters affecting only the
         Domestic Obligations and the Domestic Lenders (and not affecting the Canadian Obligations or the Canadian Lenders), the consent of only the Domestic Required Domestic Lenders shall be required (and the consent of the Canadian Required Lenders, or the Required Lenders, shall not be required); and

                           (ii) with respect to matters affecting only the Canadian Obligations and the Canadian Lenders (and not affecting the Domestic Obligations or the Domestic Lenders), the consent of only the Canadian Required Lenders shall be required (and the consent of the Domestic Required Lenders, or the Required Lenders, shall not be required);

                  (d)      without the consent of the Agents, no provision of
         Section 10 may be amended;

                  (e) without the consent of the Issuing Lender, no provision of Section 2.1(b), 2.2(a)(ii), 2.6 or 3.5(b)(ii) may be amended.

         Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

         11.7     Counterparts.

         This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart.

         11.8     Headings.

         The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

         11.9     Survival.

         All indemnities set forth herein, including, without limitation, in
Section 2.6(h), 3.9, 3.11, 10.7 or 11.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, LOC Obligations, BA Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Credit Parties herein shall survive delivery of the Notes and the making of the Loans hereunder.

         11.10    Governing Law; Submission to Jurisdiction; Venue.

         (a) THIS CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         (b) Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of North Carolina in Mecklenburg County, or of the United States for the Western District of North Carolina, and, by execution and delivery of this Credit Agreement, each of the Credit Parties hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Credit Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of the Agents to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

         (c) Each of the Credit Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

         (d) TO THE EXTENT PERMITTED BY LAW, EACH OF THE AGENTS, THE LENDERS, THE BORROWER AND THE OTHER CREDIT PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         11.11    Severability.

         If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

         11.12    Entirety.

         This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

         11.13    Binding Effect; Termination.

         (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by the Borrower, the Guarantors and the Agents, and the Administrative Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Agents and each Lender and their respective successors and assigns.

         (b) The term of this Credit Agreement shall commence on the effective date pursuant to subsection (a) above and shall continue until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding and until all of the Commitments hereunder shall have expired or been terminated.

         11.14    Confidentiality.

         The Agents and the Lenders agree to keep confidential (and to cause their respective affiliates, officers, directors, employees, agents and representatives to keep confidential) all information, materials and documents furnished to the Agents or any such Lender by or on behalf of any Credit Party (whether before or after the Closing Date) which relates to the Borrower or any of its Subsidiaries (the "Information"). Notwithstanding the foregoing, the Agents and each Lender shall be permitted to disclose Information (i) to its affiliates, officers, directors, employees, agents and representatives in connection with its participation in any of the transactions evidenced by this Credit Agreement or any other Credit Documents or the administration of this Credit Agreement or any other Credit Documents, subject to the provisions of this Section 11.14; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any Governmental Authority; (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Credit Agreement or any agreement entered into pursuant to clause (iv) below, (B) becomes available to the Agent or such Lender on a non-confidential basis from a source other than a Credit Party or (C) was available to the Agent or such Lender on a non-confidential basis prior to its disclosure to the Agent or such Lender by a Credit Party; (iv) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first specifically agrees in a writing furnished to and for the benefit of the Credit Parties to be bound by the terms of this Section 11.14; or
(v) to the extent that the Borrower shall have consented in writing to such disclosure. Nothing set forth in this Section 11.14 shall obligate the Agent or any Lender to return any materials furnished by the Credit Parties.

         11.15    Source of Funds.

         Each of the Lenders hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder:

                  (a) no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;

                  (b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

                  (c) to the extent that any part of such funds constitutes assets of an insurance company's general account, such insurance company has complied with all of the requirements of the regulations issued under Section 401(c)(1)(A) of ERISA; or

                  (d) such funds constitute assets of one or more specific benefit plans which such Lender has identified in writing to the Borrower.

As used in this Section 11.15, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

         11.16    Judgment Currency.

                  (a) Each Credit Party's obligations hereunder and under the other Credit Documents to make payments in U.S. Dollars or applicable foreign currency (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agents, the Collateral Agent or a Lender of the full amount of the Obligation Currency expressed to be payable to such Administrative Agents, Collateral Agent or Lender hereunder or under any other of the Credit Documents. If, for the purpose of obtaining or enforcing a judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereafter revered to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Dollar Equivalent determined as of the Business Day immediately preceding the day on which the judgment is given (such Business Day hereafter being referred to as the "Judgment Currency Conversion Date").

                  (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, such amount payable by the applicable Credit Party shall be reduced or increased, as applicable, such that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

         11.17    Conflict.

         To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.

                           [Signature Page to Follow]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

DOMESTIC
BORROWER:                           RAILWORKS CORPORATION,
                                    a Delaware corporation

                                    By:  /s/ Michael R. Azarela
                                       ---------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President and
                                            Chief Financial Officer

CANADIAN
BORROWERS:                          GANTREX RW COMPANY,
                                    a Nova Scotia unlimited liability company

                                    By:  /s/ Michael R. Azarela
                                       ---------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President and
                                            Chief Financial Officer

                                    RAILWORKS CANADA COMPANY,
                                    a Nova Scotia unlimited liability company

                                    By:  /s/ Michael R. Azarela
                                       ---------------------------------
                                    Name:   Michael R. Azarela
                                    Title:  Executive Vice President and
                                            Chief Financial Officer

DOMESTIC
GUARANTORS:                ALPHA-KEYSTONE ENGINEERING, INC.,
                           a Pennsylvania corporation
                           ANNEX RAILROAD BUILDERS, INC.,
                           an Indiana corporation
                           ARMCORE ACQUISITION CORP.,
                           a Delaware corporation
                           ARMCORE RAILROAD CONTRACTORS, INC.,
                           an Illinois corporation
                           BIRMINGHAM WOOD, INC.,
                           an Alabama corporation
                           COMSTOCK HOLDINGS INC.,
                           a Delaware corporation
                           COMTRAK CONSTRUCTION, INC.,
                           a Georgia corporation
                           CONDON BROTHERS, INC.,
                           a Washington corporation
                           CPI CONCRETE PRODUCTS INCORPORATED,
                           a Tennessee corporation
                           EARL CAMPBELL CONSTRUCTION COMPANY, INC., a Texas corporation
                           FCM RAIL, LTD., a Michigan corporation
                           F&V METRO CONTRACTING CORP.,
                           a New York corporation
                           GANTREX CORPORATION,
                           a Pennsylvania corporation
                           H.P. MCGINLEY INC.,
                           a Pennsylvania corporation
                           IMPULSE ENTERPRISES OF NEW YORK, INC.,
                           a New York corporation
                           KENNEDY RAILROAD BUILDERS, INC.,
                           a Pennsylvania corporation
                           M-TRACK ENTERPRISES, INC.,
                           a New York corporation
                           MCCORD TREATED WOOD, INC.,
                           an Alabama corporation
                           MERIT RAILROAD CONTRACTORS, INC.,
                           a Missouri corporation

                           By:  /s/
                              ------------------------------------------
                           Name:   Michael R. Azarela
                           Title:  Executive Vice President of each
                                   of the foregoing Domestic Guarantors

                                   [Signature Pages Continue]

                           MIDWEST CONSTRUCTION SERVICES, INC.,
                           an Indiana corporation
                           MIDWEST RAILROAD CONSTRUCTION & MAINTENANCE
                           CORPORATION OF WYOMING, a Wyoming corporation MIDWEST RW, INC., a Delaware corporation
                           MINNESOTA RAILROAD SERVICE, INC.,
                           a Tennessee corporation
                           NEOSHO ASIA, INC.,
                           a Kansas corporation
                           NEOSHO CENTRAL AMERICA, INC.,
                           a Kansas corporation
                           NEOSHO CONSTRUCTION COMPANY, INCORPORATED, a Kansas corporation
                           NEOSHO CONTRACTORS, INC.,
                           a Wyoming corporation
                           NEOSHO INCORPORATED,
                           a Kansas corporation
                           NEOSHO INTERNATIONAL, INC.,
                           a Kansas corporation
                           NEW ENGLAND RAILROAD CONSTRUCTION CO., INC., a Connecticut corporation
                           NORTHERN RAIL SERVICE AND SUPPLY COMPANY, INC., a Michigan corporation
                           PARSONS RAILWAY SHOPS, INC.,
                           a Kansas corporation
                           R. & M. B. RAIL CO., INC.,
                           an Indiana corporation
                           RAILCORP, INC.,
                           an Ohio corporation
                           RAILROAD RESOURCES, INC.,
                           a Missouri corporation
                           RAILROAD SERVICE, INC.,
                           a Nevada corporation
                           RAILROAD SPECIALTIES, INC.,
                           an Indiana corporation

                           By: /s/
                              -----------------------------------------
                           Name:   Michael R. Azarela
                           Title:  Executive Vice President of each
                                   of the foregoing Domestic Guarantors

                                    [Signature Pages Continue]

                           SOUTHERN INDIANA WOOD PRESERVING CO., INC., an Indiana corporation
                           U.S. RAILWAY SUPPLY, INC.,
                           an Indiana corporation
                           U.S. TRACKWORKS, INC.,
                           a Michigan corporation
                           V&R ELECTRICAL CONTRACTORS, INC.,
                           a New York corporation
                           WM. A. SMITH CONSTRUCTION CO., INC.,
                           a Texas corporation
                           WM. A. SMITH RERAILING SERVICES, INC.,
                           a Texas corporation

                           By: /s/
                              ------------------------------------------
                           Name:   Michael R. Azarela
                           Title:  Executive Vice President of each
                                   of the foregoing Domestic Guarantors

                           L.K. COMSTOCK & COMPANY, INC.,
                           a New York corporation

                           By: /s/
                              ------------------------------------------
                           Name:   C. William Moore
                           Title:  Chief Executive Officer and President

                           F&V METRO RW, INC.,
                           a Delaware corporation

                           By: /s/
                              ------------------------------------------
                           Name:   John P. Nuzzo
                           Title:  Assistant Secretary

                           GANTREX RW, INC.,
                           a Delaware corporation
                           GANTREX SYSTEMS, INC.,
                           a Delaware corporation
                           RAILWORKS CANADA, INC.
                           a Delaware corporation

                           By: /s/
                              ------------------------------------------
                           Name:   John P. Nuzzo
                           Title:  Secretary of each of the foregoing
                                   Domestic Guarantors

                           By: /s/
                              ------------------------------------------
                           Name:   Michael R. Azarela
                           Title:  Executive Vice President of each
                                   of the foregoing Domestic Guarantors

                                   [Signature Pages Continue]

CANADIAN
GUARANTORS:                GANTREX GROUP, LTD.,
                           an Ontario corporation
                           GANTREX HOLDINGS-CANADA, INC.,
                           a Nova Scotia corporation
                           GANTREX LIMITED,
                           an Ontario corporation
                           GANTREX SYSTEMS LIMITED,
                           an Ontario corporation
                           PACIFIC NORTHERN RAIL CONTRACTORS CORP., a British Columbia company
                           PACIFIC NORTHERN RAIL HOLDINGS LTD.,
                           a British Columbia company
                           PACIFIC NORTHERN RAIL RW, INCORPORATED,
                           a Nova Scotia corporation
                           PNR LEASING LTD.,
                           a British Columbia company
                           PNR INVESTMENTS LTD.,
                           a British Columbia company

                           By: /s/
                               ---------------------------------------
                           Name:   Michael R. Azarela
                           Title:  Executive Vice President of each
                                   of the foregoing Canadian Guarantors

                                   [Signature Pages Continue]

LENDERS:           BANK OF AMERICA, N.A.,
                   individually in its capacity as a
                   Lender and in its capacity as Domestic Administrative Agent

                   By:
                      -----------------------------------
                   Name:
                   Title:

                   BANK OF AMERICA CANADA
                   individually in its capacity as a
                   Lender and in its capacity as Canadian Administrative Agent

                   By:
                      -----------------------------------
                   Name:
                   Title:

                                  Schedule 2.1

                       Schedule of Lenders and Commitments

                         Domestic Revolving Commitments

                                         Domestic Revolving         Domestic Revolving                LOC
               Lender                   Commitment Percentage        Committed Amount           Committed Amount
               ------                   ---------------------        ----------------           ----------------
Bank of America, N.A.                       22.22222222%               $20,000,000               $ 4,444,444.46
First Union National Bank                   16.66666667%               $15,000,000               $ 3,333,333.33
Summit Bank                                 11.11111111%               $10,000,000               $ 2,222,222.22
Fleet Bank, N.A.                            11.11111111%               $10,000,000               $ 2,222,222.22
KeyBank National Association                11.11111111%               $10,000,000               $ 2,222,222.22
Bank One                                    11.11111111%               $10,000,000               $ 2,222,222.22
M&T Bank                                    16.66666667%               $15,000,000               $ 3,333,333.33
                                            ------------               -----------               --------------
Total:                                         100.00%                 $90,000,000               $20,000,000.00


                         Canadian Revolving Commitments

                                                    Canadian Revolving          Canadian Revolving
                    Lender                         Commitment Percentage         Committed Amount
                    ------                         ---------------------         ----------------
Bank of America Canada                                 33.33333333%                $ 5,000,000
Congress Financial Corporation [Canada]                66.66666667%                $10,000,000
                                                       ------------                 ----------
Total:                                                    100.00%                  $15,000,000

                               Schedule 2.2(a)(i)

            FORM OF NOTICE OF BORROWING FOR DOMESTIC REVOLVING LOANS

Bank of America, N.A.
  as Domestic Administrative Agent
101 N. Tryon Street
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention:  Agency Services

         RE: Amended and Restated Credit Agreement dated as of August 5, 1999 (as amended and modified, the "Credit Agreement") among RailWorks Corporation, a Delaware corporation, the Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as documentation agent for the Lenders, Bank of America Canada, as administrative agent for the Canadian Lenders and Bank of America, N.A., as administrative agent for the Domestic Lenders

Ladies and Gentlemen:

The undersigned hereby gives notice of a request for a Domestic Revolving Loan pursuant to Section 2.1(a) of the Credit Agreement as follows:

(A)      Date of Borrowing
         (which is a Business Day)           --------------------------------

(B)      Principal Amount of
         Borrowing                           --------------------------------

(C)      Interest rate basis
                                             --------------------------------

(D)      Interest Period and the
         last day thereof                    --------------------------------

In accordance with the requirements of Section 5.2 of the Credit Agreement, the undersigned Borrower hereby certifies that:

         (a) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date of this request, and will be true and correct after giving effect to the requested Extension of Credit (except for those which expressly related to an earlier date).

         (b) No Default or Event of Default exists, or will exist after giving effect to the requested Extension of Credit.

         (c) All conditions set forth in Section 2 as to the making of Domestic Revolving Loans have been satisfied.

                                                     Very truly yours,

                                                     RAILWORKS CORPORATION

                                                     By:
                                                        -----------------------
                                                     Name:
                                                     Title:

                               Schedule 2.2(a)(ii)

                 Form of Notice of Request for Letter of Credit

                                     [Date]

Bank of America, N.A.                    Bank of America, N.A.
  as Issuing Lender under the             as Domestic Administrative Agent under
  Credit Agreement referred to below      the Credit Agreement referred to below
101 N. Tryon Street                      101 N. Tryon Street
Independence Center, 15th Floor          Independence Center, 15th Floor
NC1-001-15-04                            NC1-001-15-04
Charlotte, North Carolina  28255         Charlotte, North Carolina  28255

Attention:        Agency Services

         RE: Amended and Restated Credit Agreement dated as of August 5, 1999 (as amended and modified, the "Credit Agreement") among RailWorks Corporation, a Delaware corporation, the Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as documentation agent for the Lenders, Bank of America Canada, as administrative agent for the Canadian Lenders and Bank of America, N.A., as administrative agent for the Domestic Lenders. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

         The undersigned, pursuant to Section 2.1(b) of the Credit Agreement, hereby requests that the following Letters of Credit be issued on [Date] as follows:

         (1)      Account Party:

         (2)      For use by:

         (3)      Beneficiary:

         (4)      Face Amount of Letter of Credit:

         (5)      Date of Issuance:

         Delivery of Letter of Credit should be made as follows:

         This Notice of Request of Letter of Credit shall be delivered together with an Application and Agreement for Letter of Credit.

         In accordance with the requirements of Section 5.2 of the Credit Agreement, the undersigned Borrower hereby certifies that:

         (a) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date of this request, and will be true and correct after giving effect to the requested Extension of Credit (except for those which expressly relate to an earlier date).

         (b) No Default or Event of Default exists, or will exist after giving effect to the requested Extension of Credit.

         (c) All conditions set forth in Section 2 as to the issuance of a Letter of Credit have been satisfied.

                               Very truly yours,

                               RAILWORKS CORPORATION

                               By: /s/
                                  ------------------------------------
                               Name:    Michael R. Azarela
                               Title:   Executive Vice President and
                                        Chief Financial Officer

                              Schedule 2.2(a)(iii)

                 Form of Notice of Borrowing for Swingline Loans

Bank of America, N.A., as Swingline Lender
  under the Credit Agreement referred to below
101 N. Tryon Street
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention:  Agency Services

         RE: Amended and Restated Credit Agreement dated as of August 5, 1999 (as amended and modified, the "Credit Agreement") among RailWorks Corporation, a Delaware corporation, the Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as documentation agent for the Lenders, Bank of America Canada, as administrative agent for the Canadian Lenders and Bank of America, N.A., as administrative agent for the Domestic Lenders

Ladies and Gentlemen:

The undersigned hereby gives notice of a request for a Swingline Loan pursuant to Section 2.1(c) of the Credit Agreement as follows:

(A)      Date of Borrowing                   ----------------------------------
         (which is a Business Day)

(B)      Principal Amount of
         Borrowing                           ----------------------------------

(C)      Interest rate basis
                                             ----------------------------------

(D)      Interest Period and the
         last day thereof                    ----------------------------------

In accordance with the requirements of Section 5.2 of the Credit Agreement, the undersigned Borrower hereby certifies that:

         (a) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date of this request, and will be true and correct after giving effect to the requested Extension of Credit (except for those which expressly related to an earlier date).

         (b) No Default or Event of Default exists, or will exist after giving effect to the requested Extension of Credit.

         (c) All conditions set forth in Section 2 as to the making of Swingline Loans have been satisfied.


                                                      Very truly yours,

                                                      RAILWORKS CORPORATION

                                                      By:
                                                         -----------------------
                                                      Name:
                                                      Title:

                               Schedule 2.2(a)(iv)

            FORM OF NOTICE OF BORROWING FOR CANADIAN REVOLVING LOANS

Bank of America Canada,
  as Canadian Administrative Agent under the Credit Agreement referred to below
[address]
Toronto, Ontario
Attention:

         RE: Amended and Restated Credit Agreement dated as of August 5, 1999 (as amended and modified, the "Credit Agreement") among RailWorks Corporation, a Delaware corporation, the Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as documentation agent for the Lenders, Bank of America Canada, as administrative agent for the Canadian Lenders and Bank of America, N.A., as administrative agent for the Domestic Lenders

Ladies and Gentlemen:

The undersigned hereby gives notice of a request for a Canadian Revolving Loan pursuant to Section 2.1(d) of the Credit Agreement as follows:

(A)      Date of Borrowing
         (which is a Business Day)           --------------------------------

(B)      Principal Amount of
         Borrowing                           --------------------------------

(C)      Currency of Borrowing
                                             --------------------------------

(D)      Interest rate basis                 --------------------------------

(E)      Interest Period and the
         last day thereof                    --------------------------------

In accordance with the requirements of Section 5.2 of the Credit Agreement, the undersigned Borrower hereby certifies that:

         (a) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date of this request, and will be true and correct after giving effect to the requested Extension of Credit (except for those which expressly related to an earlier date).

         (b) No Default or Event of Default exists, or will exist after giving effect to the requested Extension of Credit.

         (c) All conditions set forth in Section 2 as to the making of Domestic Revolving Loans have been satisfied.

                                             Very truly yours,

                                             [CANADIAN BORROWER]

                                             By:
                                                -------------------------------
                                             Name:
                                             Title:

                               Schedule 2.2(a)(v)

                    FORM OF NOTICE OF REQUEST FOR ISSUANCE OF
                          CANADIAN BANKERS' ACCEPTANCES

                                [TO BE PROVIDED]

                                 Schedule 2.5-1

                         FORM OF DOMESTIC REVOLVING NOTE


                                                                  August 5, 1999

         FOR VALUE RECEIVED, RAILWORKS CORPORATION, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of ______________________, its successors and permitted assigns (the "Lender"), on or before the Termination Date to the office of the Domestic Administrative Agent in immediately available funds as provided in the Credit Agreement,

         (i) in the case of Domestic Revolving Loans, the Lender's Domestic Revolving Committed Amount or, if less, the aggregate unpaid principal amount of all Domestic Revolving Loans owing to the Lender, and

         (ii) in the case of Swingline Loans, if the Lender is the Swingline Lender, the Swingline Committed Amount or, if less, the aggregate unpaid principal amount of all Swingline Loans owing to the Lender, together with interest thereon at the rates and as provided in the Credit Agreement.

         This Note is one of the Domestic Revolving Notes referred to in the Amended and Restated Credit Agreement dated as of August 5, 1999 (as amended and modified, the "Credit Agreement") among the Borrower, the Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Domestic Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

         The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that any failure to endorse such information shall not affect the obligation of the Borrower to pay amounts evidenced hereby.

         Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the Borrower. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

         This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

         This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed as of the date first above written.

                                             RAILWORKS CORPORATION,
                                             a Delaware corporation

                                             By: /s/
                                                -------------------------------
                                             Name:  Michael R. Azarela
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

                                 Schedule 2.5-2

                         FORM OF CANADIAN REVOLVING NOTE

                                                                  August 5, 1999

         FOR VALUE RECEIVED, [NAME OF FOREIGN BORROWER], a [__________] corporation (the "Canadian Borrower"), hereby promises to pay to the order of ______________________, its successors and permitted assigns (the "Lender"), on or before the Termination Date to the office of the Canadian Administrative Agent in immediately available funds as provided in the Credit Agreement, the Lender's Canadian Revolving Committed Amount or, if less, the aggregate unpaid principal amount of all Canadian Revolving Loans owing to the Lender, together with interest thereon at the rates and as provided in the Credit Agreement.

         This Note is one of the Canadian Revolving Notes referred to in the Amended and Restated Credit Agreement dated as of August 5, 1999 (as amended and modified, the "Credit Agreement") among the RailWorks Corporation, a Delaware corporation, the Subsidiaries identified therein, including the Canadian Borrower, the lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Domestic Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

         The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that any failure to endorse such information shall not affect the obligation of the Canadian Borrower to pay amounts evidenced hereby.

         Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the Canadian Borrower. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the Canadian Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees.

         This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

         This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the Canadian Borrower has caused this Note to be duly executed as of the date first above written.

                            GANTREX RW COMPANY,
                            a Nova Scotia unlimited liability company

                            By:
                                --------------------------------------
                            Name:  Michael R. Azarela
                            Title: Executive Vice President and
                                   Chief Financial Officer



                            RAILWORKS CANADA COMPANY,
                            a Nova Scotia unlimited liability company

                            By: /s/
                                --------------------------------------
                            Name:  Michael R. Azarela
                            Title: Executive Vice President and
                                   Chief Financial Officer

                                 Schedule 2.6(b)

                           Existing Letters of Credit

                                  Schedule 3.2

                     Form of Notice of Extension/Conversion


Bank of America, N.A.,                         Bank of America Canada, as
  as Domestic Administrative Agent               Canadian Administrative Agent
101 N. Tryon Street                            [address]
Independence Center, 15th Floor                [address]
NC1-001-15-04                                  [address]
Charlotte, North Carolina  28255               Ontario, Canada
Attention:  Agency Services]                   Attention:  [____]]

         RE: Amended and Restated Credit Agreement dated as of August 5, 1999 (as amended and modified, the "Credit Agreement") among RailWorks Corporation, a Delaware corporation, the Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as documentation agent for the Lenders, Bank of America Canada, as administrative agent for the Canadian Lenders and Bank of America, N.A., as administrative agent for the Domestic Lenders. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

         The undersigned hereby gives notice pursuant to Section 3.2 of the Credit Agreement that it requests an extension or conversion of a [Domestic Revolving Loan][Canadian Revolving Loan] outstanding under the Credit Agreement, and in connection therewith sets forth below the terms on which such extension or conversion is requested to be made:

(A)      Date of Extension or Conversion
         (which is the last day of the                -------------------------
         applicable Interest Period)

(B)      Principal Amount of
         Extension or Conversion                      -------------------------

(C)      Currency of Revolving Loan
         (in the case of Canadian Revolving Loans)    -------------------------

(D)      Interest rate basis                          -------------------------

(E)      Interest Period and the
         last day thereof                             -------------------------

         In accordance with the requirements of Section 3.2 of the Credit Agreement, the undersigned Borrower hereby certifies that, in the case of an extension of a Eurodollar Loan or the conversion of a Base Rate Loan into a Eurodollar Loan:

                  (a) The representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects as of the date of this request, and will be true and correct after giving effect to the requested Extension of Credit (except for those which expressly relate to an earlier date).

                  (b) No Default or Event of Default exists, or will exist after giving effect to the requested Extension of Credit.

                  (c) All conditions set forth in Section 3.2 as to the extension of a Eurodollar Loan or the conversion of a Base Rate Loan into a Eurodollar Loan have been satisfied.

                                       Very truly yours,

                                       BORROWER]

                                       By:
                                          -------------------------------
                                       Name:
                                       Title:

                             Schedule 5.1(f)(iii)-1

                             Secretary's Certificate

         Pursuant to Section 5.1(f)(iii) of the Amended and Restated Credit Agreement (the "Credit Agreement"; capitalized used herein an not otherwise defined shall have the meanings given to such terms in the Credit Agreement), dated as of August 5, 1999, among RailWorks Corporation, a Delaware corporation, the Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Domestic Administrative Agent, the undersigned, John P. Nuzzo, Secretary of each of those companies listed on Schedule 1 and Assistant Secretary of each of those companies listed on Schedule 2 hereto (each "Corporation"), hereby certifies as follows:

         1. Attached hereto as Annex I is a true and complete copy of resolutions duly adopted by the board of directors of each Corporation on _________________, 199__. The attached resolutions have not been rescinded or modified and remain in full force and effect. The attached resolutions are the only corporate proceedings of each Corporation now in force relating to or affecting the matters referenced to therein.

         2. The Articles of Incorporation or Certificate of Incorporation, as the case may be, and Bylaws of each Company listed on Schedule 3, true and correct copies of which were previously delivered in certified form to NationsBank N.A., as Administrative Agent under the Original Credit Agreement, have not been amended, rescinded, modified or revoked and remain in full force and effect.

         3. Attached hereto as Annex II is a true and complete copy of the By-laws of each Corporation listed on Schedule 4 as in effect on the date hereof.

         4. Attached hereto as Annex III is a true and complete copy of the Articles of Certificate of Incorporation, as the case may be, of each Corporation listed on Schedule 4 and all amendments thereto as in effect on the date hereof.

         5. Each of the following persons is now a duly elected and qualified officer of the Corporation, holding the office(s) indicated, and the signature opposite his/her name below is his/her true and genuine signature, and such officer is duly authorized to execute and deliver, on behalf of each Corporation, the Credit Agreement, the Notes and the other Credit Documents and to act as a Responsible Officer, on behalf of the Corporation, under the Credit Agreement.

Name                             Office                           Signature
----                             ------                           ---------
Michael R. Azarela               Executive Vice President
                                                               -----------------
John P. Nuzzo                    Secretary or
                                 Assistant Secretary           -----------------

         IN WITNESS WHEREOF, the undersigned, in his aforesaid capacity, has hereunto set his name this ___ of _____, 1999.



                                                 ------------------------------
                                                 Secretary/Assistant Secretary


                  The undersigned, Executive Vice President of the Corporation, does hereby certify that (i) John P. Nuzzo has been duly elected by the Board of Directors of each Corporation to serve as Secretary or Assistant Secretary, as the case may be, (ii) he has been duly qualified and is presently serving each Corporation in such capacity, and (iii) the signature set forth above is his genuine signature.


                                                 /s/
                                                 -----------------------------
                                                 Michael R. Azarela
                                                 Executive Vice President

SCHEDULE 1



1.       Birmingham Wood, Inc.

2.       Gantrex RW, Inc.

3.       Gantrex Corporation

4.       Gantrex RW Company

5.       Gantrex Holdings - Canada, Inc.

6.       Gantrex Group Ltd.

7.       Gantrex Limited

8.       Gantrex Systems Limited

9.       Gantrex Systems, Inc.

10.      McCord Treated Wood, Inc.

11.      MidWest RW, Inc.

12.      Pacific Northern Rail RW, Incorporated

13.      Pacific Northern Rail Contractors Holdings Ltd.

14.      Pacific Northern Rail Contractors Corp.

15.      PNR Investments Ltd.

16.      PNR Leasing Ltd.

SCHEDULE 2

1.       Armcore Acquisition Corp.

2.       Armcore Railroad Contractors, Inc.

3.       Earl Campbell Construction Company, Inc.

4.       F&V Metro RW, Inc.

5.       F&V Metro Contracting Corp.

6.       FCM Rail, Ltd.

7.       Impulse Electric Enterprises of New York, Inc.

8.       M-Track Enterprises, Inc.

9.       MidWest Railroad Construction and Maintenance Corporation of Wyoming

10.      Neosho Incorporated

11.      Neosho Construction Company, Incorporated

12.      Neosho International, Inc.

13.      Neosho Asia, Inc.

14.      Neosho Central America, Inc.

15.      Neosho Contractors, Inc.

16.      New England Railroad Construction Co., Inc.

17.      Parson Railway Shops, Inc.

18.      Railroad Resources, Inc.

19.      Railroad Service, Inc.

20.      Railroad Specialties, Inc.

21.      RailWorks Canada, Inc.

22.      RailWorks of Canada Company

23.      Sheldon Electric, Inc.

24.      Southern Indiana Wood Preserving Co., Inc.

25.      U.S. Railway Supply, Inc.

26.      U.S. Trackworks, Inc.

27.      V&R Electrical Contractors, Inc.

SCHEDULE 3



1.       Armcore Acquisition Corp.

2.       Armcore Railroad Contractors, Inc.

3.       F&V Metro RW, Inc.

4.       F&V Metro Contracting Corp.

5.       FCM Rail, Ltd.

6.       Gantrex RW, Inc.

7.       Gantrex Corporation

8.       Impulse Electric Enterprises of New York, Inc.

9.       M-Track Enterprises, Inc.

10.      McCord Treated Wood, Inc.

11.      MidWest RW, Inc.

12.      MidWest Railroad Construction and Maintenance Corporation of Wyoming

13.      Neosho Incorporated

14.      Neosho Construction Company, Incorporated

15.      Neosho International, Inc.

16.      Neosho Asia, Inc.

17.      Neosho Central America, Inc.

18.      Neosho Contractors, Inc.

19.      New England Railroad Construction Co., Inc.

20.      Railroad Service, Inc.

21.      Railroad Specialties, Inc.

22.      Sheldon Electric, Inc.

23.      Southern Indiana Wood Preserving Co., Inc.

24.      U.S. Railway Supply, Inc.

25.      U.S. Trackworks, Inc.

26.      V&R Electrical Contractors, Inc.

SCHEDULE 4

1.       Birmingham Wood, Inc.

2.       Earl Campbell Construction Company, Inc.

3.       Gantrex RW Company

4.       Gantrex Holdings - Canada, Inc.

5.       Gantrex Group Ltd.

6.       Gantrex Limited

7.       Gantrex Systems Limited

8.       Gantrex Systems, Inc.

9.       Pacific Northern Rail RW, Incorporated

10.      Pacific Northern Rail Contractors Holdings Ltd.

11.      Pacific Northern Rail Contractors Corp.

12.      PNR Investments Ltd.

13.      PNR Leasing Ltd.

14.      Railroad Resources, Inc.

15.      RailWorks Canada, Inc.

16.      RailWorks of Canada Company

                             Schedule 5.1(f)(iii)-2

                             Secretary's Certificate

         Pursuant to Section 5.1(f)(iii) of the Amended and Restated Credit Agreement (the "Credit Agreement"; capitalized used herein an not otherwise defined shall have the meanings given to such terms in the Credit Agreement), dated as of August 5, 1999, among RailWorks Corporation, a Delaware corporation, the Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Domestic Administrative Agent, the undersigned, John Kennedy, Secretary of each of those companies listed on Schedule 1 and Assistant Secretary of each of those companies listed on Schedule 2 hereto (each a "Corporation"), hereby certifies as follows:

         1. Attached hereto as Annex I is a true and complete copy of resolutions duly adopted by the board of directors of each Corporation on _________________, 199__. The attached resolutions have not been rescinded or modified and remain in full force and effect. The attached resolutions are the only corporate proceedings of each Corporation now in force relating to or affecting the matters referenced to therein.

         2. The Articles of Incorporation or Certificate of Incorporation, as the case may be, and Bylaws of each Company listed on Schedule 3, true and correct copies of which were previously delivered in certified form to NationsBank N.A., as Administrative Agent under the Original Credit Agreement, have not been amended, rescinded, modified or revoked and remain in full force and effect.

         3. Each of the following persons is now a duly elected and qualified officer of each Corporation, holding the office(s) indicated, and the signature opposite his/her name below is his/her true and genuine signature, and such officer is duly authorized to execute and deliver, on behalf of each Corporation, the Credit Agreement, the Notes and the other Credit Documents and to act as a Responsible Officer, on behalf of the Corporation, under the Credit Agreement.


Name                           Office                             Signature
----                           ------                             ---------
Michael R. Azarela             Executive Vice President
                                                           ---------------------
John Kennedy                   Secretary or
                               Assistant Secretary         ---------------------

         IN WITNESS WHEREOF, the undersigned, in his aforesaid capacity, has hereunto set his name this ___ of _____, 1999.



                                          ------------------------------
                                          Secretary/Assistant Secretary


                  The undersigned, Executive Vice President of the Corporation, does hereby certify that (i) John Kennedy has been duly elected by the Board of Directors of each Corporation to serve as Secretary or Assistant Secretary, as the case may be, (ii) he has been duly qualified and is presently serving each Corporation in such capacity, and (iii) the signature set forth above is his genuine signature.

                                          -----------------------------
                                          Michael R. Azarela
                                          Executive Vice President

SCHEDULE 1



1.       RailWorks Corporation

SCHEDULE 2

1.       Alpha-Keystone Engineering, Inc.

2.       Annex Railroad Builders, Inc.

3.       Comstock Holdings, Inc.

4.       Comtrack Construction, Inc.

5.       Condon Brothers, Inc.

6.       CPI Concrete Products, Incorporated

7.       H.P. McKinley, Inc.

8.       Kennedy Railroad Builders

9.       Merit Railroad Contractors, Inc.

10.      MidWest Construction Services, Inc.

11.      Minnesota Railroad Service, Inc.

12.      Northern Rail Service and Supply Company, Inc.

13.      R. & M.B. Rail Co., Inc.

14.      Railcorp, Inc.

15.      Wm. A. Smith Construction Co., Inc.

16.      Wm. A Rerailing Services, Inc.

                             Schedule 5.1(f)(iii)-3

                             Secretary's Certificate

         Pursuant to Section 5.1(f)(iii) of the Amended and Restated Credit Agreement (the "Credit Agreement"; capitalized used herein an not otherwise defined shall have the meanings given to such terms in the Credit Agreement), dated as of August__, 1999, among RailWorks Corporation, a Delaware corporation, the Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Domestic Administrative Agent, the undersigned, John Kennedy, Assistant Secretary of L.K. Comstock & Company, Inc. (the "Corporation"), hereby certifies as follows:

         1. Attached hereto as Annex I is a true and complete copy of resolutions duly adopted by the board of directors of the Corporation on _________________, 199__. The attached resolutions have not been rescinded or modified and remain in full force and effect. The attached resolutions are the only corporate proceedings of the Corporation now in force relating to or affecting the matters referenced to therein.

         2. The Articles of Incorporation or Certificate of Incorporation, as the case may be, and Bylaws of the Company, true and correct copies of which were previously delivered in certified form to NationsBank N.A., as Administrative Agent under the Original Credit Agreement, have not been amended, rescinded, modified or revoked and remain in full force and effect.

         3. Each of the following persons is now a duly elected and qualified officer of the Corporation, holding the office(s) indicated, and the signature opposite his/her name below is his/her true and genuine signature, and such officer is duly authorized to execute and deliver, on behalf of the Corporation, the Credit Agreement, the Notes and the other Credit Documents and to act as a Responsible Officer, on behalf of the Corporation, under the Credit Agreement.


Name                           Office                              Signature
----                           ------                              ---------
C. William Moore               Chief Executive Officer &
                               President                       -----------------

John Kennedy                   Assistant Secretary
                                                               -----------------

         IN WITNESS WHEREOF, the undersigned, in his aforesaid capacity, has hereunto set his name this ___ of _____, 1999.



                                             ----------------------------------
                                             Secretary


                  The undersigned, Chief Executive Officer and President of the Corporation, does hereby certify that (i) John Kennedy has been duly elected by the Board of Directors of the Corporation to serve as Secretary, (ii) he has been duly qualified and is presently serving the Corporation in such capacity, and (iii) the signature set forth above is his genuine signature.



                                             /s/
                                             ----------------------------------
                                             C. William Moore
                                             Chief Executive Officer & President

                                  Schedule 6.8

                                 Existing Liens

                                  Schedule 6.14

                                  Subsidiaries

                                 Schedule 7.2(b)

                    Form of Officer's Compliance Certificate

         This Certificate is delivered in accordance with the provisions of
Section 7.2(b) of that Credit Agreement dated as of August 5, 1999 (as amended, modified and supplemented, the "Credit Agreement") among RailWorks Corporation, a Delaware corporation, the Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent and Bank of America, N.A., as Domestic Administrative Agent. Terms used but not otherwise defined herein shall have the same meanings provided in the Credit Agreement.

         The undersigned, being a Responsible Officer of RailWorks Corporation, a Delaware corporation, hereby certifies, in my official capacity and not in my individual capacity, that to the best of my knowledge and belief:

         (a) the financial statements accompanying this Certificate fairly present the financial condition of the parties covered by such financial statements in all material respects;

         (b) during the period covered by the financial statements the Credit Parties have observed or performed all of their covenants and other agreements in all material respects, and satisfied in all material respects every material condition, contained in this Credit Agreement to be observed, performed or satisfied by them;

         (c) no Default or Event of Default has occurred and is continuing; and

         (d) detailed calculations demonstrating compliance with the financial covenants set out in Section 7.9 of the Credit Agreement accompany this Certificate.

         This the _______________ day of ________________________, 199__.

                                    RAILWORKS CORPORATION

                                    By:
                                       --------------------------------
                                    Name:
                                    Title:

                       Attachment to Officer's Certificate

                       Computation of Financial Covenants

                                 Schedule 7.11-1

               Form of Joinder Agreement for Domestic Subsidiaries

         THIS JOINDER AGREEMENT (the "Agreement"), dated as of ___________________, ____, is by and among _______________________, a
__________________ (the "Applicant Guarantor"), BANK OF AMERICA CANADA, in its capacity as Canadian Administrative Agent, and BANK OF AMERICA, N.A., in its capacity as Domestic Administrative Agent and as Collateral Agent, under that certain Amended and Restated Credit Agreement dated as of July __, 1999 (as amended and modified, the "Credit Agreement") by and among RailWorks Corporation, a Delaware corporation, the Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Domestic Administrative Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

         The Applicant Guarantor has indicated its desire to become a Domestic Guarantor or is required by the terms of Section 7.11 of the Credit Agreement to become a Domestic Guarantor.

         Accordingly, the Applicant Guarantor hereby agrees with the Agents, for the benefit of the Lenders, as follows:

         1. The Applicant Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Applicant Guarantor will be deemed to be a party to the Credit Agreement and a "Domestic Guarantor" for all purposes of the Credit Agreement and the other Credit Documents, and shall have all of the obligations of a Domestic Guarantor thereunder as if it had executed the Credit Agreement and the other Credit Documents. The Applicant Guarantor agrees to be bound by all of the terms, provisions and conditions contained in the Credit Documents, including without limitation (i) all of the affirmative and negative covenants set forth in Sections 7 and 8 of the Credit Agreement applicable to a Domestic Guarantor and (ii) all of the undertakings and waivers applicable to a Domestic Guarantor set forth in Section 4 of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Applicant Guarantor hereby (A) jointly and severally together with the other Domestic Guarantors, guarantees to each Lender (including the Issuing Lender), each Affiliate of a Lender which enters into a Hedging Agreement with a Credit Party relating to the Obligations and the Agents, as provided in Section 4 of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof,
(B) agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Applicant Guarantor will, jointly and severally together with the other Domestic Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal, (C) grants to the Collateral Agent, for the benefit of the Lenders, a security interest in its Collateral as referred in, and pursuant to the terms of, the Domestic Security Agreement, and
(D) pledges and grants a security interest to the Collateral Agent, for the benefit of the Lenders, in the Collateral as referred in, and pursuant to the terms of, the Pledge Agreement, including the Pledged Stock identified in Schedule A attached hereto, if any.

         2. The Applicant Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the other Credit Documents (including the Schedules and Exhibits thereto). The information on Schedule 1 to the Domestic Security Agreement and Schedule 1 to the Domestic Pledge Agreement is amended to provide the information shown on the attached Schedule A with respect to the Applicant Guarantor.

         3. The Applicant Guarantor hereby waives acceptance by the Agents and the Lenders of the guaranty by the Applicant Guarantor under Section 4 of the Credit Agreement upon the execution of this Joinder Agreement by the Applicant Guarantor.

         4. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         5. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Joinder Agreement to be duly executed by its authorized officer as of the day and year first above written.

                                 APPLICANT GUARANTOR

                                 By:
                                      ---------------------------------
                                 Name:
                                 Title:

                                 Acknowledged and accepted:

                                 BANK OF AMERICA, N.A.,
                                 as Domestic Administrative Agent
                                 and as Collateral Agent

                                 By:
                                      ---------------------------------
                                 Name:
                                 Title:

                                 BANK OF AMERICA CANADA,
                                 as Canadian Administrative Agent

                                 By:
                                      ---------------------------------
                                 Name:
                                 Title:

                                   Schedule A
                                       to
                   Joinder Agreement for Domestic Subsidiaries

                    Schedule 1 to Domestic Security Agreement

                             Chief Executive Office

                                             Chief Executive
      Applicant Guarantor                         Office





                     Schedule 1 to Domestic Pledge Agreement

                          Description of Pledged Shares

                                            No. of      Certificate
Pledgor/Applicant Guarantor      Issuer     Shares         No.        Percentage
---------------------------      ------     ------         ---        ----------

                                 Schedule 7.11-2

               Form of Joinder Agreement for Canadian Subsidiaries

         THIS JOINDER AGREEMENT (the "Agreement"), dated as of ___________________, ____, is by and between _______________________, a
__________________ (the "Applicant Guarantor"), BANK OF AMERICA, N.A., in its capacity as Collateral Agent, and BANK OF AMERICA CANADA, in its capacity as Canadian Administrative Agent, under that certain Credit Agreement dated as of July __, 1999 (as amended and modified, the "Credit Agreement") by and among RailWorks Corporation, a Delaware corporation, the Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Domestic Administrative Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

         The Applicant Guarantor has indicated its desire to become a Canadian Guarantor or is required by the terms of Section 7.11 of the Credit Agreement to become a Canadian Guarantor.

         Accordingly, the Applicant Guarantor hereby agrees with the Collateral Agent and the Canadian Administrative Agent, for the benefit of the Canadian Lenders, as follows:

         1. The Applicant Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Applicant Guarantor will be deemed to be a party to the Credit Agreement and a "Canadian Guarantor" for all purposes of the Credit Agreement and the other Credit Documents, and shall have all of the obligations of a Canadian Guarantor thereunder as if it had executed the Credit Agreement and the other Credit Documents. The Applicant Guarantor agrees to be bound by all of the terms, provisions and conditions contained in the Credit Documents, including without limitation (i) all of the affirmative and negative covenants set forth in Sections 7 and 8 of the Credit Agreement applicable to a Canadian Guarantor and (ii) all of the undertakings and waivers applicable to a Canadian Guarantor set forth in Section 4 of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Applicant Guarantor hereby (A) jointly and severally together with the other Canadian Guarantors, guarantees to each Canadian Lender, each Affiliate of a Canadian Lender which enters into a Hedging Agreement with a Canadian Credit Party relating to the Canadian Obligations, the Collateral Agent and the Canadian Administrative Agent as provided in Section 4 of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof, (B) agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Applicant Guarantor will, jointly and severally together with the other Canadian Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal, (C) grants to the Collateral Agent, for the benefit of the Canadian Lenders, a security interest in its Collateral as referred in, and pursuant to the terms of, the Canadian Security Agreement, and (D) pledges and grants a security interest to the Collateral Agent, for the benefit of the Canadian Lenders, in the Collateral as referred in, and pursuant to the terms of, the Canadian Pledge Agreement, including the Pledged Stock identified in Schedule A attached hereto, if any.

         2. The Applicant Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the other Credit Documents (including the Schedules and Exhibits thereto). The information on Schedule 1 to the Canadian Security Agreement and Schedule 1 to the Canadian Pledge Agreement is amended to provide the information shown on the attached Schedule A with respect to the Applicant Guarantor.

         3. The Applicant Guarantor hereby waives acceptance by the Agents and the Lenders of the guaranty by the Applicant Guarantor under Section 4 of the Credit Agreement upon the execution of this Joinder Agreement by the Applicant Guarantor.

         4. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         5. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Joinder Agreement to be duly executed by its authorized officer as of the day and year first above written.

                                            APPLICANT GUARANTOR

                                            By:
                                                 ------------------------------
                                            Name:
                                            Title:

                                            Acknowledged and accepted:

                                            BANK OF AMERICA N.A.,
                                            as Collateral Agent

                                            By:
                                                 ------------------------------
                                            Name:
                                            Title:


                                            BANK OF AMERICA CANADA,
                                            as Canadian Administrative Agent

                                            By:
                                                 ------------------------------
                                            Name:
                                            Title:

                                   Schedule A
                                       to
                   Joinder Agreement for Canadian Subsidiaries

                    Schedule 1 to Canadian Security Agreement

                             Chief Executive Office

                                                   Chief Executive
    Applicant Guarantor                                  Office





                     Schedule 1 to Canadian Pledge Agreement

                          Description of Pledged Shares

                                            No. of      Certificate
Pledgor/Applicant Guarantor      Issuer     Shares         No.        Percentage
---------------------------      ------     ------         ---        ----------

                                  Schedule 8.1

                                  Indebtedness

                                  Schedule 11.1

                         Schedule of Lenders' Addresses

                                Schedule 11.3(b)

                        Form of Assignment and Acceptance

         THIS ASSIGNMENT AND ACCEPTANCE dated as of ____________, 199_ (this "Assignment") is entered into between THE LENDER IDENTIFIED ON THE SIGNATURE PAGES HERETO AS THE "ASSIGNOR" (the "Assignor") and THE PARTY IDENTIFIED ON THE SIGNATURE PAGES HERETO AS "ASSIGNEE" (the "Assignee").

         Reference is made to that Amended and Restated Credit Agreement dated as of August 4, 1998 (as amended and modified, the "Credit Agreement") among RailWorks Corporation, a Delaware corporation, the Subsidiaries identified therein, the lenders identified therein, First Union National Bank, as Documentation Agent, Bank of America Canada, as Canadian Administrative Agent, and Bank of America, N.A., as Domestic Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

         1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date shown below, those rights and interests of the Assignor under the Credit Agreement identified below (the "Assigned Interests"), including the Obligations and Commitments relating thereto, together with unpaid interest and fees relating thereto accruing from the Effective Date. The Assignor represents and warrants that it owns interests assigned hereby free and clear of liens, encumbrances or other claims. The Assignee represents that it is a permitted assignee under Section 11.3(c) of the Credit Agreement. The Assignor and the Assignee hereby make and agree to be bound by all the representations, warranties and agreements set forth in Section
11.3 of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (i) each Assignee, if it is not already a Lender under the Credit Agreement, shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment, have the rights and obligations of a Lender thereunder and
(ii) each Assignor shall, to the extent of the interests assigned by this Assignment, relinquish its rights and be released from its obligations under the Credit Agreement (other than the rights of indemnification referenced in Section
11.9 of the Credit Agreement). Schedule 2.1 is deemed modified and amended to the extent necessary to give effect to this Assignment.

         2. This Assignment shall be governed by and construed in accordance with the laws of the State of New York.

         3.       Terms of Assignment

         (a)      Date of Assignment:                   ________________  , __
         (b)      Legal Name of Assignor:                     SEE SIGNATURE PAGE
         (c)      Legal Name of Assignee:                     SEE SIGNATURE PAGE
         (d)      Effective Date of Assignment:         ________________  , __

See Schedule I attached for a description of the Loans, Obligations and Commitments (and the percentage interests therein and relating thereto) which are the subject of this Assignment.

         4. The fee payable to the relevant Administrative Agent in connection with this Assignment is enclosed.

         IN WITNESS WHEREOF, the parties hereto have caused the execution of this Assignment by their duly authorized officers as of the date first above written.

ASSIGNOR:                                    ASSIGNEE:

By:                                          By:
   ------------------------------               -------------------------------
Name:                                        Name:
Title:                                       Title:


                                             Address for Notices:


ACKNOWLEDGMENT AND ACCEPTANCE:

BANK OF AMERICA, N.A.
as Domestic Administrative Agent]

BANK OF AMERICA CANADA
as Canadian Administrative Agent]

By:
   --------------------------------
Name:
Title:

ACKNOWLEDGMENT AND CONSENT:

RAILWORKS CORPORATION,
a Delaware corporation

By:
   --------------------------------
Name:
Title:

                                   SCHEDULE I
                          TO ASSIGNMENT AND ACCEPTANCE
                              RAILWORKS CORPORATION

[DOMESTIC][CANADIAN]REVOLVING LOANS [AND LETTERS OF CREDIT] PRIOR TO ASSIGNMENT

                   Revolving        Revolving        Revolving           LOC             LOC
                   Committed       Commitment          Loans          Committed      Obligations
                    Amount         Percentage       Outstanding        Amount        Outstanding
                    ------         ----------       -----------        ------        -----------
ASSIGNOR



ASSIGNEE



                 ------------      ----------       ------------      -----------     -----------

                  $                                  $                 $               $

                                   SCHEDULE I
                          TO ASSIGNMENT AND ACCEPTANCE
                              RAILWORKS CORPORATION

           [DOMESTIC][CANADIAN]REVOLVING LOANS [AND LETTERS OF CREDIT]
                           SUBJECT TO THIS ASSIGNMENT

                   Revolving        Revolving        Revolving           LOC             LOC
                   Committed       Commitment          Loans          Committed      Obligations
                    Amount         Percentage       Outstanding        Amount        Outstanding
                    ------         ----------       -----------        ------        -----------
ASSIGNOR



ASSIGNEE



                 ------------      ----------       ------------      -----------     -----------

                  $                                  $                 $               $

                                   SCHEDULE I
                          TO ASSIGNMENT AND ACCEPTANCE
                              RAILWORKS CORPORATION

  [DOMESTIC][CANADIAN]REVOLVING LOANS [AND LETTERS OF CREDIT] AFTER ASSIGNMENT



                   Revolving        Revolving        Revolving           LOC             LOC
                   Committed       Commitment          Loans          Committed      Obligations
                    Amount         Percentage       Outstanding        Amount        Outstanding
                    ------         ----------       -----------        ------        -----------
ASSIGNOR



ASSIGNEE



                 ------------      ----------       ------------      -----------     -----------

                  $                                  $                 $               $